                                                             SECURITY
                                                               FUNDS

                                                      SEMI-ANNUAL
                                                      REPORT

                                                      MARCH 31, 2000
                                                      - SECURITY ULTRA FUND
                                                      - SECURITY EQUITY FUND
                                                         - GLOBAL SERIES
                                                         - SMALL COMPANY SERIES
                                                         - VALUE SERIES
                                                         - SOCIAL AWARENESS
                                                          SERIES
                                                         - ENHANCED INDEX SERIES
                                                         - EQUITY SERIES
                                                         - INTERNATIONAL SERIES
                                                         - SELECT 25 SERIES
                                                         - TOTAL RETURN SERIES
                                                      - SECURITY GROWTH AND
                                                        INCOME FUND

                                                         SECURITY DISTRIBUTORS,
                                                         INC.
                                                         A Member of The
                                                         Security Benefit
                                                         Group of Companies
                                                     [SECURITY DISTRIBUTORS,
                                                     INC. LOGO]

CHAIRMAN OF THE BOARD'S COMMENTARY
--------------------------------------------------------------------------------
 MAY 15, 2000




[CLELAND PHOTO]




John Cleland


TO OUR SHAREHOLDERS:

While the average investor's perception that the six months ended March 31, 2000 produced very favorable market returns is accurate, when viewed in a historical perspective, it is important to point out that returns were dramatically different in the various market sectors. In our own portfolios the returns varied from +94.27% in our Small Cap Series to -6.42% in our value-driven Growth and Income Fund.(1,2) We believe it is important for investors to recognize that this divergence among market sectors is likely to continue.

ASSET ALLOCATION CHOICES INCREASE

Not too many years ago we believed that an asset allocation strategy for investors was centered around stocks, bonds, and cash. Today it may well be that the more important decision is how to allocate one's equity portfolio across a broad spectrum of equity market sectors as the divergence of returns becomes more pronounced.

We believe the long term climate for investors remains positive. It is driven by strong economic growth, very low inflation rates, and the continuation of strong money flows into the markets from participants in defined contribution pension plans. However, we expect volatility resulting from momentum-driven trading strategies executed by a certain segment of the investment public to create periodic, often daily "noise" that has the potential to distract investors.

MANAGEMENT RESPONSIBILITIES SHIFT

We continue to transition and expand management responsibilities in our organization in order to provide the best possible products and services to our shareholders. At the last meeting of the Board of Directors I was elected to the position of Chairman of the Board and Jim Schmank was elected President of Security Funds. As you know, Jim is now President of Security Management Company, LLC, the investment advisor to Security Funds. You will be hearing from both of us in the future about events of interest related to our fund family.

In the following pages the portfolio managers discuss in more detail the performance results of their funds. As always, we thank you for your continuing investment in Security products. We invite your questions and comments at any time.

Sincerely,

/s/ John Cleland
John Cleland, Chairman of the Board
The Security Funds

(1) Performance figures for our funds are based on Class A shares and do not reflect deduction of the sales charge.

(2) Performance figures are based on benchmark comparison and do not reflect deduction of a sales charge.

--------------------------------------------------------------------------------

 PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
  MAY 15, 2000



[SCHMANK PHOTO]




James Schmank

TO OUR SHAREHOLDERS:

The business of managing your money has never been more complicated and competitive than it is today. With a continuous stream of new investment themes and the news media's focus on short term results, we know how confusing it is for investors to be confident in the soundness of their investment strategies.

A LONG TERM FOCUS IS KEY FOR YOUR INVESTMENTS

Our goal is to help you stay on course and achieve your investment objectives. We have always maintained a long term focus in our approach to managing money, both in the investment strategies we employ in each of our portfolios and in our overall approach to the business of being an investment advisor. We remain committed to our current investment practices during these turbulent periods, staying with time-tested strategies appropriate for the risk targets for each of our portfolios. We recognize that time is always an investor's best ally in overcoming the effects of short term market disturbances.

EXPERIENCED MANAGERS ARE BETTER EQUIPPED TO NAVIGATE VOLATILE MARKETS

We are proud of the teams we have assembled to oversee your money. Our portfolio managers are seasoned professionals with long tenures in managing portfolios. They have weathered many economic cycles, helping them navigate through much of the confusion clouding the markets today. Supporting our portfolio managers are teams of research analysts who monitor the financial soundness of the companies included in our portfolios and search for promising new investments as well.

We appreciate the confidence you have placed in us and are fully aware that we must continue to earn your respect. We are committed to bringing you excellent performance results in all of the investment strategies we offer.

James Schmank, President
Security Funds

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY ULTRA FUND

MAY 15, 2000





[SCHIER PHOTO]




  Jim Schier
Portfolio Manager


TO OUR SHAREHOLDERS:

Security Ultra Fund turned in a very strong performance in the first six months of the fiscal year. The total return on the portfolio was +64.00%, outpacing the benchmark S&P/Barra Midcap Growth Index return of +52.13% over the same period.(1)

TECHNOLOGY CONTINUES TO LEAD THE MARKETS

Continuing the theme that provided excellent returns in fiscal year 1999, the technology sector made the greatest contribution to total return in the six month period. As a group, the technology stocks in the portfolio rose 127.5% compared with the corresponding benchmark sector's return of 106.6%. Ten of our thirty technology stocks doubled or more than doubled their prices. It seems that the earlier in the development stages a company was, the greater its return. The mature technology companies appear to have settled into a more normal return pattern.

Among the strong performers, JDS Uniphase Corporation rose over 300% and Veritas Software Corporation gained 227% during the period we held the stocks. Both of these companies have grown in size to the point that they no longer qualify as midcap stocks, and have been sold from the portfolio. Lernout & Hauspie Speech Products NV also outpaced the averages, climbing 216% over the six months. This company provides speech and language solutions for industries including the Internet. Drivers for their performance were the unveiling of a prototype of a handheld device with a continuous speech dictation engine for Web surfing and e-mail, and acquisition of the company which had been their primary competitor.

CONSUMER CYCLICALS AND HEALTH CARE STOCKS WERE STRONG AS WELL

Our consumer cyclicals group did well also, gaining 64.4% on average. Three companies that are classified in this group might more appropriately be included in the technology sector. Safeguard Scientifics, Inc. is a diversified information technology company that, among other things, designs business-to-business websites. Internet Capital Group, Inc. is an Internet holding company that operates a network of business-to-business e-commerce companies. Cerner Corporation designs information technology solutions for health care organizations and consumers, and saw its stock price jump after announcing a merger with Healtheon/WebMD Corporation.

The "early stages of development" story also held true in the health care sector, where newer biotechnology and genomics companies led in performance. Trimeris, Inc. develops drugs that block viral infection in a unique way. Its leading product candidate is a new and promising entry in the treatment of AIDS. Ligand Pharmaceuticals Inc. develops drugs used to regulate hormone activated receptors; they hold promise for gynecological disorders, some cancers, and cardiovascular diseases. Millennium Pharmaceuticals, Inc. is also a drug discovery and development company working on therapeutic and diagnostic health care products and services.

NOT ALL STOCKS WERE OUTPERFORMERS

Holdings in the energy sector of the portfolio underperformed, with two laggards doing most of the damage. Oil refiner Tesoro Petroleum Corporation fell throughout the six month period as higher oil prices cut into its profit margins. Oil exploration company Burlington Resources Inc. fell after announcing it would take $265 million in charges in the fourth quarter because of disappointing production in the Gulf of Mexico.

In the consumer staples group Cinar Corporation, which produces and distributes nonviolent programming and educational products for children and families, fell sharply following allegations of accounting irregularities. The outcome of the ensuing investigation remains unclear.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY ULTRA FUND

            MAY 15, 2000

FORECASTING IS DIFFICULT IN VOLATILE MARKET PERIODS
The recent market selloff is a welcome relief from the speculative pricing levels that have dominated in recent months. This selloff broadens the opportunities for finding new stocks for the funds at reasonable valuations. Many of the more mature companies look more attractive than the emerging stocks that have run up so far in price; our focus may shift away from these emerging sectors toward undervalued issues among the established corporations. This shift, however, would be applied to new funds rather than a major restructuring of the portfolio. Most of the current holdings continue to have a favorable outlook at this time. If the technology sector should return to its high levels of recent times we would take advantage of the opportunity to pare back on some names in that sector.

Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.
----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
PE Corp--PE Biosystems Group                5.4%
Comverse Technology, Inc.                   4.9%
Rational Software Corporation               4.8%
Lernout & Hauspie Speech Products N.V       4.4%
Safeguard Scientifics, Inc.                 4.3%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                       1 YEAR        5 YEARS           10 YEARS
                       ------        -------           --------
A Shares               91.51%        29.03%             16.89%
A Shares with sales    80.50%        27.52%             16.19%
  charge
B Shares               89.66%        27.70%             20.32%
                                                      (10-19-93)
                                                   (since inception)
B Shares with CDSC     84.66%        27.55%             20.32%
                                                      (10-19-93)
                                                   (since inception)
C Shares               89.45%        66.53%               N/A
                                    (1-29-99)
                                (since inception)
C Shares with CDSC     88.45%        66.53%               N/A
                                    (1-29-99)
                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.
Performance is attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

--------------------------------------------------------------------------------

             MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
             SECURITY EQUITY FUND--


             EQUITY GLOBAL SERIES
             MAY 15, 2000



                                                        [OPPENHEIMER FUNDS LOGO]

[WILBY PHOTO]






William L. Wilby
Portfolio Manager

TO OUR SHAREHOLDERS:

We are pleased that the Global Series of Security Equity Fund performed exceptionally well during the six month period that ended March 31, 2000. The Series provided a total return of +55.85% for the period, nearly doubling the +28.86% return of the benchmark Morgan Stanley Capital International World Equity Index.(1) The strong performance was primarily due to our continued focus on growth companies that we believe may benefit from one or more major worldwide trends: mass affluence, aging populations, new technologies and restructuring.

A LOOK BACK AT THE SIX MONTHS

The fourth quarter of 1999 (the first quarter of the Series' fiscal year) was very positive for U.S. and foreign markets. In the United States the markets bounced back from a midsummer decline triggered by rising interest rates. Overseas, Japan rebounded as institutional investors directed capital to its markets, which had become a relative bargain. Europe received a boost from currency unification-the introduction of the euro-as well as from the removal of trade barriers and a movement to reduce capital gains taxes.

As 2000 began, however, many markets around the globe retrenched. There were individual pockets of strength, such as France and Sweden, but the Global Series' investments in those countries represent only a small portion of total assets and so contributed only a small part of the portfolio's excellent performance.

We attribute the strong returns over the period to our very disciplined bottom-up approach, choosing our investments one company at a time based on their fundamental strengths and their growth prospects in light of our four long-term global themes. In short, we look for stocks with the potential to deliver earnings growth and share price growth in any type of market.

TRENDS AROUND THE GLOBE

In Europe the trend toward restructuring and enhancing shareholder value that began with the formation of the European Monetary Union is picking up speed. In January 2000, Vodaphone in the U.K. and Mannesmann in Germany merged to create the world's largest telecommunications firm. Japan is slowly moving toward a technology-based economy, and we expect this may increasingly replace the old heavy-manufacturing economy that has been in decline there for some years.

In addition, we see some encouraging developments in Latin America. For example, in March the rating agency Standard & Poor's Corporation raised Mexico's credit rating to investment grade, signaling that perhaps the problems associated with the 1994 devaluation of the peso are behind us.

PLANS FOR THE COMING MONTHS

Looking ahead, we remain positive in our outlook for markets in the United States, Europe, Japan and Latin America. While we expect the U.S. stock market to cool down as the effects of tighter monetary policy take hold, we are not overly concerned about finding compelling investments. We believe that good, solid companies can be found in virtually any economic environment.

The Global Series of Security Equity Fund remains well diversified, which mitigates the risk of any single market or industry. We believe our bottom-up "stock pickers" approach and our focus on long term trends will continue to lead us to solid, growth-oriented companies with strong competitive positions and high demand for their products.

William L. Wilby
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

    Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--

            EQUITY GLOBAL SERIES
            MAY 15, 2000

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
National Semiconductor Corporation          3.5%
Cadence Design Systems, Inc.                2.8%
Porsche AG                                  2.3%
Toshiba Corporation                         2.1%
QUALCOMM, Inc.                              2.0%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                       1 YEAR        5 YEARS           10 YEARS
                       ------        -------           --------
A Shares               72.36%        23.97%             18.56%
                                                       (10-1-93)
                                                   (since inception)
A Shares with sales    62.47%        22.50%             17.49%
  charge                                               (10-1-93)
                                                   (since inception)
B Shares               70.72%        22.75%             17.64%
                                                      (10-19-93)
                                                   (since inception)
B Shares with CDSC     65.72%        22.58%             17.64%
                                                      (10-19-93)
                                                   (since inception)
C Shares               70.56%        57.41%               N/A
                                    (1-29-99)
                                (since inception)
C Shares with CDSC     69.56%        57.41%               N/A
                                    (1-29-99)
                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

             MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
             SECURITY EQUITY FUND--SMALL CAP SERIES
             MAY 15, 2000




                                                                   [STRONG LOGO]

[OGNAR PHOTO]





Ronald C. Ognar
Portfolio Manager

TO OUR SHAREHOLDERS:

The Small Cap Series of Security Equity Fund experienced a strong first half of the fiscal year, gaining 94.27% over the six months compared with a return of +27.01% on the benchmark Russell 2000 Stock Index.(1) While the more traditional "old economy" stocks found in the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index made brief runs late in the period, in the end they were outmatched by the market's demand for high-growth "new economy" technology stocks.

REVIEWING THE SIX MONTHS

The Federal Reserve's policy-making Open Market Committee (FOMC) followed through on its resolve to keep a lid on economic growth and asset values by raising short term interest rates at each of four consecutive meetings during the period. Despite the FOMC's restraining moves, fourth quarter Gross Domestic Product grew at an extremely strong 7.3%, corporate profits continue to expand, nonenergy inflation is scant, and consumer confidence remains at levels not seen since the late 1960's. The FOMC's actions may have further exacerbated the valuation discrepancy between technology and the rest of the stock market, since investors responded by flocking to those companies producing the highest revenue and earnings growth.

SEEKING OUT BENEFICIARIES OF THE INTERNET

Technology, oil services, biotech companies, and some select financials provided the strongest relative performance for the Series over the six months. Within technology, we emphasized telecommunications, semiconductors, and software in particular. We have concentrated our investments in those companies that will benefit directly from the networked economy. The growth of the Internet and its acceptance as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business-to-business commerce as well as more traditional businesses.

The Internet is not only an additional channel of distribution to customers and suppliers, it also allows companies to streamline several aspects of their businesses including inventory and order processing. Furthermore, we expect strong growth to continue in wireless connectivity, Internet content, and bandwidth expansion. We are focusing on companies doing a good job of building brand recognition in these areas. The successful implementation of technology and innovation of new products and services will lead the best companies to market share gains and superior returns on capital.

THE ROAD AHEAD MAY NOT BE SMOOTH

It appears likely that further interest rate hikes lie ahead until the Federal Open Market Committee sees a softening of the economy. Therefore, we expect the U.S. economy to continue growing, but at a more moderate pace. Also, the second and third quarters tend to be the most difficult for the market as the seasonal cash flows from tax refunds and year-end bonuses wane. We will continue to focus on well-managed growth companies that are pure plays in dynamic industries and are providing innovative products and services. As growth investors, our team is constantly on the lookout for investments exhibiting sustainable fundamental improvement in order to consistently outperform the broader market averages.

Ronald C. Ognar
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The recent returns of the Small Cap Series are attributable, in part, to its investments in initial public offerings and unusually favorable market conditions. Investors should recognize that the conditions which contributed to the Series' recent performance may not be replicated in future periods.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--SMALL CAP SERIES
            MAY 15, 2000



----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Digital Microwave Corporation               3.3%
Ditech Communications Corporation           2.5%
Primus Telecommunications Group, Inc.       2.4%
Titan Pharmaceuticals, Inc.                 2.2%
Macrovision Corporation                     2.2%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                           1 YEAR      SINCE INCEPTION
                           ------      ---------------
A Shares                   137.44%   45.67%   (10-15-97)
A Shares with sales        123.74%   42.21%   (10-15-97)
  charge
B Shares                   134.78%   44.02%   (10-15-97)
B Shares with CDSC         129.78%   43.30%   (10-15-97)
C Shares                   135.12%   98.89%   (1-29-99)
C Shares with CDSC         134.12%   98.89%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--VALUE SERIES
            MAY 15, 2000




[SCHIER PHOTO]





  Jim Schier
Portfolio Manager


TO OUR SHAREHOLDERS:

The Value Series of Security Equity Fund is off to a strong start in fiscal year 2000, generating a total return of +18.76% over the first six months compared with +14.02% for the benchmark S&P Midcap Value Index in the same period.(1) While the value components of the major markets have not done as well as their growth counterparts, the returns on value stocks have been considerably above their historical averages.

HEALTH CARE STOCKS LED PERFORMANCE

Health care made up 13.9% of portfolio assets, more than twice the 5.5% weighting of the benchmark index. Returns for the portfolio group also led the benchmark, rising 55.1% compared with 24.3% in the S&P Midcap Value Index's health care sector. Noven Pharmaceuticals, Inc. led the group with its 126% gain during the time it was in the portfolio. Noven develops transdermal and transmucosal drug delivery systems and has reported record financial results driven by excellent physician and patient acceptance of their patch products.

Also in the health care group Ligand Pharmaceuticals Inc. was a strong performer. Ligand develops drugs used to regulate hormone activated receptors; they hold promise for gynecological disorders, some cancers, and cardiovascular diseases. Additionally, two generic drug stock holdings each gained over 50% during the six month period.

FINANCIAL AND CONSUMER CYCLICAL SECTOR STOCKS ALSO OUTPERFORMED

The financial stocks in the benchmark index declined 5.3% while those in the Value Series gained 8.2%. Financial Services company The Pioneer Group, Inc. rose over 57% realizing most of its gain after one of its biggest stockholders said Pioneer Group should sell its money management company. Also in the financial sector global investment banking firm Goldman Sachs Group, Inc. saw strong stock performance based on its twelve-month backlog of underwriting projects.

Among our consumer cyclical holdings Cerner Corporation, which designs information technology solutions for health care organizations and consumers, and saw its stock price jump after announcing a merger with Healtheon/WebMD Corporation. Acxiom Corporation, a provider of information management solutions and information technology outsourcing services, saw its price appreciate on strong quarterly earnings reports.

THE PERFORMERS IN A STRONG SECTOR

Although technology stocks generally led the markets upward during the six months, two of our technology holdings were negative. Mediconsult.com, Inc. provides consumers with medical information and education about medical conditions. We purchased the company because we liked its prospects as an internet health care company; however, its expenses soared after the company made a number of acquisitions during the period. A second disappointing technology stock was Silicon Graphics, Inc., a provider of systems which deliver advanced 3D graphics and computing capabilities for engineering and design professionals. Its stock fell nearly 30% after the company reported a larger than expected loss in its fiscal first quarter.

OPPORTUNITIES ABOUND IN THE VALUE ARENA

We continue to be impressed with the wide range of investment opportunities among value stocks. The S&P Midcap Value Index trades at less than twelve times earnings, a level that hasn't been seen in about 15 years. This compares with the S&P 500 Stock Index multiple of thirty times earnings and underscores the price divergence between the technology sector and all other sectors. The greatest challenge is finding the best investment choices in the wide range of offerings. We have recently pared back the percentage of growth names in the portfolio, and are more heavily value oriented than at any time in the last 18 months.

Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--VALUE SERIES
            MAY 15, 2000


----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Ocean Energy, Inc.                          3.9%
Benchmark Electronics, Inc.                 3.7%
Acxiom Corporation                          3.2%
Marshall & Ilsley Corporation               3.0%
Kinder Morgan, Inc.                         3.0%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                           1 YEAR    SINCE INCEPTION
                           ------    ---------------
A Shares                   37.10%   27.50%   (5-1-97)
A Shares with sales        29.19%   24.94%   (5-1-97)
  charge
B Shares                   35.67%   26.23%   (5-1-97)
B Shares with CDSC         30.67%   25.57%   (5-1-97)
C Shares                   35.64%   28.47%   (1-29-99)
C Shares with CDSC         34.64%   28.47%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--

            SOCIAL AWARENESS SERIES
            MAY 15, 2000




[SHIELDS PHOTO]




 Cindy Shields
Portfolio Manager


TO OUR SHAREHOLDERS:

The Social Awareness Series of Security Equity Fund gained 19.37% in the six months ended March 31, 2000.(1) While this is a very favorable six-month gain, it slightly lagged that of the benchmark Domini 400 Social Index which rose 21.78% over the same period.

TECHNOLOGY CONTINUES TO LEAD PERFORMANCE

The technology sector of the portfolio contributed most to total return during the six months, with stocks in this sector gaining 58% on average. Technology makes up 35% of the assets in the total portfolio. Returns on some of our technology stocks were truly astounding: Analog Devices, Inc. rose 214%, Scientific-Atlanta, Inc. was up 155%, and Cisco Systems, Inc. climbed 125%, to name some of the stronger performers. Growing demand for all areas of technology-wireless communications, bandwith, and digital cable deployment has been the dominant theme behind the sharp advances in these stock prices.

Energy and transportation have also played important roles in positive performance over the past six months. Oil services companies, including our holdings BJ Services Company and Noble Drilling Corporation, have been beneficiaries of renewed efforts to produce oil following the runup in energy prices. In the transportation sector Southwest Airlines Co. gained 37% after adding flight service to the northeastern part of the United States.

HEALTH CARE AND CONSUMER STAPLES

Although the health care sector at an 8% weighting is not a large part of the portfolio, two of our holdings in the sector were weak performers. Medical products manufacturer Johnson & Johnson saw its stock price decline steadily throughout the last six months as investors became concerned about prospects for its leading heartburn drug Propulsid. The drug was finally taken off the market because of rising patient safety concerns. Stock of Schering-Plough Corporation lost ground after the FDA accepted a filing for another company's generic version of Schering's allergy drug Claritin, the patent for which expires in 2002. Shering-Plough had hoped to be able to extend the patent until 2004.

Disappointing earnings in early March was the primary drag on the consumer staples sector of the portfolio. The earnings cloud also caused steep declines in similar consumer product oriented companies.

Also in the consumer staples arena, The Coca-Cola Company was negatively impacted by management's poor handling of negative incidents in their global operations. Management has since been replaced; although they have been in place less than six months, their actions hold promise of better things to come. Products are being better adapted to the markets into which they are sold, and the management of global operations is being moved into those regions instead of remaining centralized in Atlanta, Georgia.

LOOKING AHEAD: GROWTH OR VALUE?

The big question for the markets in the months ahead is whether investors will continue to flock to growth stocks or find value stocks more promising. Although we believe it is too early yet to move strongly into value issues we are watching closely and will shift if such a move seems advisable. We expect technology stocks to remain the best growth area for some time, but beaten-down sectors such as financial stocks will regain luster when the Federal Reserve is through raising interest rates.

As a final note, the Commissioner of the Securities & Exchange Commission in a recent speech to the Investment Company Institute emphasized the importance of investment advisers for mutual funds voting proxies in accordance with their social awareness funds' screens. We assure our shareholders that we have an internal policy in place which outlines our intention to vote all Social Awareness Series proxies in such a manner.

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--

            SOCIAL AWARENESS SERIES
            MAY 15, 2000


----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Microsoft Corporation                       7.8%
Cisco Systems, Inc.                         7.2%
Intel Corporation                           6.3%
Lucent Technologies, Inc.                   2.8%
Wal-Mart Stores, Inc.                       2.6%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                           1 YEAR    SINCE INCEPTION
                           ------    ---------------
A Shares                   18.63%   21.57%   (11-1-96)
A Shares with sales        11.80%   19.47%   (11-1-96)
  charge
B Shares                   17.26%   20.24%   (11-1-96)
B Shares with CDSC         12.26%   19.68%   (11-1-96)
C Shares                   17.04%   13.16%   (1-29-99)
C Shares with CDSC         16.04%   13.16%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
           SECURITY EQUITY FUND--

           ENHANCED INDEX SERIES
           MAY 15, 2000




                                                            [BANKERS TRUST LOGO]

TO OUR SHAREHOLDERS:

The Enhanced Index Series of Security Equity Fund, new to the Security Funds family in 1999, gained 18.69% over the six month period ended March 31, 2000.(1) This closely approximates the return of its benchmark Standard & Poor's 500 Stock Index, which gained 17.51% over the same period.

THE OPERATION OF THE PORTFOLIO

The Enhanced Index Series is designed to contain at least 80% of the companies represented in the benchmark index. Through a selection process using proprietary screens, the managers overweight approximately one-fourth of these stocks which in our view have above-average potential for appreciation. We select another one-fourth which the screens show to have below-average potential and underweight these issues.

The proprietary screens assess stocks based on the following items: the company reports a positive or negative earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to or deleted from the S&P 500 Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), the stock's price shows significant value based on options pricing techniques, or if financials show downward momentum. If none of these positive or negative screens apply, we will hold a neutral position in the stock.

Since the inception of the Series several of the proprietary screens have added value. These include Corporate Acquisitions, Momentum, Earnings Surprise, Seasoned Equity Offerings, and Announced Index Candidates strategies. The screens which have detracted from return include Deep Value and Dividend Yield strategies.

PORTFOLIO MANAGERS' OUTLOOK

The outlook for financial markets hinges most crucially on how the inevitable rebalancing of supply and demand in the U.S. economy will ultimately play out. We continue to believe that it is going to take some combination of higher interest rates and softer equity markets to cool demand. We expect another fifty basis points of interest rate increases by the Federal Reserve, coupled with flattish equity markets over the balance of the year. This combination will succeed in slowing demand growth by late this year or early next year to a rate at, or slightly below, the economy's supply potential. This "soft landing" would ease pressures on resources and keep inflation from picking up too much. Provided the cooling in U.S. growth and U.S. financial assets is modest and orderly, the rest of the world should take it in stride.

The key risk to this rather benign outcome is that U.S. domestic demand fails to moderate in a smooth, timely fashion. Instead, it keeps galloping ahead, exacerbating the supply/demand imbalance, stretching domestic resources even more and further increasing the economy's reliance on foreign production. Inflation pressures would presumably mount, and foreign investors might grow wary of their burgeoning claims on U.S. assets. As a result, the ultimate adjustment in U.S. financial markets needed to restore equilibrium would be much more severe, and could possibly imperil the U.S. expansion, with potentially serious repercussions for the rest of the world.

Enhanced Index Team

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            SECURITY EQUITY FUND--

            ENHANCED INDEX SERIES
            MAY 15, 2000


----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Microsoft Corporation                       3.9%
Cisco Systems, Inc.                         3.7%
General Electric Company                    3.6%
Intel Corporation                           3.1%
Exxon Mobil Corporation                     1.9%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                           1 YEAR    SINCE INCEPTION
                           ------    ---------------
A Shares                   18.92%   16.17%   (1-29-99)
A Shares with sales        12.10%   10.43%   (1-29-99)
  charge
B Shares                   18.16%   15.33%   (1-29-99)
B Shares with CDSC         13.16%   11.99%   (1-29-99)
C Shares                   18.12%   15.50%   (1-29-99)
C Shares with CDSC         17.12%   15.50%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--EQUITY SERIES
            MAY 15, 2000




[MILBERGER PHOTO]




Terry Milberger
Senior Portfolio
   Manager


TO OUR SHAREHOLDERS:

The Equity Series of Security Equity Fund returned a respectable +12.35% in the six month period ended March 31, 2000, versus the +17.51% return of the S&P 500 Stock Index.(1) The primary reason for current performance is an overweighting in "old economy" or traditional growth stocks, with not enough emphasis on the more risky, yet rapidly growing "new economy" technology and telecommunications companies.

"GROWTH AT A REASONABLE PRICE" STRATEGY

In the past, companies with annual earnings growth in the 10% to 15% range would provide above-average market returns; in recent months the leaders have been technology-related companies, many of which have no earnings at all.

Realizing that we must adapt to changing markets, we have increased our technology weighting to be more in line with the 34% weighting in the benchmark S&P 500 Index. While we owned some premier technology stocks early in the six-month period, we simply didn't own enough of them. Our Microsoft Corporation, Sun Microsystems, Inc., and Intel Corporation positions all performed well for us. In recent months we have been adding to established technology companies and some more recent entrants into the sector, including Exodus Communications, Inc., Amdocs Limited, Network Appliance, Inc., and Brocade Communications Systems, Inc.

THE PROCTER & GAMBLE STORY AND CONSUMER STAPLES COMPANIES

On March 7 (dubbed "Tide Tuesday" by analysts) Procter & Gamble Company's management announced that its earnings would not meet analysts' expectations, primarily because of the increase in raw materials costs. Procter & Gamble's stock fell 34% that day, and took down the prices of many other stocks in the consumer staples sector over the following days. Investors were concerned that if Procter & Gamble had to pay higher prices for raw materials, other companies in similar businesses would have the same problems.

Financial stocks also suffered over the period from economy-related problems. The Federal Reserve began raising interest rates in June of 1999 and still continues to exert upward pressure on rates. Our holdings in the banking and insurance industries lost ground as interest rates rose and investors feared earnings would be hurt.

OTHER NEW NAMES IN THE PORTFOLIO

Outside of the technology sector, we have been adding new names that we believe have strong growth potential. Kohl's Corporation operates a chain of family-oriented specialty department stores. They target the median income customer, selling top-brand merchandise at discounted prices. Motorcycle manufacturer Harley-Davidson, Inc. is another recent addition. Dominant in its product niche, Harley has shown consistent earnings growth in the 20% range and is benefiting from strong consumer confidence and the "wealth effect" that is driving consumer spending.

DIVERSIFICATION IS THE KEY

Apart from our increase in the technology sector, our additions will not be sector-concentrated. We are searching for excellent companies with high revenue growth, regardless of the sector in which they are classified. We expect the recent volatility to continue, with divergence between the "old economy" stocks and the "new economy" companies likely to narrow. We plan to keep the portfolio very well diversified, which we believe will minimize the impact of downturns in any one stock's fortunes.

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--EQUITY SERIES
            MAY 15, 2000


----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Microsoft Corporation                       4.4%
General Electric Company                    4.2%
Cisco Systems, Inc.                         4.2%
Intel Corporation                           3.6%
NASDAQ--100 Shares                          3.6%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                       1 YEAR        5 YEARS           10 YEARS
                       ------        -------           --------
A Shares               11.02%        23.25%             17.73%
A Shares with sales     4.68%        21.79%             17.03%
charge
B Shares                9.95%        22.05%             17.97%
                                                      (10-19-93)
                                                   (since inception)
B Shares with           4.95%        21.87%             17.97%
CDSC                                                  (10-19-93)
                                                   (since inception)
C Shares                9.74%         7.63%               N/A
                                    (1-29-99)
                                (since inception)
C Shares with           8.74%         7.63%               N/A
CDSC                                (1-29-99)
                                (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--

            INTERNATIONAL SERIES
            MAY 15, 2000




                                                            [BANKERS TRUST LOGO]


        [LEVY PHOTO]                 [REINER PHOTO]
        Michael Levy                 Robert Reiner
     Portfolio Manager             Portfolio Manager

[WANG PHOTO]
                Julie Wang
             Portfolio Manager

TO OUR SHAREHOLDERS:

The International Series of Security Equity Fund had very favorable performance during the first six months of the fiscal year, gaining 32.20% over the period. Its benchmark, the MSCI EAFE Index, rose 16.08% over the same period.(1) The portfolio managers at Bankers Trust Company, subadvisors for the Series, employ a bottom-up stock selection process, evaluating political and economic conditions only after selecting attractively valued, inefficiently priced issues.

REVIEW OF EVENTS DURING THE SIX MONTHS

During the six month period growth within the global economy continued to accelerate. Monetary policy was tightened further in all G7 countries except Japan despite inflation remaining largely benign. While higher energy prices were reflected in headline inflation figures, core inflation has remained more muted. However, North American and European bond markets have suffered against the backdrop of rising rates.

In the equity markets volatility has risen considerably for stocks in the richly-valued technology, media and telecommunication sectors. Markets in general began to rally strongly late in 1999 in response to the improved growth outlook and firmer commodity prices as well as by central banks injecting excess liquidity into the markets as a defensive measure ahead of Y2K, a surprisingly anticlimactic event.

Landmark events such as the proposed merger of America Online and Time Warner signaled tremendous change as so-called old economy and new economy companies found common ground. The successful bid by Vodafone/ Airtouch for Germany's Mannesmann demonstrated the potential for global synergies in telecommunications. Additionally, the continued high level of corporate restructuring within industrial Europe is expected to escalate.

Continental Europe has seen a continued acceleration of economic growth throughout 1999 and the first quarter of 2000. France has led the recovery with Germany patchy but clearly improving. The euro has continued to weaken against the dollar, promoting an improving outlook for corporate Euroland where the benefits of currency weakness are leading to higher export revenues. In the United Kingdom growth stocks continued to appreciate but lagged their continental European counterparts. Unlike the continent, the U.K. economy is beginning to show some signs of slowing after a series of interest rate increases.

The Japanese recovery remains fragile. Equity prices appear to include expectations of a significant economic expansion despite tepid consumer demand. Although there are early signs of restructuring, Japanese commitment to full-scale change remains in question. While foreigners have become less aggressive buyers of Japanese equities, domestic investors may redirect expiring postal savings assets into domestic stocks.

MAJOR TRANSACTIONS DURING THE PERIOD

We took advantage of the strength in the European telecommunications sector by reducing our exposure to Telecom Italia Mobile. Profits were also taken in some of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--

            INTERNATIONAL SERIES
            MAY 15, 2000




the competitive local exchange telecommunications carriers across continental Europe and in the U.K. We increased our exposure to the undervalued energy and financial sectors during the period as well. In Asia we continue to favor semiconductors and attractively valued technology stocks. In emerging markets, holdings were established in Embratel, the long distance telephone operator in Brazil after a period of what we believe was unjustified underperformance.

OUR OUTLOOK AND STRATEGY FOR THE COMING MONTHS

We expect central banks in Europe and the U.S. will further tighten monetary policy in the coming months. While some inflationary pressures are present, we do not expect a significant upturn in core inflation as restructuring efforts, technological innovation and deregulation continue. Improvement in core European economies, exports and consumer spending lead us to expect continued strong performance from this region. In the longer term, benefits of reduced tax rates should change the corporate landscape and may serve to focus overseas investors anew on Europe. Nevertheless, against this backdrop we continue to expect volatility within equity markets.

Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

    Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Vodafone Airtouch PLC                       3.1%
Canal Plus                                  2.3%
Murata Manufacturing Company, Ltd.          2.1%
Nortel Networks Corporation                 2.0%
Total Fina Elf S.A. (Cl. B)                 1.9%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                           1 YEAR    SINCE INCEPTION
                           ------    ---------------
A Shares                   36.86%   23.58%   (1-29-99)
A Shares with sales        29.00%   17.48%   (1-29-99)
  charge
B Shares                   35.83%   22.67%   (1-29-99)
B Shares with CDSC         30.83%   19.36%   (1-29-99)
C Shares                   36.22%   23.08%   (1-29-99)
C Shares with CDSC         35.22%   23.08%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--SELECT 25 SERIES
            MAY 15, 2000




[MILBERGER PHOTO]




  Terry Milberger
Senior Portfolio Manager



TO OUR SHAREHOLDERS:

The Select 25 Series of Security Equity Fund returned a favorable +16.62% in the six-month period ended March 31, 2000. The benchmark S&P/Barra Growth Index return was +24.68% over the same period.(1) Our strategy for the Select 25 series is to construct a portfolio of 25 to 30 stocks of premier companies that have above average revenue and earnings prospects.

RE-EXAMINING OUR STRATEGY

When performance in a portfolio lags that of its benchmark over a reported period we take a serious look at the method we are using to implement its strategy. The technology sector weighting in the portfolio is now over 46%, much closer to that of the benchmark S&P/Barra Growth Index. We have recently added companies with higher growth characteristics, including Network Appliance, Inc., Sanmina Corporation, Univision Communications Inc., Nextel Communications, Inc. and Nokia Oyj. This is not to say we have abandoned all of the "old economy" companies. Many familiar names remain in the portfolio. Among these are Walgreen Co., Wal-Mart Stores, Inc., The Home Depot, Inc., Harley-Davidson, Inc., Citigroup Inc., and Colgate-Palmolive Company.

HOLDING FEWER STOCKS MEANS LARGER CONCENTRATIONS

Because the portfolio is generally limited to between twenty and thirty holdings, a sharp move by any one company has a more pronounced impact on total return. For example, software company BMC Software, Inc. fell 28% during the period after reporting earnings shortfalls in two consecutive quarters. Tyco International Ltd., a provider of fire protection systems and electronic security services, fell sharply in the fourth quarter because of suspected accounting regularities. We, along with many other investors, believe these suspicions are unfounded and the stock did recover subsequently, with a 1% gain during the six month period.

The concentration effect works both ways, however. The portfolio benefited from a 53% gain in the shares of media company Time Warner, Inc. The appreciation in Time Warner was related to America Online, Inc.'s agreement to purchase the company. Medical device manufacturer Medtronic, Inc. also performed admirably, appreciating 148% over the six-month period on favorable product news.

Once the portfolio updating process is complete, we believe the turnover will be lower than that of the average equity portfolio. Still, we expect to be more nimble in choosing premier growth companies that reflect the returns seen in the benchmark index. We plan to buy these stocks and keep them in the portfolio as long as the fundamentals and growth characteristics remain favorable.

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--SELECT 25 SERIES
            MAY 15, 2000


----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Microsoft Corporation                       7.5%
General Electric Corporation                7.1%
Intel Corporation                           5.4%
Cisco Systems, Inc.                         5.2%
NASDAQ--100 Shares                          4.3%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                           1 YEAR    SINCE INCEPTION
                           ------    ---------------
A Shares                   18.08%   19.19%   (1-29-99)
A Shares with sales        11.33%   13.31%   (1-29-99)
  charge
B Shares                   17.42%   18.53%   (1-29-99)
B Shares with CDSC         12.42%   15.20%   (1-29-99)
C Shares                   17.69%   18.86%   (1-29-99)
C Shares with CDSC         16.69%   18.86%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

             MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
             SECURITY EQUITY FUND--TOTAL RETURN SERIES
             MAY 15, 2000




[MILBERGER PHOTO]




Terry Milberger
Senior Portfolio
   Manager


TO OUR SHAREHOLDERS:

The Total Return Series of Security Equity Fund lagged its benchmark in the first half of the fiscal year. The Series returned 10.73% over the six month period, while the S&P 500 Stock Index gained 17.51%.(1) Although the primary detractor was an underweighting in technology stocks that can be more risky, underperformance in other areas contributed as well.

FINANCIAL AND CONSUMER STAPLES SECTORS

Many insurance companies saw their stock prices strengthen in the second half of 1999 as Congress debated and subsequently passed legislation which would allow banks and insurance companies to merge. Expectations were high that banks would quickly seek out insurance companies they could acquire, but to date this hasn't happened. As a result the stock prices which rose in anticipation of the event have fallen in recent months. Additionally, the financial sector in general has been weak under the cloud of increasing interest rates.

Among our consumer staples companies, The Procter & Gamble Company saw its stock fall 31% on March 7, 2000 when the company announced its earnings would fall short of analysts' estimates. They attributed the shortfall primarily to higher costs of raw materials. This news caused investors to shy away from similar companies in the sector, believing that they too might be experiencing higher raw materials cost runups.

Also in the consumer staples sector, the stock of The Kroger Company, the largest U.S. supermarket operator, fell 24% in December. The sell-off in Kroger was due largely to management's underestimation of the time and cost of integrating its recent acquisition, Fred Meyer Stores, Inc., into its operations. In addition, the company also announced the departure of two top Fred Meyer executives following the acquisition. We believe the integration issues are short term and the longer term outlook remains very favorable.

SOME STRONG PERFORMERS AS WELL

Among the positive performers in the portfolio over the period were Colgate-Palmolive Company and Kohl's Corporation. Colgate benefited from its heavy exposure in the international markets as global economies began to recover from their difficulties of the past two years. Kohl's Corporation operates a chain of family-oriented specialty department stores. They target the median income customer, selling top-brand merchandise at discounted prices. In the strong U.S. economy consumers have been spending at an unusually rapid pace, and Kohl's has gained from this trend.

EXPANDING THE TECHNOLOGY WEIGHTING

Although an underweighting in the technology sector detracted from total return, those stocks we held in the sector did very well. Among these were Cisco Systems, Inc., Intel Corporation, and Nortel Networks Corporation. We are adding holdings in this sector, moving toward a weighting close to the 34% now in the S&P 500 Stock Index. We plan to gradually add technology stocks at times when the markets weaken and they can be bought at reasonable prices. We are also diversifying broadly in the sector in order to minimize the risk of a downturn in any one position.

STRUCTURE OF THE PORTFOLIO IN THE COMING MONTHS

We plan to keep the number of holdings in the portfolio between 70 and 80 at this time. This diversification will help minimize the impact of a disappointment from any one name. The holdings will be a mix of growth stocks and value issues. At this time about two-thirds of the stocks pay dividends. In today's market, those stocks with higher dividend streams generally have underperformed. We are placing more emphasis on total return than on the income stream and so we are keeping a close eye on the performance of our dividend-paying issues, making sure they keep pace with the general markets. We are hopeful that the restructuring of the portfolio will lead to strong performance in the months ahead.

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY EQUITY FUND--TOTAL RETURN SERIES
            MAY 15, 2000


----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
Microsoft Corporation                       5.3%
Cisco Systems, Inc.                         4.5%
General Electric Company                    4.1%
Intel Corporation                           3.8%
NASDAQ--100 Shares                          2.5%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                           1 YEAR    SINCE INCEPTION
                           ------    ---------------
A Shares                   13.94%   11.21%   (6-1-95)
A Shares with sales         7.42%    9.86%   (6-1-95)
  charge
B Shares                   12.77%   10.15%   (6-1-95)
B Shares with CDSC          7.77%    9.87%   (6-1-95)
C Shares                   12.44%    9.47%   (1-29-99)
C Shares with CDSC         11.44%    9.47%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

            MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
           SECURITY GROWTH AND INCOME FUND
           MAY 15, 2000




[MILBERGER PHOTO]




 Terry Milberger
Senior Portfolio
   Manager


TO OUR SHAREHOLDERS:

The first half of the fiscal year has been difficult for Security Growth and Income Fund. Total return for the six months ended March 31, 2000 was -6.42% while the benchmark S&P/Barra Value Index rose 9.23% over the period.(1) In response to recent performance we have refocused our strategies and expect favorable results more reflective of the S&P Barra Value Index in the second half of the fiscal year.

PRIMARY FACTORS AFFECTING PERFORMANCE

The greatest contributor to negative returns over the past six months was our small weighting in the technology sector. Stocks with high price/earnings ratios, as is typical of many of today's technology companies, generally are not a part of traditional growth and income portfolios. These types of stocks were the strongest performers throughout the fourth quarter of 1999 and most of the first quarter of 2000.

Our past orientation toward conservative value areas of the midcap and small cap stock segments also dragged down performance as these sectors lagged their companion growth areas of the markets. Throughout the six-month period the value components of the S&P 500 Index and the S&P Midcap 400 Index gained only about 1/3 as much as their corresponding growth components.

STRUCTURAL CHANGES TO THE FUND

In recent weeks we have been restructuring the portfolio to take advantage of the areas of the market that have been contributing to favorable returns. The overall objective of the Growth and Income Fund has not changed. The prospectus requirement that at least 25% of its assets must be securities that are income producing is expected to reduce volatility in overall portfolio performance, while a repositioning toward larger cap stocks should help keep returns more in line with those of the benchmark index.

While we are maintaining our emphasis on value stocks, we are seeking those that we believe have good growth prospects. During the last few month the technology weighting in the portfolio has been increased from 8% to about 20%. We have included major companies that are expected to benefit from the Internet infrastructure buildout.

We have added some premier growth companies in other market sectors as well. These include familiar names such as Wal-Mart Stores, Inc., General Electric Company, Colgate-Palmolive Company, The Home Depot, Inc., Harley Davidson, Inc., and Cardinal Health, Inc. We have reduced the weightings in the energy sector from 15% to about 8%, believing that oil prices are more likely to decline from their current levels than they are to run up further. We also sold some financial stock positions, bringing that sector's weighting down to about 19% from its previous 25%. Although the financials are very attractively priced, they could experience continued pressure as the Federal Reserve pursues its strategy of increasing interest rates to slow economic activity.

CHARACTERISTICS OF THE RESTRUCTURED PORTFOLIO

After making the changes outlined in the preceding paragraphs, the average market capitalization of the portfolio is about $125 billion. This has increased from an average of around $35 billion at the end of December. The long term forecasted earnings growth rate averages 16%, while the price/earnings to growth rate is about 1.2 times (the S&P 500 Stock index averages about 2 times). The price/earnings to growth rate shows we are buying growth at a better value than that of the S&P Index. We believe these changes will help provide favorable and consistent returns in the months ahead.

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            SECURITY GROWTH AND INCOME FUND
            MAY 15, 2000

----------------                  PERFORMANCE                   ----------------

                                TOP 5 HOLDINGS**

                                            % OF
                                         NET ASSETS
                                         ----------
NASDAQ--100 Shares                          3.6%
Microsoft Corporation                       3.2%
General Electric Company                    3.2%
Cisco Systems, Inc.                         2.0%
J.P. Morgan & Company, Inc.                 2.0%

  ** At March 31, 2000

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2000

                       1 YEAR         5 YEARS           10 YEARS
                       ------         -------           --------
A Shares               (3.59%)        12.75%              9.48%
A Shares with sales    (9.08%)        11.43%              8.84%
  charge
B Shares               (4.70%)        11.58%              7.98%
                                                       (10-19-93)
                                                    (since inception)
B Shares with          (9.47%)        11.33%              7.98%
CDSC                                                   (10-19-93)
                                                    (since inception)
C Shares               (5.06%)        (3.16%)              N/A
                                     (1-29-99)
                                 (since inception)
C Shares with          (6.01%)        (3.16%)              N/A
CDSC                                 (1-29-99)
                                 (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)

SECURITY GROWTH AND INCOME FUND
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
CORPORATE BONDS                   OF SHARES        VALUE
-------------------------------------------------------------
CONSUMER CYCLICAL - OTHER - 0.1%
American Eco Corporation,
  9.625% - 2008................     $125,000   $       52,188
ENERGY - REFINING - 0.2%
Crown Central Petroleum,
  10.875% - 2005...............     $200,000          140,500
FOOD - 0.1%
Nash Finch Company, 8.50% -
  2008.........................     $100,000           78,750
HEALTH CARE - 0.0%
Multicare Companies, Inc.,
  9.00% - 2007.................     $200,000           10,000
INSURANCE - 0.1%
General American Life Insurance
  Company, 8.525% - 2027.......      $75,000           73,781
MEDIA - NONCABLE - 0.1%
Golden Books Publishing, Inc.,
  7.65% - 2002.................     $116,000           69,600
SERVICES - 0.0%
Loewen Group, Inc., 6.70% -
  1999.........................      $75,000           35,812
                                               --------------
Total corporate bonds - 0.6%...                       460,631

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 1.0%
Boeing Company.................       20,000          758,750
AUTOMOBILES - 1.2%
Ford Motor Company.............       10,000          459,375
General Motors.................        5,000          414,063
                                               --------------
                                                      873,438
BANKS - MAJOR REGIONAL - 7.1%
Bank of New York Company,
  Inc..........................       15,000          623,437
Bank One Corporation...........       31,000        1,065,625
Fifth Third Bancorp............        5,000          315,000
FleetBoston Financial
  Corporation..................       15,000          547,500
PNC Financial Services Group...       15,900          716,494
Suntrust Banks, Inc............        8,000          462,000
Wachovia Corporation...........        8,000          540,500
Wells Fargo & Company..........       22,400          917,000
                                               --------------
                                                    5,187,556
BANKS - MONEY CENTER - 4.9%
Bank of America Corporation....       23,600        1,237,525
Chase Manhattan Corporation....        9,500          828,281
J.P. Morgan & Company, Inc.....       11,100        1,462,425
                                               --------------
                                                    3,528,231


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies,
  Inc..........................        3,600   $      224,100
BEVERAGES - SOFT DRINK - 0.3%
PepsiCo, Inc...................        6,600          228,113
BIOTECHNOLOGY - 0.3%
Amgen, Inc.*...................        3,500          214,812
BROADCAST MEDIA - 0.8%
Clear Channel Communications,
  Inc.*........................        5,000          345,313
Univision Communications,
  Inc.*........................        1,800          203,400
                                               --------------
                                                      548,713
CHEMICALS - BASIC - 2.0%
Air Products & Chemicals,
  Inc..........................       13,000          369,687
E.I. du Pont de Nemours &
  Company......................       13,200          697,950
Praxair, Inc...................        9,600          399,600
                                               --------------
                                                    1,467,237
COMMUNICATION EQUIPMENT - 2.6%
Lucent Technologies, Inc.......       10,000          607,500
Motorola, Inc..................        2,000          284,750
Nortel Networks Corporation....        4,000          504,000
Tellabs, Inc.*.................        8,000          503,875
                                               --------------
                                                    1,900,125
COMPUTER HARDWARE - 3.5%
Compaq Computer Corporation....       19,000          505,875
Dell Computer Corporation*.....        5,900          318,231
Hewlett-Packard Company........        2,000          265,125
International Business Machines
  Corporation..................        8,500        1,003,000
Sun Microsystems, Inc.*........        5,000          468,516
                                               --------------
                                                    2,560,747
COMPUTER SOFTWARE/SERVICES - 5.3%
America Online, Inc.*..........        8,000          538,000
Computer Sciences
  Corporation*.................        2,100          166,162
Microsoft Corporation*.........       22,000        2,337,500
Oracle Corporation*............        6,000          468,375
Yahoo! Inc.*...................        1,900          325,613
                                               --------------
                                                    3,835,650
COMPUTERS - PERIPHERALS - 0.5%
EMC Corporation*...............        2,700          337,500
COMPUTERS - NETWORKING - 2.0%
Cisco Systems, Inc.*...........       19,000        1,468,938

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)

SECURITY GROWTH AND INCOME FUND
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
DISTRIBUTION - FOOD & HEALTH - 0.4%
Cardinal Health, Inc...........        7,000   $      321,125
ELECTRICAL EQUIPMENT - 4.8%
Emerson Electric Company.......       18,000          951,750
General Electric Company.......       15,000        2,327,812
Sanmina Corporation............        2,800          189,175
                                               --------------
                                                    3,468,737
ELECTRONICS - INSTRUMENTATION - 0.0%
Sabre Holdings Corporation.....            1                8
ELECTRONICS - SEMICONDUCTORS - 2.4%
Intel Corporation..............       11,000        1,451,312
Texas Instrument, Inc..........        2,000          320,000
                                               --------------
                                                    1,771,312
ENTERTAINMENT - 1.2%
Golden Books Family
  Entertainment*...............        5,667            9,917
Viacom, Inc.*..................        6,400          337,600
Walt Disney Company............       12,700          525,462
                                               --------------
                                                      872,979
EQUIPMENT - SEMICONDUCTORS - 0.5%
Applied Materials, Inc.*.......        3,600          339,300
FINANCIAL - DIVERSE - 3.7%
Citigroup, Inc.................        9,600          569,400
Fannie Mae.....................       19,300        1,089,244
Freddie Mac....................       15,000          662,813
Morgan Stanley Dean Witter and
  Company......................        4,200          342,562
                                               --------------
                                                    2,664,019
FOODS - 0.9%
Bestfoods, Inc.................        8,000          374,500
Ralston-Ralston Purina Group...       11,000          301,125
                                               --------------
                                                      675,625
HEALTH CARE - DIVERSE - 1.7%
American Home Products
  Corporation..................        7,300          391,462
Bristol-Myers Squibb Company...        6,300          363,825
Johnson & Johnson..............        6,900          483,431
                                               --------------
                                                    1,238,718
HEALTH CARE - PHARMACEUTICALS - MAJOR - 1.3%
Merck & Company, Inc...........        9,000          559,125
Schering-Plough Corporation....        9,600          352,800
                                               --------------
                                                      911,925


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.0%
Colgate-Palmolive Company......        7,500   $      422,813
Kimberly-Clark Corporation.....        5,500          308,000
                                               --------------
                                                      730,813
INSURANCE - LIFE/HEALTH - 1.4%
American General Corporation...       18,000        1,010,250
INSURANCE - MULTILINE - 0.6%
American International Group,
  Inc..........................        4,000          438,000
LEISURE TIME PRODUCTS - 0.3%
Harley-Davidson, Inc...........        2,400          190,500
MACHINERY - DIVERSE - 0.9%
Deere & Company................        9,100          345,800
Ingersoll-Rand Company.........        6,800          300,900
                                               --------------
                                                      646,700
MANUFACTURING - DIVERSIFIED - 2.8%
Honeywell International,
  Inc..........................        4,500          237,094
Minnesota Mining &
  Manufacturing Company........        5,500          487,094
Textron, Inc...................        7,500          456,563
Tyco International, Ltd........        7,500          374,063
United Technologies
  Corporation..................        8,000          505,500
                                               --------------
                                                    2,060,314
MEDICAL PRODUCTS & SUPPLIES - 1.8%
Baxter International, Inc......       15,000          940,312
Medtronic, Inc.................        7,000          360,063
                                               --------------
                                                    1,300,375
NATURAL GAS - 1.4%
El Paso Energy Corporation.....       16,000          646,000
Williams Companies, Inc........        8,000          351,500
                                               --------------
                                                      997,500
OIL - DOMESTIC - 1.7%
Atlantic Richfield
  Corporation..................        6,000          510,000
Phillips Petroleum Company (NY
  Shares)......................       15,000          693,750
                                               --------------
                                                    1,203,750
OIL - INTERNATIONAL - 5.3%
Chevron Corporation............        8,200          757,988
Exxon Mobil Corporation........       12,000          933,750
Royal Dutch Petroleum
  Company*.....................       25,100        1,444,819
Texaco, Inc....................       13,200          707,850
                                               --------------
                                                    3,844,407

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)


SECURITY GROWTH AND INCOME FUND
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL & GAS - DRILLING & EQUIPMENT - 1.3%
Halliburton Company............       15,000   $      615,000
Schlumberger, Ltd..............        4,000          306,000
                                               --------------
                                                      921,000
OIL & GAS - EXPLORATION & PRODUCTION - 0.6%
Unocal Corporation.............       15,000          446,250
PAPER & FOREST PRODUCTS - 1.1%
International Paper Company....       19,000          812,250
PUBLISHING - NEWSPAPER - 0.8%
Gannett Company, Inc...........        8,000          563,000
RETAIL - APPAREL - 0.3%
TJX Companies, Inc.............       10,300          228,531
RETAIL - BUILDING SUPPLIES - 1.3%
Home Depot.....................        6,000          387,000
Lowe's Companies, Inc..........       10,000          583,750
                                               --------------
                                                      970,750
RETAIL - DRUG STORES - 0.3%
Walgreen Company...............        8,400          216,300
RETAIL - FOOD CHAINS - 0.4%
Safeway, Inc.*.................        6,700          303,175
RETAIL - GENERAL MERCHANDISE - 2.1%
Target Stores..................        5,000          373,750
Wal-Mart Stores, Inc...........       21,000        1,165,500
                                               --------------
                                                    1,539,250
RESTAURANTS - 1.0%
McDonald's Corporation.........       20,000          751,250
SERVICES - DATA PROCESSING - 0.2%
Automatic Data Processing,
  Inc..........................        3,600          173,700
TELECOMMUNICATIONS - CELLULAR - 0.4%
Nextel Communications, Inc.*...        2,100          311,325
TELECOMMUNICATION - LONG DISTANCE - 3.6%
AT&T Corporation...............       25,000        1,406,250
MCI WorldCom, Inc..............       26,500        1,200,781
                                               --------------
                                                    2,607,031
TELEPHONE - 5.5%
Bell Atlantic Corporation......       23,700        1,448,662
BellSouth Corporation..........       23,200        1,090,400
SBC Communications.............       34,600        1,453,200
                                               --------------
                                                    3,992,262


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
UNIT INVESTMENT TRUST - 3.6%
NASDAQ - 100 Shares*...........       24,000   $    2,631,000
                                               --------------
  Total common stocks - 88.4%...............       64,287,341
                                               ==============

COMMERCIAL PAPER
----------------
BROKERAGE - 2.1%
Merrill Lynch & Company, Inc.,
  6.10%, 4/12/00...............   $1,500,000        1,497,204
COMBINATION GAS & ELECTRIC - 0.6%
Pacific Gas & Electric Company,
  6.005%, 4/4/00...............     $400,000          399,800
ELECTRIC UTILITIES - 3.8%
Allegheny Energy, Inc., 6.08%,
  4/7/00.......................   $2,800,000        2,797,163
                                               --------------
  Total commercial paper - 6.5%.............        4,694,167
                                               --------------
  Total investments - 95.5%.................       69,442,139
  Cash and other assets, less liabilities -
    4.5%....................................        3,230,983
                                               --------------
  Total net assets - 100.0%.................   $   72,673,122
                                               ==============

SECURITY EQUITY FUND - EQUITY SERIES
COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.2%
Boeing Company.................       50,000   $    1,896,875
AIRLINES - 0.4%
Southwest Airlines Company.....      200,000        4,162,500
ALUMINUM - 0.3%
Alcoa, Inc.....................       55,000        3,863,750
AUTOMOBILES - 0.6%
Ford Motor Company.............       85,000        3,904,687
General Motors Corporation.....       40,000        3,312,500
                                               --------------
                                                    7,217,187
BANKS - MAJOR REGIONAL - 2.8%
Bank of New York Company,
  Inc..........................      300,000       12,468,750
Northern Trust Corporation.....      125,000        8,445,312
SunTrust Banks, Inc............       30,000        1,732,500
Wells Fargo & Company..........      205,000        8,392,187
                                               --------------
                                                   31,038,749
BANKS - MONEY CENTER - 1.7%
Chase Manhattan Corporation....      155,000       13,514,062
Bank of America Corporation....      115,000        6,030,312
                                               --------------
                                                   19,544,374

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - EQUITY SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BEVERAGES - ALCOHOLIC - 0.5%
Anheuser-Busch Companies,
  Inc..........................      100,000   $    6,225,000
BEVERAGES - SOFT DRINK - 1.1%
Coca-Cola Company..............      175,000        8,214,063
PepsiCo, Inc...................      130,000        4,493,125
                                               --------------
                                                   12,707,188
BIOTECHNOLOGY - 0.4%
Amgen, Inc.*...................       70,000        4,296,250
BROADCAST MEDIA - 1.2%
AMFM, Inc.*....................      140,000        8,697,500
Univision Communications,
  Inc.*........................       40,000        4,520,000
                                               --------------
                                                   13,217,500
BUILDING MATERIALS - 0.4%
Masco Corporation..............      200,000        4,100,000
CHEMICALS - BASIC - 0.9%
Dow Chemical Company...........       25,000        2,850,000
E.I. du Pont de Nemours and
  Company......................       90,000        4,758,750
Rohm & Haas Company............       60,000        2,677,500
                                               --------------
                                                   10,286,250
CHEMICALS - SPECIALTY - 0.5%
Ecolab, Inc....................      150,000        5,503,125
COMMUNICATION EQUIPMENT - 5.9%
ADC Telecommunications,
  Inc.*........................      110,000        5,926,250
CIENA Corporation*.............       26,700        3,367,538
Lucent Technologies, Inc.......      265,000       16,098,750
Motorola, Inc..................       75,000       10,678,125
Nokia Oyj......................       45,000        9,776,250
Nortel Networks Corporation....      125,000       15,750,000
Tellabs, Inc.*.................       70,000        4,408,906
                                               --------------
                                                   66,005,819
COMPUTER HARDWARE - 5.7%
Apple Computer, Inc.*..........       30,000        4,074,375
Dell Computer Corporation*.....      200,000       10,787,500
Hewlett-Packard Company........       75,000        9,942,188
International Business Machines
  Corporation..................      160,000       18,880,000
Sun Microsystems, Inc.*........      215,000       20,146,172
                                               --------------
                                                   63,830,235
COMPUTERS - NETWORKING - 4.5%
Cisco Systems, Inc.*...........      600,000       46,387,500
Network Appliance, Inc.*.......       40,000        3,310,000
                                               --------------
                                                   49,697,500


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
COMPUTERS - PERIPHERALS - 1.5%
Brocade Communications Systems,
  Inc.*........................       20,000   $    3,586,250
EMC Corporation*...............       85,000       10,625,000
Lexmark International Group,
  Inc.*........................       20,000        2,115,000
                                               --------------
                                                   16,326,250
COMPUTER SOFTWARE/SERVICES - 8.6%
Amdocs Limited*................       60,000        4,421,250
Computer Associates
  International, Inc...........       60,000        3,551,250
Computer Sciences
  Corporation*.................      120,000        9,495,000
Digex, Inc.*...................       35,000        3,882,812
Microsoft Corporation*.........      460,000       48,875,000
Oracle Corporation*............      200,000       15,612,500
PSINet, Inc.*..................      100,000        3,401,563
Yahoo!, Inc.*..................       40,000        6,855,000
                                               --------------
                                                   96,094,375
DISTRIBUTION - FOOD & HEALTH - 0.6%
Cardinal Health, Inc...........      145,000        6,651,875
ELECTRICAL EQUIPMENT - 4.5%
General Electric Company.......      300,000       46,556,250
Sanmina Corporation*...........       60,000        4,053,750
                                               --------------
                                                   50,610,000
ELECTRONICS - SEMICONDUCTORS - 4.7%
Intel Corporation..............      300,000       39,581,250
National Semiconductor
  Corporation*.................       60,000        3,637,500
Texas Instruments, Inc.*.......       60,000        9,600,000
                                               --------------
                                                   52,818,750
ENTERTAINMENT - 2.1%
Seagram Company, Ltd...........       50,000        2,975,000
Time Warner, Inc...............      140,000       14,000,000
Viacom, Inc.*..................      120,000        6,330,000
                                               --------------
                                                   23,305,000
EQUIPMENT - SEMICONDUCTORS - 1.1%
Applied Materials, Inc.*.......       70,000        6,597,500
ASM Lithography Holding
  N.V.*........................       15,000        1,676,250
Teradyne, Inc.*................       45,000        3,701,250
                                               --------------
                                                   11,975,000
FINANCIAL - DIVERSE - 3.7%
American Express Company.......       40,000        5,957,500
Citigroup, Inc.................      270,000       16,014,375
Fannie Mae.....................      150,000        8,465,625

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)


SECURITY EQUITY FUND - EQUITY SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
FINANCIAL - DIVERSE (CONTINUED)
Freddie Mac....................      140,000   $    6,186,250
Morgan Stanley, Dean Witter &
  Company......................       50,000        4,078,125
                                               --------------
                                                   40,701,875
FOODS - 1.0%
Bestfoods......................      240,000       11,235,000
HEALTH CARE - DIVERSE - 2.3%
American Home Products
  Corporation..................      150,000        8,043,750
Bristol-Myers Squibb Company...      175,000       10,106,250
Johnson & Johnson..............      100,000        7,006,250
                                               --------------
                                                   25,156,250
HEALTH CARE - PHARMACEUTICALS - 2.5%
Elan Corporation plc - ADR*....      180,000        8,550,000
Merck & Company, Inc...........      130,000        8,076,250
Pharmacia & Upjohn, Inc........       60,000        3,555,000
Schering-Plough Corporation....      200,000        7,350,000
                                               --------------
                                                   27,531,250
HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Company......      200,000       11,275,000
Kimberly-Clark Corporation.....       40,000        2,240,000
Procter & Gamble Company.......      150,000        8,437,500
                                               --------------
                                                   21,952,500
INSURANCE - LIFE/HEALTH - 0.4%
American General Corporation...       85,000        4,770,625
INSURANCE - MULTILINE - 2.1%
American International Group,
  Inc..........................      160,000       17,520,000
Hartford Financial Services
  Group, Inc...................      120,000        6,330,000
                                               --------------
                                                   23,850,000
LEISURE TIME PRODUCTS - 0.3%
Harley-Davidson, Inc...........       45,000        3,571,875
LODGING - HOTELS - 0.3%
Carnival Corporation...........      125,000        3,101,563
MACHINERY - DIVERSE - 0.2%
Ingersoll-Rand Company.........       40,000        1,770,000
MANUFACTURING - DIVERSIFIED - 2.4%
Honeywell International,
  Inc..........................      100,000        5,268,750
Illinois Tool Works, Inc.......       60,000        3,315,000
Textron, Inc...................       48,600        2,958,525
Tyco International, Ltd........      300,000       14,962,500
                                               --------------
                                                   26,504,775


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 2.1%
Baxter International, Inc......      120,000   $    7,522,500
Becton, Dickinson & Company....      200,000        5,262,500
Medtronic, Inc.................      200,000       10,287,500
                                               --------------
                                                   23,072,500
NATURAL GAS - 2.7%
Coastal Corporation............      260,000       11,960,000
Enron Corporation..............      100,000        7,487,500
Williams Companies, Inc........      230,000       10,105,625
                                               --------------
                                                   29,553,125
OIL - INTERNATIONAL - 3.7%
Chevron Corporation............      110,000       10,168,125
Exxon Mobil Corporation........      250,000       19,453,125
Royal Dutch Petroleum
  Company......................      200,000       11,512,500
                                               --------------
                                                   41,133,750
PERSONAL CARE - 0.3%
Gillette Company...............      100,000        3,768,750
PUBLISHING - 0.3%
McGraw-Hill Companies, Inc.....       85,000        3,867,500
PUBLISHING - NEWSPAPER - 1.5%
Gannett Company, Inc...........      100,000        7,037,500
News Corporation Limited ADR...       80,000        4,500,000
Tribune Company................      155,000        5,667,188
                                               --------------
                                                   17,204,688
RESTAURANTS - 0.3%
McDonald's Corporation.........       85,000        3,192,812
RETAIL - APPAREL - 0.6%
TJX Companies, Inc.............      300,000        6,656,250
RETAIL - BUILDING SUPPLIES - 1.9%
Home Depot, Inc................      180,000       11,610,000
Lowe's Companies, Inc..........      160,000        9,340,000
                                               --------------
                                                   20,950,000
RETAIL - DEPARTMENT STORES - 0.3%
Kohl's Corporation*............       30,000        3,075,000
RETAIL - DRUG STORES - 1.1%
Walgreen Company...............      470,000       12,102,500
RETAIL - FOOD CHAINS - 0.8%
Safeway, Inc.*.................      200,000        9,050,000
RETAIL - GENERAL MERCHANDISE - 3.3%
Costco Wholesale
  Corporation*.................       50,000        2,628,125
Target Corporation.............      160,000       11,960,000
Wal-Mart Stores, Inc...........      390,000       21,645,000
                                               --------------
                                                   36,233,125
SERVICES - ADVERTISING/MARKETING - 0.8%
Omnicom Group, Inc.............       90,000        8,409,375

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)


SECURITY EQUITY FUND - EQUITY SERIES
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 0.6%
Exodus Communications, Inc.*...       45,000   $    6,322,500
SERVICES - DATA PROCESSING - 0.5%
First Data Corporation.........      120,000        5,310,000
TELECOMMUNICATION - CELLULAR - 1.2%
Nextel Communications, Inc.*...       40,000        5,930,000
Sprint Corporation (PCS
  Group)*......................      120,000        7,837,500
                                               --------------
                                                   13,767,500
TELECOMMUNICATION - LONG DISTANCE - 2.9%
AT&T Corporation...............      175,000        9,843,750
MCI WorldCom, Inc.*............      225,000       10,195,313
Qwest Communications
  International*...............       60,000        2,910,000
Sprint Corporation (FON
  Group).......................      140,000        8,820,000
                                               --------------
                                                   31,769,063
TELEPHONE - 3.4%
BellSouth Corporation..........      150,000        7,050,000
CenturyTel, Inc................      110,000        4,083,750
GTE Corporation................      170,000       12,070,000
SBC Communications, Inc........      250,000       10,500,000
U S West, Inc..................       50,000        3,631,250
                                               --------------
                                                   37,335,000
UNIT INVESTMENT TRUST - 3.5%
NASDAQ - 100 Shares*...........      360,000       39,465,000
                                               --------------
  Total common stocks - 99.2%...............    1,103,757,703

COMMERCIAL PAPER
----------------
BROKERAGE - 0.1%
Merrill Lynch & Company, Inc.
  6.12%, 4-3-00................   $1,000,000          999,660
COMBINATION GAS & ELECTRIC - 0.4%
Pacific Gas & Electric Company
  6.055%, 4-4-00...............   $3,500,000        3,498,264
  5.95%, 4-4-00................   $1,600,000        1,599,193
                                               --------------
                                                    5,097,457


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMERCIAL PAPER (CONTINUED)      OF SHARES        VALUE
-------------------------------------------------------------
ELECTRIC UTILITIES - 0.1%
Florida Power & Light Company
  6.045%, 4-3-00...............  $   600,000   $      599,799
                                               --------------
  Total commercial paper - 0.6%.............        6,696,916
                                               --------------
  Total investments - 99.8%.................    1,110,454,619
  Cash and other assets, less liabilities -
    0.2%....................................        2,015,487
                                               --------------
  Total net assets - 100.0%.................   $1,112,470,106
                                               ==============

SECURITY EQUITY FUND - GLOBAL SERIES
COMMON STOCKS
-------------
ARGENTINA - 0.2%
IRSA Inversiones y
  Representaciones S.A.........       47,990   $      149,309
AUSTRALIA - 1.0%
Australia & New Zealand Banking
  Group, Ltd...................       70,100          442,527
Telstra Corporation, Ltd.......       99,200          457,629
                                               --------------
                                                      900,156
BELGIUM - 1.1%
Lernout & Hauspie Speech
  Products N.V.*...............        9,000          994,500
BRAZIL - 2.6%
Tele Norte Leste Participacoes
  S.A.*........................   48,000,000        1,276,332
Telesp Celular Participacoes
  S.A. ADR*....................       21,100        1,196,106
                                               --------------
                                                    2,472,438
CANADA - 0.9%
Bombardier, Inc................       33,400          838,566
CROATIA - 0.5%
Pliva d.d GDR..................       29,100          431,117
FINLAND - 0.9%
Nokia Oyj ADR..................        4,000          869,000
FRANCE - 6.3%
Alcatel........................        4,200          921,552
AXA............................        3,040          430,819
Canal Plus.....................        3,100          682,270
Cap Gemini S.A.................        4,100        1,110,291
Genset ADR*....................       14,400          467,775
Sidel S.A......................        7,600          494,526
Societe BIC S.A................       21,530          875,587
Societe Television Francaise
  1............................        1,200          884,176
                                               --------------
                                                    5,866,996

                            See accompanying notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - GLOBAL SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
GERMANY - 7.3%
DePfa Deutsche Pfandbriefbank
  AG...........................        3,700   $      354,053
Fresenius AG...................        8,050        1,841,028
Porsche AG*....................          755        2,095,132
ProSieben Media AG.............       10,925        1,245,087
Volkswagen AG..................        6,080          266,753
Wella AG.......................       41,602        1,021,100
                                               --------------
                                                    6,823,153
HONG KONG - 0.4%
Television Broadcasts, Ltd.....       48,000          426,893
INDIA - 1.6%
ICICI, Ltd. ADR*...............       64,200        1,460,550
IRELAND - 1.4%
Elan Corporation plc ADR*......       27,200        1,292,000
ITALY - 1.5%
Telecom Italia Mobile SpA......      100,000        1,226,746
Unicredito Italiano SpA........       46,300          184,307
                                               --------------
                                                    1,411,053
JAPAN - 7.5%
Credit Saison Company, Ltd.....       26,600          440,891
DDI Corporation................           20          163,604
Eisai Company, Ltd.............       31,000          817,579
Hoya Corporation...............        3,000          283,723
Kyocera Corporation............        1,300          217,501
Nintendo Company, Ltd..........        1,200          211,183
NTT Docomo, Inc.*..............           32        1,313,509
Sharp Corporation..............       48,000        1,027,251
Sony Corporation...............        2,000          282,748
Taisho Pharmaceutical Company,
  Ltd.*........................        7,240          249,886
Toshiba Corporation*...........      191,000        1,947,896
                                               --------------
                                                    6,955,771
KOREA, DEMOCRATIC PEOPLES REPUBLIC OF - 1.3%
Samsung Electronics............        3,932        1,191,785
MEXICO - 1.4%
Grupo Televisa S.A. GDR*.......       19,820        1,347,760
NETHERLANDS - 4.7%
Getronics N.V.*................       24,400        1,865,534
Koninklijke Philips Electronics
  N.V..........................        5,200          873,764
STMicroelectronics N.V.........        7,450        1,394,547
World Online International
  N.V.*........................       13,000          290,467
                                               --------------
                                                    4,424,312


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
PORTUGAL - 0.7%
Portugal Telecom S.A...........       25,500   $      326,973
Telecel-Comnicacoes Pessoais
  S.A..........................       16,900          329,901
                                               --------------
                                                      656,874
SINGAPORE - 0.5%
Dairy Farm International
  Holdings, Ltd................      419,900          268,736
Singapore Press Holdings,
  Ltd..........................       12,900          205,887
                                               --------------
                                                      474,623
SWEDEN - 2.4%
Autoliv, Inc...................       11,500          318,113
Telefonaktiebolaget LM Ericsson
  AB ADR.......................       20,040        1,880,002
                                               --------------
                                                    2,198,115
SWITZERLAND - 0.4%
Ares-Serono Group..............          100          376,496
UNITED KINGDOM - 12.0%
3i Group plc...................       22,000          462,222
Allied Zurich plc..............       52,900          578,503
Bass plc.......................       25,300          319,054
BP Amoco plc ADR...............        3,900          206,944
Cadbury Schweppes plc..........      146,460          973,142
Glaxo Wellcome plc ADR.........        5,600          320,950
Hanson plc.....................       55,500          397,098
Hilton Group, plc..............      126,600          589,233
New Dixons Group plc...........       36,314          167,133
Peninsular and Oriental Steam
  Navigation Company...........       55,700          582,021
Reckitt Benckiser plc..........      129,000        1,221,386
Reed International plc.........      101,700          744,285
Rentokil Initial plc...........      411,300        1,072,800
Royal Bank of Scotland Group
  plc..........................       61,500          907,036
Telewest Communications plc*...       44,381          341,615
Vodafone AirTouch plc..........       83,900          467,791
WPP Group plc..................      108,850        1,884,085
                                               --------------
                                                   11,235,298
UNITED STATES - 33.2%
Affymetrix, Inc.*..............        3,000          445,313
Alza Corporation*..............       21,400          803,838
American Express Company.......        4,100          610,644
American Home Products
  Corporation..................       18,000          965,250
American International Group,
  Inc..........................        2,000          219,000
Amgen, Inc.*...................       12,700          779,463
Associates First Capital
  Corporation..................       25,400          544,513
C.R. Bard, Inc.................       17,500          677,031

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - GLOBAL SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
UNITED STATES (CONTINUED)
Cadence Design Systems,
  Inc.*........................      126,540   $    2,625,705
Circuit City Stores-Circuit
  City Group...................       11,500          700,062
Cisco Systems, Inc.*...........       14,000        1,082,375
Citigroup, Inc.................       12,700          753,269
Fannie Mae.....................       10,700          603,881
General Motors Corporation.....        9,300          770,156
Genzyme Corporation*...........        6,100          305,762
Gilead Sciences, Inc.*.........        6,700          424,612
Hasbro, Inc....................       17,200          283,800
Healtheon/WebMD Corporation*...        4,500          103,500
Human Genome Sciences, Inc.*...        3,100          257,494
International Business Machines
  Corporation..................        3,900          460,200
International Flavors &
  Fragrances, Inc..............       40,100        1,406,006
International Game
  Technology*..................       20,500          444,594
Lehman Brothers Holdings,
  Inc..........................        9,500          921,500
Manpower, Inc..................       25,770          914,835
MBNA Corporation...............       44,100        1,124,550
MCI WorldCom, Inc.*............        7,200          326,250
Millennium Pharmaceuticals,
  Inc.*........................        3,470          450,666
National Semiconductor
  Corporation*.................       53,600        3,249,500
Oracle Corporation*............       18,180        1,419,176
Pfizer, Inc....................       13,100          478,969
QUALCOMM, Inc.*................       12,620        1,884,324
Quintiles Transnational
  Corporation*.................       21,200          361,725
Scientific-Atlanta, Inc........       27,300        1,731,844
Sun Microsystems, Inc.*........       18,700        1,752,248
Sybase, Inc.*..................       30,700          623,594
Walt Disney Company............       10,800          446,850
                                               --------------
                                                   30,952,499
                                               --------------
  Total common stocks - 89.8%...............       83,749,264
  Cash and other assets, less liabilities -
    10.2%...................................        9,506,070
                                               --------------
  Total net assets - 100%...................   $   93,255,334
                                               ==============

INVESTMENT CONCENTRATION
------------------------
At March 31, 2000, Global Series' investment concentration,
by industry, was as follows:
Advertising.................................             2.0%
Auto Parts & Supplies.......................             0.4%
Automobiles.................................             3.4%
Banks & Credit..............................             2.0%
Beverages...................................             0.4%


INVESTMENT CONCENTRATION           NUMBER          MARKET
(CONTINUED)                       OF SHARES        VALUE
-------------------------------------------------------------
Broadcast Media.............................             4.9%
Building & Construction.....................             0.4%
Communications..............................             2.0%
Computer Software...........................             2.8%
Computer Systems............................             6.6%
Cosmetics...................................             1.1%
Drugs.......................................             6.7%
Electrical Equipment........................             2.3%
Electronics.................................             6.9%
Entertainment...............................             1.3%
Financial Services..........................             7.4%
Food Wholesalers............................             1.1%
Health Care.................................             5.1%
Hotel/Motel.................................             0.6%
Household Products..........................             2.8%
Insurance...................................             1.3%
Machinery...................................             0.5%
Manufacturing...............................             0.9%
Medical.....................................             0.9%
Office Equipment............................             0.9%
Oil.........................................             0.2%
Publishing..................................             0.8%
Real Estate Development.....................             0.2%
Retail......................................             1.0%
Semiconductors..............................             5.3%
Services....................................             2.8%
Telecommunications..........................            14.0%
Toys & Sporting Goods.......................             0.2%
Transportation..............................             0.6%
Cash, other assets, less liabilities........            10.2%
                                               --------------
Total net assets............................           100.0%
                                               ==============
SECURITY EQUITY FUND - TOTAL RETURN SERIES

COMMON STOCKS
--------------------------------------------
AEROSPACE/DEFENSE - 0.9%
General Dynamics Corporation...        1,450   $       72,138
BANKS - MAJOR REGIONAL - 1.9%
Bank of New York Company,
  Inc..........................        3,700          153,781
BANKS - MONEY CENTER - 3.0%
Bank of America Corporation....        1,400           73,413
Chase Manhattan Corporation....        1,900          165,656
                                               --------------
                                                      239,069
BEVERAGES - ALCOHOLIC - 0.5%
Anheuser-Busch Companies,
  Inc..........................          600           37,350

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - TOTAL RETURN SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BEVERAGES - SOFT DRINK - 0.6%
PepsiCo, Inc...................        1,300   $       44,931
BROADCAST MEDIA - 2.5%
Clear Channel Communications,
  Inc.*........................        1,825          126,039
Univision Communications,
  Inc.*........................          600           67,800
                                               --------------
                                                      193,839
CHEMICALS - BASIC - 0.8%
Rohm & Haas Company............        1,500           66,938
CHEMICALS - SPECIALTY - 0.5%
Ecolab, Inc....................        1,050           38,522
COMMUNICATIONS EQUIPMENT - 4.2%
Lucent Technologies, Inc.......        1,750          106,313
Nortel Networks Corporation....        1,000          126,000
Tellabs, Inc.*.................        1,600          100,775
                                               --------------
                                                      333,088
COMPUTER HARDWARE - 3.3%
Dell Computer Corporation*.....        2,250          121,359
International Business Machines
  Corporation..................        1,200          141,600
                                               --------------
                                                      262,959
COMPUTER SOFTWARE/SERVICES - 9.9%
Amdocs, Ltd.*..................          800           58,950
America Online, Inc.*..........        1,350           90,788
Computer Sciences
  Corporation*.................          750           59,344
Digex, Inc.*...................          250           27,734
Microsoft Corporation*.........        3,900          414,375
PSINet, Inc.*..................          900           30,614
Yahoo!, Inc.*..................          600          102,825
                                               --------------
                                                      784,630
COMPUTERS - NETWORKING - 4.9%
Cisco Systems, Inc.*...........        4,600          355,638
Network Appliance, Inc.*.......          400           33,100
                                               --------------
                                                      388,738
COMPUTERS - PERIPHERALS - 2.6%
EMC Corporation*...............          950          118,750
Lexmark International Group,
  Inc.*........................          850           89,888
                                               --------------
                                                      208,638
CONSUMER FINANCE - 1.5%
Household International,
  Inc..........................        3,200          119,400
DISTRIBUTION - FOOD & HEALTH - 1.5%
Cardinal Health, Inc...........        2,650          121,569


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 4.8%
General Electric Company.......        2,100   $      325,894
Sanmina Corporation*...........          800           54,050
                                               --------------
                                                      379,944
ELECTRONICS - SEMICONDUCTORS - 3.8%
Intel Corporation..............        2,250          296,859
ENTERTAINMENT - 0.8%
Viacom, Inc.*..................        1,200           63,300
EQUIPMENT - SEMICONDUCTORS - 1.6%
Applied Materials, Inc.*.......        1,300          122,525
FINANCIAL - DIVERSE - 2.9%
Citigroup, Inc.................        1,400           83,038
Fannie Mae.....................        1,800          101,588
Morgan Stanley Dean Witter &
  Company......................          500           40,781
                                               --------------
                                                      225,407
FOODS - 0.5%
Bestfoods, Inc.................          850           39,791
HEALTH CARE - DIVERSE - 1.8%
Abbott Laboratories............        2,150           75,653
Bristol-Myers Squibb Company...        1,200           69,300
                                               --------------
                                                      144,953
HEALTH CARE - PHARMACEUTICALS - MAJOR - 1.7%
Merck & Company, Inc...........        1,700          105,613
Schering-Plough Corporation....          800           29,400
                                               --------------
                                                      135,013
HOSPITAL MANAGEMENT - 0.5%
Tenet Healthcare
  Corporation*.................        1,800           41,400
HOUSEHOLD PRODUCTS - 2.1%
Colgate-Palmolive Company......        2,350          132,481
Procter & Gamble Company.......          600           33,750
                                               --------------
                                                      166,231
INSURANCE - LIFE/HEALTH - 1.4%
American General Corporation...        1,900          106,638
INSURANCE - MULTILINE - 2.0%
American International Group,
  Inc..........................        1,425          156,037
LEISURE TIME PRODUCTS - 0.6%
Harley-Davidson, Inc...........          600           47,625
MANUFACTURING - DIVERSIFIED - 2.9%
Illinois Tool Works, Inc.......        1,450           80,112
Tyco International, Ltd........        2,900          144,637
                                               --------------
                                                      224,749

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - TOTAL RETURN SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 3.7%
Baxter International, Inc......        1,500   $       94,031
Guidant Corporation*...........        1,650           97,041
Medtronic, Inc.................        2,000          102,875
                                               --------------
                                                      293,947
NATURAL GAS - 1.4%
El Paso Energy Corporation.....        1,100           44,412
Williams Companies, Inc........        1,500           65,906
                                               --------------
                                                      110,318
OIL - INTERNATIONAL - 3.6%
Chevron Corporation............          900           83,194
Exxon Mobil Corporation........        1,550          120,609
Royal Dutch Petrolum Company NY
  Shares.......................        1,350           77,709
                                               --------------
                                                      281,512
OIL & GAS - DRILLING & EQUIPMENT - 0.8%
Schlumberger, Ltd..............          850           65,025
PUBLISHING - 0.4%
McGraw-Hill Companies, Inc.....          700           31,850
PUBLISHING - NEWSPAPER - 2.0%
Gannett Company, Inc...........        1,400           98,525
Tribune Company................        1,600           58,500
                                               --------------
                                                      157,025
RETAIL - BUILDING SUPPLIES - 1.8%
Lowe's Companies, Inc..........        2,400          140,100
RETAIL - DEPARTMENT STORES - 1.4%
Kohl's Corporation*............        1,100          112,750
RETAIL - DRUG STORES - 0.9%
Walgreen Company...............        2,700           69,525
RETAIL - FOOD CHAINS - 1.4%
Kroger Company*................        2,800           49,175
Safeway, Inc.*.................        1,300           58,825
                                               --------------
                                                      108,000
RETAIL - GENERAL MERCHANDISE - 3.0%
Target Corporation.............        1,450          108,387
Wal-Mart Stores, Inc...........        2,250          124,875
                                               --------------
                                                      233,262
SERVICES - ADVERTISING/MARKETING - 1.4%
Omnicom Group, Inc.............        1,150          107,453
SERVICES - DATA PROCESSING - 0.8%
Automatic Data Processing,
  Inc..........................        1,350           65,137


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
TELECOMMUNICATION - LONG DISTANCE - 3.0%
AT&T Corporation...............          950   $       53,437
MCI WorldCom, Inc.*............        1,750           79,297
Qwest Communications
  International, Inc...........          700           33,950
Sprint Corporation (FON
  Group).......................        1,100           69,300
                                               --------------
                                                      235,984
TELEPHONE - 4.0%
Bell Atlantic Corporation......        1,200           73,350
BellSouth Corporation..........        1,600           75,200
Centurytel, Inc................        1,850           68,681
SBC Communications, Inc........        2,250           94,500
                                               --------------
                                                      311,731
UNIT INVESTMENT TRUST - 2.5%
NASDAQ - 100 Shares*...........        1,800          197,325
                                               --------------
  Total common stocks - 98.1%...............        7,737,006
  Cash and other assets, less liabilities -
    1.9%....................................          146,431
                                               --------------
  Total net assets - 100%...................   $    7,883,437
                                               ==============

SECURITY EQUITY FUND - SOCIAL AWARENESS
SERIES
COMMON STOCKS
-------------
AIR FREIGHT - 0.2%
Fedex Corporation..............        1,500   $       58,500
AIRLINES - 0.7%
Southwest Airlines Company.....        9,600          199,800
ALUMINUM - 0.4%
Alcoa, Inc.....................        1,900          133,475
BANKS - MAJOR REGIONAL - 3.4%
Bank of New York Company,
  Inc..........................        6,400          266,000
Northern Trust Corporation.....        5,600          378,350
PNC Bank Corporation...........        2,600          117,162
Wells Fargo Company............        6,500          266,094
                                               --------------
                                                    1,027,606
BANKS - MONEY CENTER - 1.7%
Bank of America Corporation....        4,800          251,700
Chase Manhattan Corporation....        3,000          261,563
                                               --------------
                                                      513,263

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - SOCIAL AWARENESS
SERIES (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BEVERAGES - SOFT DRINK - 2.0%
Coca-Cola Company..............       10,600   $      497,538
PepsiCo, Inc...................        3,300          114,056
                                               --------------
                                                      611,594
BROADCAST MEDIA - 1.1%
AMFM, Inc.*....................        1,800          111,825
Comcast Corporation (CI.A).....        5,000          216,875
                                               --------------
                                                      328,700
CHEMICALS - BASIC - 0.6%
Praxair, Inc...................        4,000          166,500
COMMUNICATIONS - EQUIPMENT - 6.5%
ADC Telecommunications,
  Inc.*........................        5,500          296,313
Comverse Technology, Inc.*.....        2,250          425,250
Lucent Technologies, Inc.......       13,710          832,883
Scientific-Atlanta, Inc........        6,200          393,312
                                               --------------
                                                    1,947,758
COMPUTER SOFTWARE/SERVICES - 10.7%
Adobe Systems, Inc.............        3,400          378,463
Compuware Corporation*.........        6,900          145,331
Microsoft Corporation*.........       22,000        2,337,500
Yahoo!, Inc....................        2,200          377,025
                                               --------------
                                                    3,238,319
COMPUTER HARDWARE - 5.7%
Compaq Computer Corporation....        5,300          141,113
Dell Computer Corporation*.....       10,400          560,950
Hewlett-Packard Company........        2,800          371,175
International Business Machines
  Corporation..................        5,400          637,200
                                               --------------
                                                    1,710,438
COMPUTERS - NETWORKING - 7.2%
Cisco Systems, Inc.*...........       27,900        2,157,019
COMPUTERS - PERIPHERALS - 1.6%
EMC Corporation*...............        3,900          487,500
CONSUMER FINANCE - 0.4%
Household International,
  Inc..........................        3,600          134,325
DISTRIBUTION - FOOD & HEALTH - 0.4%
Cardinal Health, Inc...........        2,675          122,716
ELECTRICAL EQUIPMENT - 1.8%
Molex, Inc.....................        6,500          381,875
Sanmina Corporation*...........        2,200          148,638
                                               --------------
                                                      530,513
ELECTRONICS - SEMICONDUCTORS - 10.8%
Analog Devices, Inc.*..........        6,400          515,600
Intel Corporation..............       14,300        1,886,706


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Texas Instruments, Inc.........        3,400   $      544,000
Xilinx, Inc.*..................        3,600          298,125
                                               --------------
                                                    3,244,431
ENTERTAINMENT - 2.1%
Viacom, Inc., (Cl.B)*..........        5,200          274,300
Walt Disney Company............        8,700          359,962
                                               --------------
                                                      634,262
EQUIPMENT - SEMICONDUCTORS - 1.0%
Applied Materials, Inc.........        3,200          301,600
FINANCIAL - DIVERSE - 1.9%
American Express Company.......        1,600          238,300
Fannie Mae.....................        3,500          197,531
Freddie Mac....................        3,100          136,981
                                               --------------
                                                      572,812
FOODS - 0.8%
Bestfoods......................        2,500          117,031
General Mills, Inc.............        3,000          108,563
                                               --------------
                                                      225,594
HEALTH CARE - DIVERSE - 1.7%
Allergan, Inc..................        2,600          130,000
Johnson & Johnson..............        5,600          392,350
                                               --------------
                                                      522,350
HEALTH CARE PHARMACEUTICALS - GENERIC - 0.5%
Watson Pharmaceuticals,
  Inc.*........................        3,500          138,906
HEALTH CARE PHARMACEUTICALS - MAJOR - 2.8%
Merck & Company, Inc...........        9,800          608,825
Schering-Plough Corporation....        6,500          238,875
                                               --------------
                                                      847,700
HOUSEHOLD PRODUCTS - 2.0%
Clorox Company.................        2,800           91,000
Colgate-Palmolive Company......        1,600           90,200
Kimberly-Clark Corporation.....        2,000          112,000
Procter & Gamble Company.......        5,300          298,125
                                               --------------
                                                      591,325
INSURANCE - LIFE/HEALTH - 0.5%
American General Corporation...        2,500          140,313
INSURANCE - MULTILINE - 2.5%
American International Group,
  Inc..........................        6,887          754,126
INSURANCE - PROPERTY & CASUALTY - 0.7%
Chubb Corporation..............        2,900          195,931
MACHINERY - DIVERSE - 0.4%
Deere & Company................        3,100          117,800

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - SOCIAL AWARENESS
SERIES (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 0.4%
Illinois Tool Works, Inc.......        2,300   $      127,075
MANUFACTURING - SPECIALIZED - 0.5%
Avery Dennison Corporation.....        2,500          152,656
MEDICAL PRODUCTS & SUPPLIES - 1.7%
Boston Scientific
  Corporation*.................        2,600           55,412
Guidant Corporation*...........        3,600          211,725
Medtronic, Inc.................        5,000          257,188
                                               --------------
                                                      524,325
OFFICE EQUIPMENT & SUPPLIES - 0.3%
Pitney Bowes, Inc..............        1,800           80,438
OIL & GAS - DRILLING & EQUIPMENT - 3.0%
BJ Services Company*...........        6,500          480,187
Noble Drilling Corporation*....       10,200          422,663
                                               --------------
                                                      902,850
PAPER & FOREST PRODUCTS - 0.5%
Westvaco Corporation...........        4,900          163,537
PERSONAL CARE - 0.4%
Gillette Company...............        3,500          131,906
PUBLISHING - 0.3%
McGraw-Hill Companies, Inc.....        1,800           81,900
PUBLISHING - NEWSPAPER - 0.4%
New York Times Company (Cl.A)..        3,100          133,106
RESTAURANTS - 0.5%
McDonald's Corporation.........        4,200          157,762
RETAIL - APPAREL - 1.0%
Talbots, Inc...................        3,000          176,625
TJX Companies, Inc.............        5,200          115,375
                                               --------------
                                                      292,000
RETAIL - BUILDING SUPPLIES - 1.7%
Home Depot, Inc................        2,400          154,800
Lowe's Companies, Inc..........        6,300          367,763
                                               --------------
                                                      522,563
RETAIL - DEPARTMENT STORES - 0.5%
Kohl's Corporation*............        1,600          164,000
RETAIL - DISCOUNTERS - 0.7%
Family Dollar Stores, Inc......       10,000          208,125
RETAIL - DRUG STORES - 0.5%
CVS Corporation................        3,800          142,738
RETAIL - FOOD CHAINS - 0.3%
Kroger Company*................        6,000          105,375


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE - 3.7%
Costco Wholesale Corporation...        1,800   $       94,612
Target Corporation*............        3,500          261,625
Wal-Mart Stores, Inc...........       13,900          771,450
                                               --------------
                                                    1,127,687
SERVICES - ADVERTISING/MARKETING - 0.8%
Omnicom Group, Inc.............        2,600          242,938
SERVICES - DATA PROCESSING - 1.1%
Paychex, Inc...................        6,200          324,725
TELECOMMUNICATIONS - CELLULAR - 1.1%
Sprint Corporation (PCS
  Group)*......................        4,900          320,031
TELECOMMUNICATIONS - LONG DISTANCE - 3.8%
AT&T Corporation...............       12,244          688,725
MCI WorldCom, Inc.*............        7,200          326,250
Sprint Corporation.............        2,200          138,600
                                               --------------
                                                    1,153,575
TELEPHONE - 3.7%
Bell Atlantic Corporation......        5,900          360,637
BellSouth Corporation..........        5,000          235,000
SBC Communications, Inc........       12,248          514,416
                                               --------------
                                                    1,110,053
                                               --------------
  Total common stocks - 99.0%...............       29,824,541
  Cash and other assets, less liabilities -
    1.0%....................................          313,867
                                               --------------
  Total net assets - 100.0%.................   $   30,138,408
                                               ==============

SECURITY EQUITY FUND - VALUE SERIES
COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 1.3%
Alliant Techsystems, Inc.*.....        8,600   $      506,325
AIR FREIGHT - 0.6%
Hub Group, Inc.*...............       15,400          234,850
AUTO PARTS & EQUIPMENT - 0.3%
Motorcar Parts & Accessories,
  Inc.*........................       50,000           97,500
BANKS - MAJOR REGIONAL - 4.4%
Marshall & Ilsley
  Corporation..................       21,000        1,212,750
North Fork Bancorporation,
  Inc..........................       32,000          572,000
                                               --------------
                                                    1,784,750
BANKS - MONEY CENTER - 1.6%
J.P. Morgan & Company, Inc.....        5,000          658,750

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - VALUE SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BIOTECHNOLOGY - 1.1%
Ligand Pharmaceuticals, Inc.
  (CI.B)*......................       26,000   $      461,500
BROADCAST MEDIA - 1.1%
Cinar Corporation (CI.B)*......       86,000          451,500
CHEMICALS - DIVERSIFIED - 1.5%
Engelhard Corporation..........       40,000          605,000
CHEMICALS - SPECIALTY - 0.7%
Material Sciences
  Corporation*.................       21,000          283,500
COMMUNICATION EQUIPMENT - 0.2%
Transcrypt International,
  Inc.*........................       25,000           92,187
COMPUTER SOFTWARE/SERVICES - 6.2%
AVT Corporation*...............       63,000          744,188
Computer Sciences
  Corporation*.................        8,800          696,300
JDA Software Group, Inc.*......       35,000          511,875
Mediconsult.com, Inc.*.........       66,000          189,750
UNOVA, Inc.*...................       26,000          351,000
                                               --------------
                                                    2,493,113
ELECTRICAL EQUIPMENT - 6.4%
Benchmark Electronics, Inc.*...       40,000        1,480,000
Maxwell Technologies, Inc.*....       80,000        1,100,000
                                               --------------
                                                    2,580,000
ELECTRONICS - DEFENSE - 0.8%
Raytheon Company...............       18,000          338,625
FOODS - 2.4%
Agribrands International,
  Inc.*........................       16,400          644,725
Hormel Foods Corporation.......       20,000          328,750
                                               --------------
                                                      973,475
FOOTWEAR - 0.1%
Brown Shoe Company, Inc........        2,200           26,400
FINANCIAL - DIVERSE - 1.4%
Pioneer Group, Inc.*...........       25,000          581,250
HEALTH CARE - LONG TERM CARE - 0.5%
Morrison Management
  Specialists, Inc.............        7,000          194,250
HEALTH CARE - PHARMACEUTICALS - GENERIC -
  2.9%
Mylan Laboratories, Inc........       42,000        1,155,000
HEALTH CARE - SPECIALIZED SERVICES - 3.0%
CryoLife, Inc.*................       66,000        1,188,000
HOSPITAL MANAGEMENT - 1.1%
Quorum Health Group, Inc.*.....       47,000          472,937


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
INSURANCE - LIFE/HEALTH - 4.3%
AFLAC, Inc.....................       12,000   $      546,750
American General Corporation...       10,000          561,250
UnumProvident Corporation......       37,000          629,000
                                               --------------
                                                    1,737,000
INSURANCE - PROPERTY & CASUALTY - 2.5%
Horace Mann Educators
  Corporation..................       13,000          239,688
Progressive Corporation........       10,000          760,625
                                               --------------
                                                    1,000,313
LEISURE TIME PRODUCTS - 2.9%
Mattel, Inc....................       67,000          699,313
Midway Games, Inc.*............       34,000          463,250
                                               --------------
                                                    1,162,563
MANUFACTURING - SPECIALIZED - 2.7%
Brady Corporation (Cl.A).......       16,000          499,000
Federal Signal Corporation.....       33,000          596,062
                                               --------------
                                                    1,095,062
MEDICAL PRODUCTS & SUPPLIES - 1.1%
Sunrise Medical, Inc.*.........       70,000          437,500
NATURAL GAS - 6.3%
El Paso Energy Corporation.....       16,000          646,000
Kinder Morgan, Inc.............       35,000        1,207,500
Questar Corporation............       37,000          686,812
                                               --------------
                                                    2,540,312
OIL - DOMESTIC - 4.0%
Forest Oil Corporation*........       62,000          658,750
TransMontaigne, Inc.*..........      142,000          967,375
                                               --------------
                                                    1,626,125
OIL - INTERNATIONAL - 1.6%
Tesoro Petroleum
  Corporation*.................       57,100          656,650
OIL & GAS - DRILLING & EQUIPMENT - 2.4%
ENSCO International, Inc.......       27,000          975,375
OIL & GAS - EXPLORATION & PRODUCTION - 14.0%
Anadarko Petroleum
  Corporation..................       17,000          657,687
Apache Corporation.............       12,000          597,000
Callon Petroleum Company*......       42,000          509,250
Chieftain International,
  Inc.*........................       39,000          784,875
Evergreen Resources, Inc.*.....       15,000          362,813
Murphy Oil Corporation.........       20,000        1,152,500
Ocean Energy, Inc.*............      110,000        1,581,250
                                               --------------
                                                    5,645,375

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - VALUE SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
PUBLISHING - NEWSPAPER - 1.6%
E.W. Scripps Company (Cl.A)....       13,000   $      630,500
RAILROADS - 1.3%
RailAmerica, Inc.*.............       80,000          540,000
RESTAURANTS - 1.6%
Sonic Corporation*.............       24,000          654,000
RETAIL - DRUG STORES - 0.8%
CVS Corporation................        9,000          338,062
SERVICES - ADVERTISING/MARKETING - 3.2%
Acxiom Corporation*............       39,000        1,296,750
SERVICES - COMMERCIAL & CONSUMER - 4.6%
Angelica Corporation...........       76,000          755,250
ITT Educational Services,
  Inc.*........................       24,000          384,000
Tier Technologies, Inc.*.......      110,000          694,375
                                               --------------
                                                    1,833,625
SERVICES - COMPUTER SYSTEMS - 2.6%
Comdisco, Inc..................       12,000          529,500
SunGard Data Systems, Inc.*....       14,000          528,500
                                               --------------
                                                    1,058,000
TEXTILES - APPAREL - 4.0%
Jones Apparel Group, Inc.*.....       20,000          637,500
Kellwood Company...............       55,000          965,938
                                               --------------
                                                    1,603,438
TRUCKING - 0.3%
Motor Cargo Industries,
  Inc.*........................       29,200          135,050
                                               --------------
  Total common stocks - 99.4%...............       40,144,612
  Cash and other assets, less liabilities -
    0.6%....................................          240,602
                                               --------------
  Total net assets - 100.0%.................   $   40,385,214
                                               ==============

SECURITY EQUITY FUND - SMALL COMPANY SERIES
COMMON STOCKS
-------------
BANKS - MAJOR REGIONAL - 0.9%
Silicon Valley Bancshares*.....        6,500   $      467,188
BIOTECHNOLOGY - 2.3%
Sequenom, Inc.*................        1,700           66,937
Titan Pharmaceuticals, Inc.*...       36,000        1,120,500
                                               --------------
                                                    1,187,437

SECURITY EQUITY FUND - SMALL COMPANY SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BROADCAST MEDIA - 2.6%
Pegasus Communications
  Corporation*.................        7,500   $    1,055,625
XM Satellite Radio Holdings,
  Inc. (Cl.A)*.................        7,500          261,563
                                               --------------
                                                    1,317,188
COMMUNICATION EQUIPMENT - 13.9%
Digital Lightwave, Inc.*.......        5,000          311,562
Digital Microwave
  Corporation*.................       50,000        1,693,750
Ditech Communications
  Corporation*.................       12,000        1,272,750
Ion Networks, Inc.*............       10,900          366,513
P-Com, Inc.*...................       52,000          962,000
Polycom, Inc.*.................       10,000          791,875
Spectralink Corporation*.......       28,000          504,000
Spectrian Corporation*.........       16,500          371,250
Tekelec*.......................       14,000          519,750
Z-Tel Technologies, Inc.*......        7,500          315,000
                                               --------------
                                                    7,108,450
COMPUTER HARDWARE - 2.9%
Advanced Digital Information
  Corporation*.................       20,000          685,000
Optimal Robotics
  Corporation*.................        3,200          150,400
Performance Technologies,
  Inc.*........................       14,600          634,187
                                               --------------
                                                    1,469,587
COMPUTER SOFTWARE/SERVICES - 12.9%
Advent Software, Inc.*.........        8,000          367,000
BindView Development
  Corporation*.................       11,000          341,688
BroadVision, Inc.*.............        8,400          376,950
Cysive, Inc.*..................        3,000          205,500
Documentum, Inc.*..............        3,200          249,600
Exchange Applications, Inc.*...       12,600          666,816
Informatica Corporation*.......        8,000          614,500
Internet Pictures
  Corporation*.................        8,000          271,500
Intranet Solutions, Inc.*......       15,000          690,000
ITXC Corporation*..............       13,400          630,637
Manugistics Group, Inc.*.......       12,000          603,000
Micromuse, Inc.*...............        4,000          555,250
Natural Microsystems
  Corporation*.................        3,800          325,850
Net. Genesis Corporation*......        4,000          179,000
Pivotal Corporation*...........        3,300          106,012
RSA Security, Inc.*............        3,500          181,344
Sonic Foundry, Inc.*...........        2,700          263,250
                                               --------------
                                                    6,627,897

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)


SECURITY EQUITY FUND - SMALL COMPANY SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.2%
Electro Scientific Industries,
  Inc.*........................       10,000   $      580,000
KEMET Corporation*.............        6,400          404,800
Plexus Corporation*............        9,700          646,262
                                               --------------
                                                    1,631,062
ELECTRONICS - DEFENSE - 1.5%
Aeroflex, Inc.*................       16,000          792,000
ELECTRONICS - INSTRUMENTATION - 9.3%
Alpha Industries, Inc.*........        7,000          665,000
Interlink Electronics, Inc.*...        4,200          400,575
Kopin Corporation*.............        5,800          398,750
Macrovision Corporation*.......       13,000        1,119,625
SanDisk Corporation*...........        9,000        1,102,500
Sawtek, Inc.*..................       16,000          841,000
Veeco Instruments, Inc.*.......        3,500          259,000
                                               --------------
                                                    4,786,450
ELECTRONICS - SEMICONDUCTORS - 7.7%
Credence Systems
  Corporation*.................        4,600          575,575
Integrated Device Technology,
  Inc.*........................       18,500          733,063
Integrated Silicon Solution,
  Inc.*........................       14,000          410,375
Micrel, Inc.*..................        3,000          288,000
Oak Technology, Inc.*..........       25,000          481,250
Photronics, Inc.*..............        8,000          282,500
Silicon Storage Technology,
  Inc.*........................        6,000          443,250
Siliconix, Inc.*...............        4,500          427,781
Xicor, Inc.*...................       20,000          282,500
                                               --------------
                                                    3,924,294
EQUIPMENT - SEMICONDUCTORS - 1.5%
Asyst Technologies, Inc.*......       13,000          760,500
HEALTH CARE - PHARMACEUTICALS - MAJOR - 0.8%
Alkermes, Inc.*................        4,500          416,250
INVESTMENT BANK/BROKERAGE - 0.6%
Dain Rauscher Corporation......        4,500          296,719
IRON & STEEL - 0.4%
Lone Star Technologies,
  Inc.*........................        4,500          209,812
MEDICAL PRODUCTS & SUPPLIES - 2.6%
Cytyc Corporation*.............        7,600          366,700
Varian, Inc.*..................       25,500          978,563
                                               --------------
                                                    1,345,263


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
OIL & GAS - DRILLING & EQUIPMENT - 7.0%
BJ Services Company*...........        9,600   $      709,200
Grey Wolf, Inc.*...............       95,100          374,456
Key Energy Group, Inc.*........       77,500          900,937
Marine Drilling Companies,
  Inc.*........................       34,000          932,875
UTI Energy Corporation*........       17,500          660,625
                                               --------------
                                                    3,578,093
RETAIL - COMPUTERS & ELECTRONICS - 0.9%
Tweeter Home Entertainment
  Group, Inc.*.................       10,900          482,325
SERVICES - COMMERCIAL & CONSUMER - 5.9%
Corporate Executive Board
  Company*.....................        5,500          279,125
InterVU, Inc.*.................        5,500          495,000
Invitrogen Corporation*........        4,300          249,669
Teletech Holdings, Inc.*.......       11,000          379,500
Tetra Tech, Inc.*..............       24,000          570,000
WebTrends Corporation*.........       14,400        1,036,800
                                               --------------
                                                    3,010,094
SERVICES - COMPUTER SYSTEMS - 0.6%
Intervoice, Inc.*..............       10,000          288,750
TELECOMMUNICATION - CELLULAR - 5.3%
Advanced Radio Telecom
  Corporation*.................       15,500          513,437
AirGate PCS, Inc.*.............        9,000          949,500
Metromedia International Group,
  Inc.*........................       11,100           62,438
Microcell Telecommunications,
  Inc.*........................        7,500          332,812
Pinnacle Holdings, Inc.*.......        7,500          414,375
Powerwave Technologies,
  Inc.*........................        3,500          437,500
                                               --------------
                                                    2,710,062
TELECOMMUNICATION - LONG DISTANCE - 3.4%
Cypress Communications,
  Inc.*........................       12,500          306,250
ITC Deltacom, Inc.*............        5,500          195,938
Primus Telecommunications
  Group, Inc.*.................       24,000        1,240,500
                                               --------------
                                                    1,742,688
                                               --------------
  Total common stocks - 86.2%...............       44,152,109
  Cash and other assets, less liabilities -
    13.8%...................................        7,039,161
                                               --------------
  Total net assets - 100.0%.................   $   51,191,270
                                               ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AEROSPACE/DEFENSE - 0.6%
B.F. Goodrich Company..........          138   $        3,959
Boeing Company.................        1,569           59,524
Cordant Technologies, Inc......        1,100           62,219
General Dynamics Corporation...          525           26,119
Lockheed Martin Corporation....          751           15,348
Northrop Grumman Corporation...           78            4,129
                                               --------------
                                                      171,298
AGRICULTURAL PRODUCTS - 0.0%
Archer-Daniels-Midland
  Company......................        1,145           11,879
AIR FREIGHT - 0.1%
Fedex Corporation*.............          687           26,793
AIRLINES - 0.2%
AMR Corporation*...............          366           11,666
Delta Air Lines, Inc...........          391           20,821
Southwest Airlines Company.....          956           19,897
US Airways Group, Inc.*........          111            3,087
                                               --------------
                                                       55,471
ALUMINUM - 0.3%
Alcan Aluminum, Ltd............          657           22,256
Alcoa, Inc.....................           62            4,356
Reynolds Metals Company........          790           52,831
                                               --------------
                                                       79,443
AUTO PARTS & EQUIPMENT - 0.2%
Cooper Tire & Rubber Company...          143            1,796
Dana Corporation...............          456           12,854
Delphi Automotive Systems
  Corporation..................        1,456           23,296
Genuine Parts Company..........          260            6,207
Snap-On Tools..................           48            1,257
TRW, Inc.......................          173           10,121
                                               --------------
                                                       55,531
AUTOMOBILES - 0.8%
Ford Motor Company.............        2,424          111,353
General Motors
  Corporation(1)...............        1,294          107,159
                                               --------------
                                                      218,512
BANKS - MAJOR REGIONAL - 2.4%
Amsouth Bancorporation.........          744           11,113
Bank of New York Company,
  Inc..........................        1,318           54,779
Bank One Corporation...........        1,887           64,866
BB&T Corporation...............          395           11,085
Fifth Third Bancorp............          535           33,705
Firstar Corporation............        1,817           41,677
Fleetboston Financial
  Corporation*.................        1,129           41,208


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BANKS - MAJOR REGIONAL (CONTINUED)
Huntington Bancshares, Inc.....          404   $        9,039
Keycorp........................          848           16,112
Mellon Bank Corporation........          873           25,754
National City Corporation......        1,134           23,389
Northern Trust Corporation.....          373           25,201
PNC Bank Corporation...........          491           22,126
Regions Financial
  Corporation..................          373            8,509
SouthTrust Corporation.........          219            5,571
State Street Boston............          269           26,059
Summit Bancorp.................          269            7,061
SunTrust Banks, Inc............          555           32,051
Synovus Financial
  Corporation..................          534           10,079
U.S. Bancorp...................        1,340           29,313
Union Planters Corporation.....          417           12,849
Wachovia Corporation...........          339           22,904
Wells Fargo Company(1).........        3,031          124,082
                                               --------------
                                                      658,532
BANKS - MONEY CENTER - 1.5%
Bank of America
  Corporation(1)...............        3,087          161,874
Chase Manhattan
  Corporation(1)...............        1,513          131,915
First Union Corporation........        1,532           57,067
J.P. Morgan & Company, Inc.....          383           50,460
                                               --------------
                                                      401,316
BEVERAGES - ALCOHOLIC - 0.2%
Anheuser-Busch Companies,
  Inc..........................          827           51,481
Brown-Forman Corporation
  (Cl.B).......................           80            4,355
                                               --------------
                                                       55,836
BEVERAGES - SOFT DRINK - 1.2%
Coca-Cola Company(1)...........        4,621          216,898
Coca-Cola Enterprises, Inc.....        1,051           22,662
PepsiCo, Inc...................        2,681           92,662
                                               --------------
                                                      332,222
BIOTECHNOLOGY - 0.5%
Amgen, Inc.*...................        1,993          122,320
Biogren, Inc.*.................          320           22,360
                                               --------------
                                                      144,680
BROADCAST MEDIA - 1.5%
CBS Corporation*...............        1,815          102,774
Clear Channel Communications,
  Inc.*........................          627           43,302
Comcast Corporation (Cl.A)*....        1,850           80,244
MediaOne Group, Inc.*(1).......        2,158          174,798
                                               --------------
                                                      401,118

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BUILDING MATERIALS - 0.1%
Armstrong World Industries,
  Inc. ........................           62   $        1,108
Masco Corporation..............          848           17,384
Owens Corning Corporation......          102            1,976
                                               --------------
                                                       20,468
CHEMICALS - BASIC - 0.8%
Air Products & Chemicals,
  Inc. ........................          340            9,669
E.I. du Pont de Nemours &
  Company(1)...................        2,087          110,350
Eastman Chemical Company.......          106            4,823
Praxair, Inc. .................          219            9,116
Rohm & Haas Company............          355           15,842
Union Carbide Corporation......        1,108           64,610
                                               --------------
                                                      214,410
CHEMICALS - DIVERSIFIED - 0.3%
Engelhard Corporation..........          242            3,660
FMC Corporation*...............          148            8,362
Monsanto Company*..............          907           46,711
PPG Industries, Inc. ..........          285           14,909
                                               --------------
                                                       73,642
CHEMICALS - SPECIALTY - 0.1%
Ecolab, Inc. ..................          136            4,990
Great Lakes Chemical Company...           34            1,156
Hercules, Inc. ................          201            3,241
International Flavors &
  Fragrances, Inc. ............          120            4,207
W.R. Grace & Company*..........          138            1,751
                                               --------------
                                                       15,345
COMMUNICATION EQUIPMENT - 4.7%
ADC Telecommunications,
  Inc.*........................          666           35,881
Andrew Corporation*............          516           11,803
Comverse Technology, Inc.*.....          157           29,673
IPI Communications, Inc.*......           98           20,188
Lucent Technologies, Inc.(1)...        5,342          324,526
Motorola, Inc. ................        1,327          188,932
Nortel Networks Corporation....        2,673          336,798
Ortel Corporation*.............          198           37,162
QUALCOMM, Inc.*(1).............        1,420          212,024
Scientific-Atlanta, Inc. ......          456           28,928
Tellabs, Inc.*.................          841           52,970
                                               --------------
                                                    1,278,885
COMPUTER HARDWARE - 5.1%
Apple Computer, Inc.*..........          360           48,892
Compaq Computer Corporation....        3,153           83,949
Dell Computer
  Corporation*(1)..............        4,913          264,995
Gateway, Inc.*.................          663           35,139


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
COMPUTER HARDWARE (CONTINUED)
Hewlett-Packard Company(1).....        1,873   $      248,290
International Business Machines
  Corporation(1)...............        3,465          408,870
Silicon Graphics, Inc.*........          839            8,862
Sun Microsystems, Inc.*(1).....        3,001          281,203
                                               --------------
                                                    1,380,200
COMPUTER SOFTWARE/SERVICES - 8.2%
Adobe Systems, Inc. ...........          196           21,817
America Online, Inc.*(1).......        4,343          292,067
Auto Desk Online, Inc. ........           69            3,140
BMC Software, Inc.*............          565           27,897
Citrix Systems, Inc.*..........          387           25,639
Computer Associates
  International, Inc. .........          981           58,063
Computer Sciences
  Corporation*.................          368           29,118
Compuware Corporation*.........          885           18,640
Microsoft Corporation*(1)......        9,917        1,053,681
Novell, Inc.*..................          760           21,755
Oracle Corporation*(1).........        5,522          431,061
Parametric Technology
  Company*.....................          668           14,070
Peoplesoft, Inc.*..............          693           13,860
Unisys Corporation*............          723           18,436
Veritas Corporation*...........          120           15,720
Yahoo!, Inc.*..................        1,043          178,744
                                               --------------
                                                    2,223,708
COMPUTERS - NETWORKING - 4.1%
3COM Corporation*..............          709           39,438
Cabletron Systems, Inc.*.......          465           13,630
Cisco Systems, Inc.*(1)........       13,002        1,005,217
Network Appliance, Inc.*.......          612           50,643
                                               --------------
                                                    1,108,928
COMPUTERS - PERIPHERALS - 1.1%
EMC Corporation*(1)............        1,962          245,250
Lexmark International Group,
  Inc.*........................          281           29,716
Seagate Technology, Inc.*......          486           29,281
                                               --------------
                                                      304,247
CONSTRUCTION - CEMENT - 0.0%
Vulcan Materials...............          125            5,727
CONSUMER - JEWEL/GIFT - 0.3%
American Greetings
  Corporation..................           95            1,734
Jostens, Inc...................        2,980           72,637
                                               --------------
                                                       74,371

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 0.3%
Capital One Financial
  Corporation..................          300   $       14,381
Countrywide Credit Industries,
  Inc. ........................          147            4,006
Household International,
  Inc. ........................          811           30,261
MBNA Corporation...............        1,484           37,842
Providian Financial
  Corporation..................           95            8,229
                                               --------------
                                                       94,719
CONTAINER - METAL/GLASS - 0.0%
Crown Cork & Seal Company,
  Inc. ........................          452            7,232
Owens-Illinois, Inc. ..........          290            4,894
                                               --------------
                                                       12,126
CONTAINERS & PACKAGING - 0.0%
Pactiv Corporation (Tenneco
  Packaging, Inc.)*............          320            2,800
Temple-Inland, Inc. ...........          228           11,357
                                               --------------
                                                       14,157
DISTRIBUTION - FOOD & HEALTH - 0.8%
Cardinal Health, Inc. .........          444           20,369
McKesson HBOC, Inc. ...........          433            9,093
SUPERVALU, Inc. ...............          673           12,745
SYSCO Corporation..............          546           19,485
U.S. Foodservice, Inc.*........        5,700          146,775
                                               --------------
                                                      208,467
ELECTRIC COMPANIES - 1.5%
Ameren Corporation.............          170            5,259
American Electric Power
  Company, Inc. ...............          285            8,497
Carolina Power & Light
  Company......................          240            7,785
Central & South West
  Corporation..................          359            6,125
Cinergy Corporation............          228            4,902
CMS Energy Corporation.........          438            7,939
Consolidated Edison, Inc. .....          569           16,501
Constellation Energy Group.....          391           12,463
Dominion Resources, Inc. ......          384           14,760
DTE Energy Company.............          380           11,020
Duke Energy Corporation........          640           33,600
Edison International...........          884           14,641
Entergy Corporation............          730           14,737
FirstEnergy Corporation........          733           15,118
Florida Progress Corporation...          392           17,983
FPL Group, Inc. ...............          422           19,438
GPU, Inc. .....................          145            3,969
New Century Energies, Inc. ....          129            3,878
Niagra Mohawk Power Holdings,
  Inc.*........................          355            4,793


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
ELECTRIC COMPANIES (CONTINUED)
Northern States Power
  Company......................          290   $        5,764
PECO Energy Company............          551           20,318
PG&E Corporation...............          875           18,375
Pinnacle West Capital
  Corporation..................           72            2,029
PP&L Resources, Inc. ..........          433            9,066
Public Service Enterprise
  Group, Inc. .................          523           15,559
Reliant Energy, Inc. ..........          475           11,133
Southern Company...............        1,414           30,755
Texas Utilities Company........          445           13,211
Unicom Corporation.............          497           18,141
United Water Resources,
  Inc. ........................        1,300           45,175
                                               --------------
                                                      412,934
ELECTRICAL EQUIPMENT - 4.0%
Cooper Industries, Inc. .......           74            2,590
Emerson Electric Company.......          774           40,925
General Electric Company(1)....        6,211          963,870
Johnson Controls, Inc. ........          117            6,559
Molex, Inc. ...................          298           17,507
Rockwell International
  Company......................          304           12,711
Solectron Corporation*.........        1,258           50,399
                                               --------------
                                                    1,094,561
ELECTRONICS - DEFENSE - 0.1%
Netoptix Corporation*..........          194           33,319
Raytheon Company (Cl.B)........          516            9,159
                                               --------------
                                                       42,478
ELECTRONICS - DISTRIBUTION - 0.0%
W.W. Grainger, Inc. ...........          117            6,347
ELECTRONICS - INSTRUMENTATION - 0.2%
PE Corp-PE Biosystems Group....          357           34,450
PerkinElmer, Inc. .............          184           12,236
Sabre Group Holdings*..........          264            9,770
                                               --------------
                                                       56,456
ELECTRONICS - SEMICONDUCTORS - 5.2%
Adaptec, Inc.*.................          306           11,819
Advanced Micro Devices,
  Inc.*........................          387           22,083
Analog Devices, Inc.*..........          778           62,677
Conexant Systems, Inc.*........          348           24,708
Intel Corporation(1)...........        6,293          830,283
Linear Technology
  Corporation..................          115            6,325
LSI Logic Corporation*.........          638           46,335
Micron Technology, Inc.*.......          640           80,640

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS (CONTINUED)
National Semiconductor
  Corporation*.................          454   $       27,524
Texas Instruments, Inc.(1).....        1,522          243,520
Xilinx, Inc.*..................          668           55,319
                                               --------------
                                                    1,411,233
ENGINEERING & CONSTRUCTION - 0.0%
Fluor Corporation..............           57            1,767
ENTERTAINMENT - 1.8%
Seagram Company, Inc...........          880           52,360
Time Warner, Inc.(1)...........        2,402          240,200
Viacom, Inc. (Cl.B)*...........          974           51,379
Walt Disney Company............        3,828          158,384
                                               --------------
                                                      502,323
EQUIPMENT - SEMICONDUCTORS - 0.8%
Applied Materials, Inc.*.......        1,470          138,544
KLA-Tencor Corporation*........          399           33,616
Teradyne, Inc.*................          440           36,190
                                               --------------
                                                      208,350
FINANCIAL - DIVERSE - 3.4%
American Express Company(1)....          889          132,406
Associates First Capital
  Corporation (Cl.A)...........        1,020           21,866
Citigroup, Inc.(1).............        6,538          387,785
Fannie Mae(1)..................        1,854          104,635
Freddie Mac....................          928           41,006
Morgan Stanley Dean Witter &
  Company(1)...................        2,239          182,619
SLM Holding Corporation........          193            6,429
U.S. Trust Corporation.........          207           39,123
                                               --------------
                                                      915,869
FOODS - 0.9%
Bestfoods......................          472           22,096
Campbell Soup Company..........          638           19,619
ConAgra, Inc...................        1,140           20,663
General Mills, Inc.............          493           17,840
H.J. Heinz Company.............          603           21,030
Kellogg Company................          491           12,582
Nabisco Group Holdings
  Corporation..................          548            6,576
Quaker Oats Company*...........          209           12,671
Ralston-Ralston Purina Group...          910           24,911
Sara Lee Corporation...........        1,723           31,014


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
FOODS (CONTINUED)
Unilever NV....................          831   $       39,992
Wm. Wrigley Jr. Company........          184           14,134
                                               --------------
                                                      243,128
FOOTWEAR - 0.1%
Nike, Inc. (Cl.B)..............          440           17,435
Reebok International, Ltd.*....          647            5,985
                                               --------------
                                                       23,420
GAMING & LOTTERY - 0.6%
Harrah's Entertainment,
  Inc.*........................          445            8,260
Mirage Resorts, Inc.*..........        7,308          141,593
                                               --------------
                                                      149,853
GOLD & PRECIOUS METALS MINING - 0.1%
Barrick Gold Corporation.......          740           11,609
Homestake Mining Company.......          497            2,982
Newmont Mining Corporation.....          240            5,385
Placer Dome, Inc...............          624            5,070
                                               --------------
                                                       25,046
HARDWARE & TOOLS - 0.1%
Black & Decker Corporation.....           94            3,531
Stanley Works..................          537           14,163
                                               --------------
                                                       17,694
HEALTH CARE - DIVERSE - 3.0%
Abbott Laboratories............        2,543           89,482
Allergan, Inc..................          201           10,050
American Home Products
  Corporation(1)...............        2,218          118,940
Bristol-Myers Squibb
  Company(1)...................        3,707          214,079
Johnson & Johnson(1)...........        2,667          186,857
Mallinckrodt, Inc..............           72            2,070
Warner-Lambert Company(1)......        1,958          190,905
                                               --------------
                                                      812,383
HEALTH CARE - LONG TERM CARE - 0.0%
Manor Care, Inc.*..............          703            9,490
HEALTH CARE - MANAGED CARE - 0.1%
Aetna, Inc.....................          196           10,915
Humana, Inc....................          915            6,691
United HealthCare
  Corporation..................          276           16,456
Wellpoint Health Networks,
  Inc.*........................           60            4,193
                                               --------------
                                                       38,255

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - PHARMACEUTICALS - GENERIC - 0.1%
Alza Corporation*..............          164   $        6,160
Watson Pharmaceuticals,
  Inc.*........................          161            6,390
                                               --------------
                                                       12,550
HEALTH CARE - PHARMACEUTICALS - MAJOR - 2.8%
Eli Lilly & Company(1).........        1,878          118,314
Merck & Company, Inc.(1).......        4,466          277,450
Pfizer, Inc.(1)................        6,299          230,307
Pharmacia & Upjohn, Inc........          901           53,384
Schering-Plough
  Corporation(1)...............        2,462           90,479
                                               --------------
                                                      769,934
HEALTH CARE - SPECIALIZED SERVICES - 0.1%
HEALTHSOUTH Corporation*.......        1,550            8,622
Quintiles Transnational
  Corporation*.................          147            2,508
                                               --------------
                                                       11,130
HOMEBUILDING - 0.1%
Centex Corporation*............           95            2,262
Kaufman & Broad Home
  Corporation..................           71            1,522
Pulte Corporation..............          587           12,254
                                               --------------
                                                       16,038
HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare
  Corporation..................        1,041           26,350
Tenet Healthcare
  Corporation*.................          836           19,228
                                               --------------
                                                       45,578
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.1%
Leggett & Platt, Inc...........          373            8,020
Maytag Corporation.............          447           14,807
Whirlpool Corporation..........           95            5,569
                                               --------------
                                                       28,396
HOUSEHOLD PRODUCTS - 1.0%
Clorox Company.................          362           11,765
Colgate-Palmolive Company......        1,053           59,363
Fort James Corporation.........          336            7,392
Kimberly-Clark Corporation.....          990           55,440
Procter & Gamble Company(1)....        2,458          138,262
                                               --------------
                                                      272,222
HOUSEWARES - 0.0%
Fortune Brands, Inc............          235            5,875
Tupperware Corporation.........          108            1,708
                                               --------------
                                                        7,583


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
INSURANCE - BROKERS - 0.2%
Marsh & McLennan Companies,
  Inc.(1)......................          474   $       52,288
INSURANCE - LIFE & HEALTH - 0.3%
AFLAC, Inc.....................          436           19,865
American General Corporation...          403           22,618
Conseco, Inc...................          622            7,114
Jefferson-Pilot Corporation....          330           21,966
Lincoln National Corporation...          285            9,548
Torchmark Corporation..........          216            4,995
UnumProvident Corporation......          452            7,684
                                               --------------
                                                       93,790
INSURANCE - MULTILINE - 1.4%
American International Group,
  Inc.(1)......................        2,994          327,843
CIGNA Corporation..............          316           23,937
Hartford Financial Services
  Group, Inc...................          322           16,985
Loews Corporation..............          150            7,500
                                               --------------
                                                      376,265
INSURANCE - PROPERTY & CASUALTY - 0.3%
Allstate Corporation...........          809           19,264
Chubb Corporation..............          292           19,728
Cincinnati Financial
  Corporation..................          224            8,428
MBIA, Inc......................          127            6,612
Magic Investment Corporation...          387           16,883
Safeco Corporation.............          401           10,652
St. Paul Companies, Inc........          369           12,592
                                               --------------
                                                       94,159
INVESTMENT BANK/BROKERAGE - 0.8%
Bear Stearns Companies, Inc....          159            7,254
Charles Schwab Corporation.....          779           44,257
Lehman Brothers Holdings,
  Inc..........................          364           35,308
Merrill Lynch & Company,
  Inc..........................          797           83,685
Paine Webber Group, Inc........          514           22,616
T. Rowe Price Associates.......          498           19,671
                                               --------------
                                                      212,791
INVESTMENT MANAGEMENT - 0.1%
Franklin Resources, Inc........          391           13,074

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
IRON & STEEL - 0.1%
Allegheny Teledyne, Inc........          180   $        3,611
Bethlehem Steel Corporation*...        1,288            7,728
NUCOR Corporation..............          177            8,850
USX-US Steel Group, Inc........          104            2,600
Worthington Industries, Inc....          823           10,185
                                               --------------
                                                       32,974
LEISURE TIME PRODUCTS - 0.2%
Brunswick Corporation..........          551           10,434
Harley-Davidson, Inc...........          247           19,606
Hasbro, Inc....................          832           13,728
Mattel, Inc....................          804            8,392
                                               --------------
                                                       52,160
LODGING - HOTELS - 0.1%
Carnival Corporation (Cl.A)....          820           20,346
Hilton Hotels Corporation......          694            5,379
Marriott International, Inc.
  (Cl.A).......................          370           11,655
                                               --------------
                                                       37,380
MACHINERY - DIVERSE - 0.3%
Caterpillar, Inc...............          831           32,772
Deere & Company................          352           13,376
Dover Corporation..............          601           28,773
Parker-Hannifin Corporation....          148            6,114
Timken Company.................          355            5,769
                                               --------------
                                                       86,804
MANUFACTURING - DIVERSIFIED - 1.9%
Corning, Inc...................          298           57,812
Crane Company..................          127            2,993
Danaher Corporation............          207           10,557
Honeywell International,
  Inc..........................        1,430           75,343
Illinois Tool Works, Inc.......          527           29,117
ITT Industries, Inc............           37            1,149
Minnesota Mining &
  Manufacturing Company........          848           75,101
National Services Industries,
  Inc..........................          228            4,802
Textron, Inc...................          391           23,802
Thermo Electron Corporation*...          302            6,153
Tyco International, Ltd.(1)....        3,137          156,458
United Technologies
  Corporation..................        1,032           65,210
                                               --------------
                                                      508,497


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.2%
Avery Dennison Corporation.....          175   $       10,686
Briggs & Stratton
  Corporation..................          274           11,268
Millipore Corporation..........           35            1,975
Pall Corporation...............          693           15,549
Sealed Air Corporation*........          244           13,253
                                               --------------
                                                       52,731
MEDICAL PRODUCTS & SUPPLIES - 0.8%
Bausch & Lomb, Inc.............           64            3,340
Baxter International, Inc......          505           31,657
Becton, Dickinson & Company....          357            9,394
Biomet, Inc....................          481           17,496
Boston Scientific
  Corporation*.................          785           16,730
C.R. Bard, Inc.................          246            9,517
Guidant Corporation*...........          518           30,465
Medtronic, Inc.................        1,997          102,721
St. Jude Medical, Inc.*........          327            8,441
                                               --------------
                                                      229,761
METALS & MINING - 0.1%
Freeport-McMoran Copper & Gold,
  Inc.*........................          573            6,912
INCO, Ltd.*....................          587           10,749
Phelps Dodge Corporation.......           88            4,181
                                               --------------
                                                       21,842
NATURAL GAS - 0.7%
Coastal Corporation............          578           26,588
Columbia Energy Group..........          112            6,636
El Paso Energy Corporation.....          357           14,414
Enron Corporation..............        1,308           97,936
NICOR, Inc.....................          193            6,357
ONEOK, Inc.....................          196            4,900
Peoples Energy Corporation.....          180            4,939
Sempra Energy..................          384            6,432
Williams Companies, Inc........          755           33,173
                                               --------------
                                                      201,375
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Pitney-Bowes, Inc..............          456           20,377
OIL - DOMESTIC - 0.5%
Amerada Hess Corporation.......          339           21,908
Atlantic Richfield Company.....          574           48,790
Conoco, Inc. (Cl.B)............        1,151           29,494
Occidental Petroleum
  Corporation..................          892           18,509
Phillips Petroleum Company.....          422           19,518
USX-Marathon Group.............          274            7,141
                                               --------------
                                                      145,360

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
OIL - INTERNATIONAL - 3.4%
Chevron Corporation............        1,324   $      122,387
Exxon Corporation..............        6,609          514,263
Royal Dutch Petroleum Company
  NY(1)........................        4,008          230,711
Texaco, Inc....................          972           52,123
                                               --------------
                                                      919,484
OIL & GAS - DRILLING & EQUIPMENT - 0.6%
Baker Hughes, Inc..............          551           16,668
Halliburton Company............          763           31,283
Rowan Companies, Inc.*.........          373           10,980
Schlumberger, Ltd..............        1,000           76,500
Transocean Sedo Forex, Inc.....          316           16,215
                                               --------------
                                                      151,646
OIL & GAS - EXPLORATION & PRODUCTION - 0.2%
Apache Corporation.............          142            7,064
Burlington Resources, Inc......          323           11,951
Kerr-McGee Corporation.........          122            7,046
Union Pacific Resouces Group,
  Inc..........................          468            6,786
Unocal Corporation.............          360           10,710
                                               --------------
                                                       43,557
OIL & GAS - REFINING & MARKETING - 0.0%
Ashland, Inc...................           51            1,705
Sunoco, Inc....................          101            2,765
Tosco Corporation..............          173            5,266
                                               --------------
                                                        9,736
PAPER & FOREST PRODUCTS - 0.4%
Boise Cascade Corporation......          307           10,668
Champion International
  Corporation..................          130            6,923
Georgia-Pacific Group..........          235            9,297
International Paper Company....          931           39,800
Louisiana-Pacific Company......          201            2,789
Mead Corporation...............           94            3,284
Potlatch Corporation...........          285           12,255
Westvaco Corporation...........          491           16,387
Weyerhaeuser Company...........          117            6,669
Willamette Industries, Inc.....          136            5,457
                                               --------------
                                                      113,529
PERSONAL CARE - 0.3%
Alberto-Culver Company.........           88            2,096
Gillette Company...............        1,926           72,586
                                               --------------
                                                       74,682


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
PHOTOGRAPHY/IMAGING - 0.2%
Eastman Kodak Company..........          732   $       39,757
IKON Office Solutions, Inc.....          276            1,707
Xerox Corporation..............          855           22,230
                                               --------------
                                                       63,694
POWER PRODUCERS - 0.1%
AES Corporation*...............          442           34,807
PUBLISHING - 0.1%
Harcourt General, Inc..........           60            2,235
McGraw-Hill Companies, Inc.....          545           24,797
                                               --------------
                                                       27,032
PUBLISHING - NEWSPAPER - 0.3%
Dow Jones & Company, Inc.......          127            9,120
Gannett Company, Inc...........          482           33,921
Knight-Ridder, Inc.............          286           14,568
New York Times Company (Cl.A)..          265           11,378
Times Mirror Company...........           67            6,227
Tribune Company................          369           13,492
                                               --------------
                                                       88,706
RAILROADS - 0.3%
Burlington Northern Santa Fe
  Corporation..................          774           17,125
CSX Corporation................          710           16,685
Kansas City Southern
  Industries, Inc..............          171           14,695
Norfolk Southern Corporation...          719           10,336
Union Pacific Corporation......          426           16,667
                                               --------------
                                                       75,508
RESTAURANTS - 0.4%
Darden Restaurants, Inc........          862           15,354
McDonald's Corporation.........        2,481           93,193
Tricon Global Restaurants,
  Inc.*........................          237            7,362
Wendy's International, Inc.....          224            4,522
                                               --------------
                                                      120,431
RETAIL - APPAREL - 0.4%
Gap, Inc.......................        1,562           77,807
Limited, Inc...................          599           25,233
TJX Companies, Inc.............          587           13,024
                                               --------------
                                                      116,064
RETAIL - BUILDING SUPPLIES - 1.1%
Home Depot, Inc.(1)............        4,310          277,995
Lowe's Companies, Inc..........          375           21,891
Sherwin-Williams Company.......          311            6,822
                                               --------------
                                                      306,708

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
RETAIL - COMPUTERS & ELECTRONICS - 0.3%
Best Buy Company, Inc.*........          468   $       40,248
Circuit City Stores - Circuit
  City Group...................          297           18,080
Tandy Corporation..............          304           15,428
                                               --------------
                                                       73,756
RETAIL - DEPARTMENT STORES - 0.4%
Dillard's, Inc.................          207            3,403
Federated Department Stores,
  Inc.*........................          528           22,044
J.C. Penney Company, Inc.......          488            7,259
Kohl's Corporation*............          429           43,972
May Department Stores
  Company......................          504           14,364
Nordstrom, Inc.................          421           12,420
                                               --------------
                                                      103,462
RETAIL - DISCOUNTERS - 0.1%
Consolidated Stores
  Corporation*.................          859            9,771
Dollar General Corporation.....          467           12,551
                                               --------------
                                                       22,322
RETAIL - DRUG STORES - 0.3%
CVS Corporation................          325           12,208
Longs Drug Stores
  Corporation..................          380            8,645
Rite Aid Corporation...........          491            2,700
Walgreen Company...............        1,808           46,556
                                               --------------
                                                       70,109
RETAIL - FOOD CHAINS - 1.1%
Albertson's, Inc...............          254            7,874
Great Atlantic & Pacific Tea
  Company, Inc.................          325            6,338
Hannaford Bros. Company........        2,700          199,125
Kroger Company*................        1,576           27,678
Safeway, Inc.*.................          917           41,494
Winn-Dixie Stores, Inc.........          277            5,384
                                               --------------
                                                      287,893
RETAIL - GENERAL MERCHANDISE - 2.3%
Costco Companies, Inc.*........          937           49,251
Kmart Corporation*.............          933            9,038
Sears, Roebuck and Company.....          993           30,659
Target Corporation.............          792           59,202
Wal-Mart Stores, Inc.(1).......        8,362          464,091
                                               --------------
                                                      612,241


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
RETAIL - SPECIALTY - 0.2%
Autozone, Inc.*................          224   $        6,216
Bed Bath & Beyond, Inc.*.......          369           14,529
Office Depot, Inc.*............          627            7,250
Staples, Inc.*.................        1,069           21,380
Toys "R" Us, Inc.*.............          832           12,324
                                               --------------
                                                       61,699
SAVINGS & LOANS - 0.1%
Golden West Financial..........          216            6,737
Washington Mutual, Inc.........          442           11,713
                                               --------------
                                                       18,450
SERVICES - ADVERTISING & MARKETING - 0.2%
Interpublic Group of Companies,
  Inc..........................          474           22,397
Omnicom Group, Inc.............          309           28,872
Young & Rubicam, Inc...........          286           13,442
                                               --------------
                                                       64,711
SERVICES - COMMERCIAL & CONSUMER - 0.2%
Cendant Corporation*...........        1,838           34,003
H&R Block, Inc.................          343           15,349
Service Corporation
  International................          514            1,542
                                               --------------
                                                       50,894
SERVICES - COMPUTER SYSTEMS - 0.2%
Electronic Data Systems
  Corporation..................          852           54,688
NCR Corporation*...............          244            9,790
                                               --------------
                                                       64,478
SERVICES - DATA PROCESSING - 0.5%
Automatic Data Processing,
  Inc..........................        1,124           54,233
Ceridian Corporation*..........          269            5,161
First Data Corporation.........          735           32,524
Paychex, Inc...................          643           33,677
                                               --------------
                                                      125,595
SPECIALTY PRINTING - 0.0%
Deluxe Corporation.............           74            1,961
R.R. Donnelley & Sons Company..          198            4,146
                                               --------------
                                                        6,107

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - ENHANCED INDEX SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATION - CELLULAR - 0.8%
Nextel Communications, Inc.
  (Cl.A)*......................          746   $      110,595
Sprint Corporation (PCS
  Group)*......................        1,576          102,932
                                               --------------
                                                      213,527
TELECOMMUNICATION - LONG DISTANCE - 2.6%
AT&T Corporation(1)............        5,148          289,575
Global Crossing, Ltd.*.........        1,010           41,347
MCI WorldCom, Inc.*(1).........        4,299          194,798
Sprint Corporation (FON
  Group)(1)....................        2,839          178,857
                                               --------------
                                                      704,577
TELEPHONE - 3.2%
ALLTEL Corporation.............          541           34,117
Bell Atlantic Corporation(1)...        2,875          175,734
BellSouth Corporation(1).......        3,482          163,654
Centurytel, Inc................          193            7,165
GTE Corporation(1).............        1,785          126,735
SBC Communications, Inc.(1)....        6,609          277,578
U.S. West, Inc.................        1,078           78,290
                                               --------------
                                                      863,273
TEXTILES - APPAREL - 0.1%
Liz Claiborne, Inc.............          360           16,493
V.F. Corporation...............          161            3,874
                                               --------------
                                                       20,367
TEXTILES - HOMEFURNISHINGS - 0.0%
Spring Industries, Inc.
  (Cl.A).......................          260            9,880
TOBACCO - 0.4%
Philip Morris Companies,
  Inc..........................        4,377           92,464
UST, Inc.......................          629            9,828
                                               --------------
                                                      102,292
TRUCKING - 0.0%
Ryder System, Inc..............          122            2,768
TRUCKS & PARTS - 0.1%
Navistar International
  Corporation*.................          265           10,633
Paccar, Inc....................          341           17,050
                                               --------------
                                                       27,683
WASTE MANAGEMENT - 0.1%
Allied Waste Industries,
  Inc.*........................          348            2,284
Waste Management, Inc..........        1,177           16,110
                                               --------------
                                                       18,394
                                               --------------
Total common stocks - 90.8%.................       24,678,739


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 0.7%
U.S. Treasury Bill, 5.31% -
  4/6/00.......................     $180,000   $      179,923
U.S. Treasury Bill, 5.20% -
  4/6/00.......................      $10,000            9,993
                                               --------------
                                                      189,916
                                               --------------
  Total investments - 91.5%.................       24,868,655
  Cash and other assets, less liabilities -
    8.5%....................................        2,297,726
                                               --------------
  Total net assets - 100.0%.................   $   27,166,381
                                               ==============

SECURITY EQUITY FUND - INTERNATIONAL SERIES
                                   NUMBER          MARKET
COMMON STOCKS                     OF SHARES        VALUE
-------------------------------------------------------------
AUSTRALIA - 1.8%
Brambles Industries, Ltd.......        1,660   $       42,219
Cable & Wireless Optus,
  Ltd.*........................        9,320           37,338
News Corporation, Ltd. ADR
  PRF..........................        1,830           87,382
Telstra Corporation, Ltd.......       10,150           34,151
                                               --------------
                                                      201,090
BOTSWANA - 0.1%
Sechaba Breweries, Ltd.........       13,800           13,936
BRAZIL - 1.2%
Embratel Participacoes S.A.....        1,100           28,188
Tele Norte Leste Participacoes,
  S.A..........................        1,000           26,625
Telecommunicacoes Brasilerias
  S.A. ADR(1)..................          520           77,838
                                               --------------
                                                      132,651
CANADA - 3.6%
Celestica, Inc.*...............        1,360           71,522
Nortel Networks Corporation....        1,860          233,301
Rogers Communications, Inc.
  (Cl.B)*......................        3,750          111,069
                                               --------------
                                                      415,892
FINLAND - 4.5%
Jot Automation Group Oyj.......        5,980           53,789
Nokia Oyj......................        1,000          217,250
Sonera Oyj.....................        2,810          191,718
Tietonenator Oyj...............          890           53,398
                                               --------------
                                                      516,155

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - INTERNATIONAL SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
FRANCE - 12.5%
AXA(1).........................          760   $      107,705
Aventis S.A.*..................           45            2,433
Banque Nationale de Paris......        1,210           95,522
Business Objects - S.A.*.......          466           46,367
Canal Plus(1)..................        1,173          258,162
Christian Dior S.A.............          260           60,134
Equant N.V.*...................          290           24,059
Lagardere S.C.A................        1,360          110,422
Sanofi-Synthelabo S.A.*........        2,267           86,446
Societe Generale (Cl.A)(1).....          390           77,773
Societe Generale d'Enterprises
  S.A..........................           10              382
Suez Lyonnaise des Eaux
  S.A.(1)......................          860          147,799
Total Fina Elf S.A.
  (Cl.B)(1)....................        1,467          219,690
Union du Credit-Bail
  Immobilier...................          160           20,975
Vivendi........................        1,480          170,654
                                               --------------
                                                    1,428,523
GERMANY - 9.1%
Bayer AG(1)....................        3,150          141,006
Deutsche Lufthansa AG(1).......        2,870           65,911
EM.TV & Merchandising AG(1)....        1,030           83,777
Epcos AG*(1)...................        1,310          172,362
Infineon Technologies AG*......          399           21,705
Intershop Communications
  AG*(1).......................          300          152,147
Muenchener Rueckversicherungs-
  Gesellschaft AG..............          319           99,207
Siemens AG.....................          770          110,514
Systeme, Anwendungen, Produkte
  in Der(1)....................          150          106,790
Thyssen Krupp AG*..............        3,560           87,719
                                               --------------
                                                    1,041,138
GREECE - 0.4%
Hellenic Telecommunications
  Organization S.A.............        1,400           39,862
HONG KONG - 2.6%
China.com Corporation*.........          300           24,300
China Telecom (Hong Kong)
  Ltd.*........................       15,900          139,366
Hutchison Whampoa, Ltd.........        7,200          129,917
                                               --------------
                                                      293,583
INDIA - 0.2%
Videsh Sanchar Nigam Ltd.......        1,000           26,775
IRELAND - 2.4%
Bank of Ireland................       17,707          125,384
CRH plc........................        8,000          143,535
                                               --------------
                                                      268,919


                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
-------------------------------------------------------------
ISRAEL - 0.3%
Partner Communications Company,
  Ltd.*(1).....................        2,020   $       33,582
ITALY - 5.2%
Eni SpA........................       24,730          123,763
San Paolo - IMI SpA............        7,297           99,920
Seat Pagine Gialle SpA.........       30,386          150,616
Telecom Italia SpA.............        8,590          128,228
Unicredito Italiano SpA........       24,170           96,214
                                               --------------
                                                      598,741
JAPAN - 12.8%
Fujitsu, Ltd.(1)...............        4,000          122,849
Furukawa Electric Company,
  Ltd.(1)......................        5,000           84,093
Kyocera Corporation............          600          100,385
Murata Manufacturing Company,
  Ltd.(1)......................        1,000          243,260
Nippon Telegraph & Telephone
  Corporation(1)...............            9          143,031
NTT Docomo, Inc.(1)............            4          164,189
Rohm Company, Ltd.(1)..........          300          104,422
Softbank Corporation(1)........          100           89,212
Sony Corporation...............          800          113,099
Takeda Chemical Industries,
  Ltd.(1)......................        2,100          149,466
Toshiba Corporation............       14,000          142,778
                                               --------------
                                                    1,456,784
MEXICO - 1.1%
Grupo Televisa S.A.*(1)........        1,000           68,000
Telefonos de Mexico S.A.(1)....          800           53,600
                                               --------------
                                                      121,600
NETHERLANDS - 8.8%
ASM Lithography Holding
  N.V.*........................        1,400          156,338
Buhrmann N.V...................        6,040          153,162
Fortis (NL) N.V................          640           16,382
Ing Groep N.V..................        2,520          136,485
Koninklijke (Royal) Philips
  Electronics N.V..............        1,052          176,769
KON N.V........................        1,150          131,667
KPNQwest N.V.*.................        1,190           63,312
Stmicroelectronics N.V.(1).....          930          174,084
                                               --------------
                                                    1,008,199
POLAND - 0.3%
Telekomunikacja Polska
  S.A.(1)......................        3,453           31,607
PORTUGAL - 0.4%
PT Multimedia - Servicos de
  Telecomunicacoes*............          510           45,386

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - INTERNATIONAL SERIES
(CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SINGAPORE - 1.0%
DBS Group Holdings, Ltd........        2,000   $       26,425
Natsteel Electronics, Ltd......        9,500           62,204
Singapore Press Holdings,
  Ltd..........................        1,900           30,325
                                               --------------
                                                      118,954
SOUTH KOREA - 1.4%
Korea Telecom Corporation(1)...          910           39,812
Pohang Iron & Steel Company,
  Ltd.(1)......................        1,200           33,000
SK Telecom Company, Ltd.(1)....        2,157           84,123
                                               --------------
                                                      156,935
SPAIN - 4.4%
Banco Bilbao Vizcaya
  Argentaria, S.A..............        8,030          118,020
Banco Santander Central
  Hispano, S.A.................        8,010           86,075
Telefonica S.A.*...............        5,593          141,291
Terra Networks, S.A.*..........          570           45,898
Union Electrica Fenosa, S.A....        5,630          115,613
                                               --------------
                                                      506,897
SWEDEN - 2.7%
Sandvik AB - (Cl.B)............        4,600          119,259
Telefonaktiebolaget LM Ericsson
  AB - (Cl.B)*.................        2,130          187,115
                                               --------------
                                                      306,374
SWITZERLAND - 1.9%
ABB, Ltd.......................        1,034          118,779
Ares-Serano Group - (Cl.B).....           26           97,889
                                               --------------
                                                      216,668
TAIWAN - 1.1%
GigaMedia, Ltd.*...............          740           40,145
Ritek Corporation GDR
  144A*(1).....................        1,860           33,573
Taiwan Semiconductor
  Manufacturing Company*.......        7,518           50,647
                                               --------------
                                                      124,365
TURKEY - 0.5%
Dogan Sirketler Grubu Holding
  A.S.*........................      933,900           34,093
Yapi ve Kredi Bankasi A.S. ....    1,053,900           28,184
                                               --------------
                                                       62,277


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
UNITED KINGDOM - 12.4%
Barclays plc...................        4,270   $      114,100
BP Amoco plc(1)................        2,520          133,718
Cable & Wireless plc(1)........        6,900          129,559
Celltech Group plc*............        4,410           78,936
Colt Telecom Group plc*(1).....        2,710          131,427
Logica plc.....................        2,390           80,831
Old Mutual plc*(1).............       17,030           40,480
Reckitt Benckiser plc(1).......       17,730          167,870
Shell Transport & Trading
  Company plc(1)...............       21,560          180,400
Vodafone Airtouch plc(1).......       64,003          356,852
                                               --------------
                                                    1,414,173
UNITED STATES - 2.5%
IMPSAT Fiber Networks, Inc.*...          911           25,508
Infonet Services
  Corporation*(1)..............        2,781           62,920
NTL, Inc.*(1)..................        1,120          103,950
UnitedGlobalcom, Inc.*.........        1,043           78,290
UTStarcom, Inc.*...............          247           19,281
                                               --------------
                                                      289,949
                                               --------------
  Total common stocks - 95.2%...............       10,871,016
U.S. GOVERNMENT & AGENCIES - 0.5%
U.S. Treasury Bill, 5.50% -
  5/11/00......................      $60,000           59,639

                                    NUMBER          MARKET
OPTIONS PURCHASED - 0.4%         OF CONTRACTS       VALUE
--------------------------------------------------------------
NIKKEI 225 Call Option 5%,
  expires 6/9/00 strike price
  19,727.46....................       11,360    $       11,380
NIKKEI 225 Call Option 5%,
  expires 6/30/00 strike price
  20,239.3125..................       26,129            19,092
NIKKEI 225 Call Option 5%,
  expires 6/30/00 strike price
  20,922.6755..................       27,480            14,382
CHF Put Option, expires 4/14/00
  strike price 1.63............  100,000,000             2,090
GBP Put Option, expires 4/14/00
  strike price 1.59............  250,000,000             1,233
                                                --------------
                                                        48,177
                                                --------------
  Total investments - 96.1%..................       10,978,832
  Cash and other assets, less liabilities -
    3.9%.....................................          450,135
                                                --------------
  Total net assets - 100.0%..................   $   11,428,967
                                                ==============

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - INTERNATIONAL SERIES
(CONTINUED)
INVESTMENT CONCENTRATION
--------------------------------------------------------------
At March 31, 2000, International Series' investment
concentration, by industry, was as follows:
Airlines.....................................             0.6%
Banks & Credit...............................             9.1%
Beverages....................................             0.1%
Broadcast Media..............................             5.0%
Building & Construction......................             2.6%
Building Materials...........................             0.8%
Chemicals....................................             1.2%
Communications...............................             0.4%
Computer Software............................             5.0%
Computer Systems.............................             3.4%
Cosmetics....................................             0.5%
Electric Utilities...........................             1.0%
Electrical Equipment.........................             2.1%
Electronics..................................             7.3%
Engineering..................................             1.0%
Financial Services...........................             2.2%
Health Care..................................             1.5%
Household Products...........................             1.5%
Industrial Services..........................             1.5%
Insurance....................................             0.9%
Manufacturing................................             2.8%
Medical......................................             1.3%
Metals & Minerals............................             0.3%
Miscellaneous................................             1.3%
Oil..........................................             5.7%
Pharmaceuticals..............................             0.9%
Publishing...................................             1.3%
Real Estate Development......................             0.2%
Semiconductors...............................             3.1%
Services.....................................             2.0%
Telecommunications...........................            28.2%
Transportation...............................             0.4%
U.S. Government..............................             0.5%
Options......................................             0.4%
Cash and other assets, less liabilities......             3.9%
                                                --------------
Total net assets.............................           100.0%
                                                ==============

SECURITY EQUITY FUND - SELECT 25 SERIES
                                    NUMBER          MARKET
COMMON STOCKS                     OF SHARES         VALUE
--------------------------------------------------------------
BROADCAST MEDIA - 5.1%
Clear Channel Communications,
  Inc.*........................       17,300    $    1,194,781
Univision Communications,
  Inc.*........................       10,600         1,197,800
                                                --------------
                                                     2,392,581
COMMUNICATION EQUIPMENT - 6.1%
Lucent Technologies, Inc.......       23,200         1,409,400
Nokia OYJ - ADR................        6,700         1,455,575
                                                --------------
                                                     2,864,975
COMPUTERS - HARDWARE - 5.3%
Dell Computer Corporation*.....       21,200         1,143,475
Sun Microsystems, Inc.*........       14,200         1,330,584
                                                --------------
                                                     2,474,059
COMPUTERS - NETWORKING - 6.8%
Cisco Systems, Inc.*...........       31,400         2,427,612
Network Appliance, Inc.*.......        9,400           777,850
                                                --------------
                                                     3,205,462
COMPUTERS - PERIPHERALS - 3.4%
EMC Corporation*...............       12,800         1,600,000
COMPUTERS - SOFTWARE & SERVICES - 13.9%
Digex, Inc.*...................        8,600           954,063
Microsoft Corporation*.........       33,000         3,506,250
PSINet, Inc.*..................       22,600           768,753
Yahoo!, Inc.*..................        7,500         1,285,312
                                                --------------
                                                     6,514,378
ELECTRICAL EQUIPMENT - 9.1%
General Electric Company.......       21,500         3,336,531
Sanmina Corporation*...........       13,800           932,363
                                                --------------
                                                     4,268,894
ELECTRONICS - SEMICONDUCTORS - 7.6%
Intel Corporation..............       19,100         2,520,006
Texas Instruments, Inc.........        6,500         1,040,000
                                                --------------
                                                     3,560,006
FINANCIAL - DIVERSE - 2.9%
Citigroup, Inc.................       22,900         1,358,256
HOUSEHOLD PRODUCTS - 3.1%
Colgate-Palmolive Company......       25,700         1,448,838
LEISURE TIME PRODUCTS - 3.1%
Harley-Davidson, Inc...........       18,100         1,436,688
MANUFACTURING - DIVERSIFIED - 3.1%
Tyco International, Ltd........       29,300         1,461,338
MEDICAL PRODUCTS & SUPPLIES - 2.8%
Medtronic, Inc.................       25,500         1,311,656

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY EQUITY FUND - SELECT 25 SERIES
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                    NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES         VALUE
--------------------------------------------------------------
RETAIL - BUILDING SUPPLIES - 3.6%
Home Depot, Inc................       25,800    $    1,664,100
RETAIL - DRUG STORES - 2.4%
Walgreen Company...............       44,000         1,133,000
RETAIL - GENERAL MERCHANDISE - 4.0%
Wal-Mart Stores, Inc...........       33,800         1,875,900
SERVICES - ADVERTISING/MARKETING - 2.7%
Omnicom Group, Inc.............       13,400         1,252,063
SERVICES - DATA PROCESSING - 2.9%
Automatic Data Processing,
  Inc..........................       28,100         1,355,825
TELECOMMUNICATIONS - LONG DISTANCE - 2.9%
Nextel Communications, Inc.*...        9,300         1,378,725
UNIT INVESTMENT TRUST - 4.3%
Nasdaq - 100 Shares............       18,500         2,028,063
                                                --------------
Total common stocks - 95.1%..................       44,584,807

COMMERCIAL PAPER
----------------
COMBINATION GAS & ELECTRIC - 0.8%
Pacific Gas & Electric Company
  6.02%, 4-4-00................     $400,000           399,799
                                                --------------
  Total investments - 95.9%..................       44,984,606
  Cash, other assets, less liabilities -
    4.1%.....................................        1,908,944
                                                --------------
  Total net assets - 100.0%..................   $   46,893,550
                                                ==============

SECURITY ULTRA FUND
COMMON STOCKS
-------------
AIR FREIGHT - 1.3%
Expeditors International of
  Washington, Inc..............       68,000    $    2,703,000
BANKS - MAJOR REGIONAL - 3.2%
Fleetboston Financial
  Corporation..................       25,701           938,087
Marshall & Ilsley
  Corporation..................       34,000         1,963,500
Northern Trust Corporation.....       52,000         3,513,250
                                                --------------
                                                     6,414,837

SECURITY ULTRA FUND - (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
BIOTECHNOLOGY - 4.3%
Ligand Pharmaceuticals, Inc.
  (Cl.B)*......................      200,000   $    3,550,000
Millennium Pharmaceuticals,
  Inc.*........................       35,000        4,545,625
Trimeris, Inc.*................       10,800          539,325
                                               --------------
                                                    8,634,950
BROADCAST MEDIA - 1.3%
Cinar Corporation (Cl.B)*......      349,600        1,835,400
Salem Communications
  Corporation*.................       56,200          670,887
                                               --------------
                                                    2,506,287
CHEMICALS - SPECIALTY - 0.7%
Material Sciences
  Corporation*.................      105,200        1,420,200
Rentech, Inc.*.................       15,400           51,494
                                               --------------
                                                    1,471,694
COMMUNICATION EQUIPMENT - 5.9%
Comverse Technology, Inc.*.....       52,000        9,828,000
RCN Corporation*...............       26,000        1,400,750
Transcrypt International,
  Inc.*........................      166,500          613,969
                                               --------------
                                                   11,842,719
COMPUTER HARDWARE - 4.3%
Safeguard Scientifics, Inc.*...      123,000        8,648,438
COMPUTER SOFTWARE/SERVICES - 18.4%
Axent Technologies, Inc.*......      112,000        2,100,000
Computer Horizons
  Corporation*.................        8,750          149,844
Computer Sciences
  Corporation*.................       27,000        2,136,375
Digex, Inc.*...................        8,000          887,500
Diversinet Corporation*........       55,000          983,125
Harbinger Corporation*.........      164,100        4,779,412
HNC Software, Inc.*............       23,000        1,657,437
Hyperion Solutions
  Corporation*.................       24,000          780,000
Jack Henry & Associates,
  Inc..........................        7,800        2,868,875
Lernout & Hauspie Speech
  Products N.V.*...............       80,000        8,840,000
New Era of Networks, Inc.*.....       25,000          981,250
PSINet, Inc.*..................       20,000          680,313
Rational Software
  Corporation*.................      125,000        9,562,500
Take-Two Interactive Software,
  Inc.*........................       50,000          662,500
                                               --------------
                                                   37,069,131
DISTRIBUTION - FOOD & HEALTH - 0.6%
Cardinal Health, Inc...........      260,000        1,192,750
ELECTRICAL EQUIPMENT - 1.3%
Maxwell Technologies, Inc.*....      190,000        2,612,500

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY ULTRA FUND - (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
ELECTRONICS - INSTRUMENTATION - 6.8%
PE Corp - PE Biosystems
  Group........................      112,000   $   10,808,000
Perkinelmer, Inc...............       44,000        2,926,000
                                               --------------
                                                   13,734,000
ELECTRONICS - SEMICONDUCTORS - 1.1%
S3 Inc.*.......................      101,000        2,121,000
HEALTH CARE - PHARMACEUTICALS - GENERIC -
  2.5%
Mylan Laboratories, Inc........      181,300        4,985,750
HEALTH CARE - PHARMACEUTICALS - MAJOR - 4.3%
Guilford Pharmaceuticals,
  Inc.*........................       50,000        1,162,500
Penwest Pharmaceuticals
  Company*.....................       10,000          123,125
Shire Pharmaceuticals Group
  PLC*.........................       65,000        3,331,250
Teva Pharmaceuticals
  Industries, Ltd. ADR.........      110,000        4,104,375
                                               --------------
                                                    8,721,250
HEALTH CARE - SPECIALIZED SERVICES - 1.0%
CryoLife, Inc.*................       52,300          941,400
Hooper Holmes, Inc.............       31,800        1,091,138
                                               --------------
                                                    2,032,538
INSURANCE - LIFE & HEALTH - 2.1%
AFLAC, Inc.....................       82,000        3,736,125
UNUMProvident Corporation......       30,000          510,000
                                               --------------
                                                    4,246,125
INVESTMENT MANAGEMENT - 0.3%
Internet Capital Group,
  Inc.*........................        7,380          666,506
LEISURE TIME PRODUCTS - 1.9%
Hasbro, Inc....................       57,000          940,500
Mattel, Inc....................      275,000        2,870,312
                                               --------------
                                                    3,810,812
MANUFACTURING - SPECIALIZED - 1.0%
Catalytica, Inc.*..............       72,000        1,048,500
Federal Signal Corporation.....       53,600          968,150
                                               --------------
                                                    2,016,650
MEDICAL PRODUCTS & SUPPLIES - 3.7%
Becton, Dickinson & Company....       60,000        1,578,750
Chromavision Medical Systems,
  Inc.*........................       29,000          442,250
Closure Medical Corporation*...      168,000        4,410,000
Interpore International,
  Inc.*........................       19,400          162,475
Kensey Nash Corporation*.......        8,500          140,781
Sunrise Medical, Inc.*.........      100,000          625,000
                                               --------------
                                                    7,359,256

SECURITY ULTRA FUND - (CONTINUED)
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
NATURAL GAS - 1.3%
Dynegy, Inc....................       40,000   $    2,510,000
OIL - DOMESTIC - 0.7%
Forest Oil Corporation*........      130,000        1,381,250
OIL - INTERNATIONAL - 0.5%
Tesoro Petroleum
  Corporation*.................       85,700          985,550
OIL & GAS - DRILLING & EQUIPMENT - 2.6%
Ensco International, Inc.......       94,600        3,417,425
R & B Falcon Corporation.......       25,300          498,094
Transocean Sedco Forex, Inc....      250,000        1,282,812
                                               --------------
                                                    5,198,331
OIL & GAS - EXPLORATION & PRODUCTION - 6.2%
Anadarko Petroleum
  Corporation..................       62,000        2,398,625
Apache Corporation.............       89,000        4,427,750
Callon Petroleum Company*......       95,000        1,151,875
Evergreen Resources, Inc.*.....       61,500        1,487,531
Ocean Energy, Inc.*............      208,000        2,990,000
                                               --------------
                                                   12,455,781
PUBLISHING - 0.1%
John Wiley & Sons, Inc.........       13,600          244,800
PUBLISHING - NEWSPAPER - 1.6%
E.W. Scripps Company...........       65,000        3,152,500
RAILROADS - 0.5%
RailAmerica, Inc.*.............      150,000        1,012,500
RESTAURANTS - 1.7%
Cheesecake Factory, Inc.*......       79,900        3,325,837
RETAIL - DISCOUNTERS - 2.4%
Consolidated Stores
  Corporation*.................       85,000          966,875
Land's End, Inc.*..............       70,000        4,305,000
                                               --------------
                                                    5,271,875
RETAIL - DRUG STORES - 0.8%
CVS Corporation................       42,000        1,577,625
SERVICES - ADVERTISING/MARKETING - 4.0%
Acxiom Corporation*............      200,000        6,650,000
True North Communications,
  Inc..........................       35,000        1,375,937
                                               --------------
                                                    8,025,937
SERVICES - COMMERCIAL & CONSUMER - 3.8%
Cerner Corporation*............       77,900        2,103,300
DeVry, Inc.*...................      115,000        3,507,500
High Speed Access
  Corporation*.................       63,200          825,550
Liquid Audio, Inc.*............       80,000        1,060,000
U.S. Interactive, Inc.*........        1,845           65,959
                                               --------------
                                                    7,562,309

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000 (UNAUDITED)



SECURITY ULTRA FUND
(CONTINUED)
                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMON STOCKS (CONTINUED)         OF SHARES        VALUE
-------------------------------------------------------------
SERVICES - COMPUTER SYSTEMS - 3.1%
Comdisco, Inc..................       90,000   $    3,971,250
Sungard Data Systems, Inc.*....       60,000        2,265,000
                                               --------------
                                                    6,236,250
SERVICES - DATA PROCESSING - 0.4%
DST Systems, Inc.*.............       13,640          885,748
SPECIALTY PRINTING - 0.4%
Valassis Communications,
  Inc.*........................       23,000          766,188
TELECOMMUNICATIONS - CELLULAR - 0.6%
Metromedia International Group,
  Inc.*........................      200,000        1,125,000
                                               --------------
  Total common stocks - 96.7%...............      194,507,674

COMMERCIAL PAPER
----------------
BROKERAGE - 2.1%
Merrill Lynch & Company, Inc.,
  6.12%, 4-3-00................  $ 3,200,000        3,198,912
  6.07%, 4-11-00...............  $ 1,100,000        1,098,145
                                               --------------
                                                    4,297,057
COMBINATION GAS & ELECTRIC - 1.0%
Pacific Gas & Electric Company,
  6.075%, 4-4-00...............  $ 1,400,000        1,399,292
South Carolina Electric & Gas
  Company, 6.06%, 4-3-00.......  $   600,000          599,798
                                               --------------
                                                    1,999,090


                                  PRINCIPAL
                                  AMOUNT OR
                                   NUMBER          MARKET
COMMERCIAL PAPER (CONTINUED)      OF SHARES        VALUE
-------------------------------------------------------------
ELECTRIC COMPANIES - 0.4%
Florida Power & Light Company,
  6.03%, 4-3-00................  $   800,000   $      799,732
                                               --------------
  Total commercial paper - 3.5%.............        7,095,879
                                               --------------
  Total investments - 100.2%................      201,603,553
  Liabilities, less cash & other assets -
    (0.2%)..................................         (352,269)
                                               --------------
  Total net assets - 100.0%.................   $  201,251,284
                                               ==============

The identified cost of investments owned at March 31, 2000 was the same for book and tax purposes.

 * Non-income producing security.

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, forward contracts or options.

                            See accompanying notes.
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
MARCH 31, 2000
(UNAUDITED)


                                                                                   SECURITY EQUITY FUND
                                                                  -------------------------------------------------------
                                                     SECURITY                                      TOTAL        SOCIAL
                                                    GROWTH AND        EQUITY         GLOBAL        RETURN      AWARENESS
                                                    INCOME FUND       SERIES         SERIES        SERIES       SERIES
ASSETS
Investments, at value (identified cost:
  $67,403,581, $679,355,718, $64,047,747,
  $6,669,228, and $20,171,202 respectively)......   $69,442,139   $1,110,454,619   $83,749,264   $7,737,006   $29,824,541
Cash.............................................      514,048           298,058    10,300,785      149,966       323,741
Receivables:
  Fund shares sold...............................           --           118,705         4,713           --            --
  Securities sold................................    7,235,420         1,990,066       120,852       41,176            --
  Interest.......................................       21,095            78,344        32,195          354           863
  Dividends......................................      108,299           655,421       127,731        4,364        15,773
Foreign taxes recoverable........................           --                --        25,044          237            --
Prepaid expenses.................................           --                --            --       13,255        21,785
                                                    -----------   --------------   -----------   ----------   -----------
    Total assets.................................   $77,321,001   $1,113,595,213   $94,360,584   $7,946,358   $30,186,703
                                                    -----------   --------------   -----------   ----------   -----------
LIABILITIES
Payable for:
  Securities purchased...........................   $4,563,907    $           --   $   945,161   $   42,328   $        --
  Fund shares redeemed...........................           --            28,395            --           --            --
Other liabilities:
  Management fees................................       76,483           941,870       145,619        4,857        24,423
  Custodian fees.................................           --                --            --        7,987           668
  Transfer and administration fees...............           --                --            --        1,436         5,505
  Professional fees..............................           --                --            --        2,412         6,026
  12b-1 distribution plan fees...................        7,489           154,842        14,470        3,437        11,299
  Security Management Company....................           --                --            --           --            --
  Other payables.................................           --                --            --          464           374
                                                    -----------   --------------   -----------   ----------   -----------
    Total liabilities............................    4,647,879         1,125,107     1,105,250       62,921        48,295
                                                    -----------   --------------   -----------   ----------   -----------
NET ASSETS.......................................   $72,673,122   $1,112,470,106   $93,255,334   $7,883,437   $30,138,408
                                                    ===========   ==============   ===========   ==========   ===========
NET ASSETS CONSIST OF:
Paid in capital..................................   $77,773,385   $  567,042,135   $61,825,508   $6,681,789   $20,626,795
Accumulated undistributed net investment income
  (loss).........................................      311,497          (409,814)     (725,195)     (48,775)     (120,345)
Accumulated undistributed net realized gain
  (loss) on sale of investments, futures and
  foreign currency transactions..................   (7,450,318)      114,738,884    12,459,180      182,700       (21,381)
Net unrealized appreciation in value of
  investments, futures and translation of assets
  and liabilities in foreign currency............    2,038,558       431,098,901    19,695,841    1,067,723     9,653,339
                                                    -----------   --------------   -----------   ----------   -----------
    Total net assets.............................   $72,673,122   $1,112,470,106   $93,255,334   $7,883,437   $30,138,408
                                                    ===========   ==============   ===========   ==========   ===========
CLASS "A" SHARES
Capital shares outstanding.......................    9,928,455        87,108,796     2,637,675      304,607       607,474
Net assets.......................................   $64,319,750   $  941,944,686   $52,734,944   $3,739,277   $17,185,573
Net asset value per share........................   $     6.48    $        10.81   $     19.99   $    12.28   $     28.29
                                                    ===========   ==============   ===========   ==========   ===========
Offering price per share (net asset value divided
  by 94.25%).....................................   $     6.88    $        11.47   $     21.21   $    13.03   $     30.02
                                                    ===========   ==============   ===========   ==========   ===========
CLASS "B" SHARES
Capital shares outstanding.......................    1,275,784        16,195,466     2,053,692      340,368       453,344
Net assets.......................................   $8,039,678    $  165,477,255   $39,173,038   $4,108,811   $12,365,974
Net asset value per share........................   $     6.30    $        10.22   $     19.07   $    12.07   $     27.28
                                                    ===========   ==============   ===========   ==========   ===========
CLASS "C" SHARES
Capital shares outstanding.......................       48,977           473,681        68,212        2,920        21,068
Net assets.......................................   $  313,694    $    5,048,165   $ 1,347,352   $   35,349   $   586,861
Net asset value per share........................   $     6.40    $        10.66   $     19.75   $    12.10   $     27.86
                                                    ===========   ==============   ===========   ==========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000
(UNAUDITED)



                                                                     SECURITY EQUITY FUND
                                             ---------------------------------------------------------------------
                                                              SMALL       ENHANCED
                                                VALUE        COMPANY        INDEX      INTERNATIONAL    SELECT 25      SECURITY
                                               SERIES        SERIES        SERIES         SERIES         SERIES       ULTRA FUND
ASSETS
Investments, at value (identified cost:
  $34,695,323, $30,867,281, $21,714,306,
  $8,321,514, $37,055,914, and $117,335,260
  respectively)............................  $40,144,612   $44,152,109   $24,868,655    $10,978,832    $44,984,606   $201,603,553
Cash denominated in a foreign currency, at
  value (identified cost: $0, $0, $0,
  $131,732, $0, and $0 respectively).......           --            --            --        132,219             --             --
Cash.......................................      124,217     6,032,917     2,343,699        757,569      1,234,617        681,343
Receivables:
  Fund shares sold.........................       70,500       438,070         4,000             --        191,667         85,428
  Securities sold..........................      415,530     2,086,931            --        329,935        555,737        826,085
  Variation margin.........................           --            --        25,393             --             --             --
  Net unrealized appreciation on forward
    foreign exchange contracts.............           --            --         9,188          3,319             --             --
  Interest.................................        1,371        23,221        19,984          1,747          5,533         10,182
  Dividends................................       40,569            --            --         10,762         21,475         64,107
Security Management Company................           --            --            --          4,495             --             --
Foreign taxes recoverable..................           --            --            --             --             --             --
Prepaid expenses...........................       17,279        18,768        27,610         28,997         27,737             --
                                             -----------   -----------   -----------    -----------    -----------   ------------
    Total assets...........................  $40,814,078   $52,752,016   $27,298,529    $12,247,875    $47,021,372   $203,270,698
                                             -----------   -----------   -----------    -----------    -----------   ------------
LIABILITIES
Net unrealized depreciation on forward
  foreign exchange contracts...............  $        --   $        --   $        --    $    13,709    $        --   $         --
Payable for:
  Securities purchased.....................      360,871     1,462,574        37,487        690,641             --      1,745,791
  Fund shares redeemed.....................       11,738           572        10,515             --         23,683         60,728
  Variation margin.........................           --            --            --         25,970             --             --
  Management fees..........................       32,087        45,329        16,570         10,855         28,568        190,571
  Custodian fees...........................        1,533         3,675         6,342         34,759            951             --
  Transfer and administration fees.........        5,926         6,333         3,346            875          8,198             --
  Professional fees........................        3,385         3,787         1,735          4,502            325             --
  12b-1 distribution plan fees.............       12,494        38,214        55,168         24,129         64,374         22,324
  Short positions at value.................           --            --            --         11,370             --             --
  Other payables...........................          830           262           985          2,098          1,723             --
                                             -----------   -----------   -----------    -----------    -----------   ------------
    Total liabilities......................      428,864     1,560,746       132,148        818,908        127,822      2,019,414
                                             -----------   -----------   -----------    -----------    -----------   ------------
NET ASSETS.................................  $40,385,214   $51,191,270   $27,166,381    $11,428,967    $46,893,550   $201,251,284
                                             ===========   ===========   ===========    ===========    ===========   ============
NET ASSETS CONSIST OF:
Paid in capital............................  $29,385,842   $29,770,404   $23,647,370    $ 9,151,902    $40,312,763   $ 99,119,112
Accumulated undistributed net investment
  income (loss)............................     (122,375)     (165,675)      (53,014)      (177,816)      (229,967)      (549,143)
Accumulated undistributed net realized gain
  loss) on sale of investments, futures and
  foreign currency transactions............    5,672,458     8,301,713       216,447       (165,379)    (1,117,938)    18,413,022
Net unrealized appreciation (depreciation)
  in value of investments, futures and
  translation of assets and liabilities in
  foreign currency.........................    5,449,289    13,284,828     3,355,578      2,620,260      7,928,692     84,268,293
                                             -----------   -----------   -----------    -----------    -----------   ------------
    Total net assets.......................  $40,385,214   $51,191,270   $27,166,381    $11,428,967    $46,893,550   $201,251,284
                                             ===========   ===========   ===========    ===========    ===========   ============
CLASS "A" SHARES
Capital shares outstanding.................    1,449,783     1,668,524       735,020        374,529      1,736,682     11,969,861
Net assets.................................  $27,386,121   $40,994,135   $ 8,663,968    $ 4,796,170    $21,330,931   $173,621,381
Net asset value per share..................  $     18.89   $     24.57   $     11.79    $     12.81    $     12.28   $      14.50
                                             ===========   ===========   ===========    ===========    ===========   ============
Offering price per share (net asset value
  divided by 94.25%).......................  $     20.04   $     26.07   $     12.51    $     13.59    $     13.03   $      15.38
                                             ===========   ===========   ===========    ===========    ===========   ============
CLASS "B" SHARES
Capital shares outstanding.................      608,996       302,743     1,015,257        232,781      1,563,701      1,967,526
Net assets.................................  $11,199,274   $ 7,232,194   $11,872,980    $ 2,955,860    $19,082,443   $ 26,304,717
Net asset value per share..................  $     18.39   $     23.89   $     11.69    $     12.70    $     12.20   $      13.37
                                             ===========   ===========   ===========    ===========    ===========   ============
CLASS "C" SHARES
Capital shares outstanding.................       96,397       122,030       566,139        288,290        529,279         92,566
Net assets.................................  $ 1,799,819   $ 2,964,941   $ 6,629,433    $ 3,676,937    $ 6,480,176   $  1,325,186
Net asset value per share..................  $     18.67   $     24.30   $     11.71    $     12.75    $     12.24   $      14.32
                                             ===========   ===========   ===========    ===========    ===========   ============

                            See accompanying notes.
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)

                                                                                    SECURITY EQUITY FUND
                                                                    -----------------------------------------------------
                                                      SECURITY                                      TOTAL        SOCIAL
                                                     GROWTH AND        EQUITY         GLOBAL        RETURN     AWARENESS
                                                     INCOME FUND       SERIES         SERIES        SERIES       SERIES
INVESTMENT INCOME:
  Dividends......................................    $  912,335     $  4,697,064    $   239,465    $ 31,597    $  104,916
  Interest.......................................       140,146        1,486,318        120,744       2,795        17,750
                                                     -----------    ------------    -----------    --------    ----------
                                                      1,052,481        6,183,382        360,209      34,392       122,666
    Less foreign tax expense.....................            --               --        (21,808)         --            --
                                                     -----------    ------------    -----------    --------    ----------
    Total investment income......................     1,052,481        6,183,382        338,401      34,392       122,666

EXPENSES:
  Management fees................................       495,763        5,712,580        638,271      28,888       134,146
  Custodian fees.................................            --               --             --       9,132         1,537
  Transfer/maintenance fees......................            --               --             --       6,535        24,488
  Administration fees............................            --               --             --       3,467        12,073
  Directors' fees................................            --               --             --          97            --
  Professional fees..............................            --               --             --       3,751         3,200
  Reports to shareholders........................            --               --             --         401         1,005
  Registration fees..............................            --               --             --      11,075        10,563
  Other expenses.................................            --               --             --         116           150
  12b-1 distribution plan fees...................        47,399          880,613        117,067      19,705        55,849
                                                     -----------    ------------    -----------    --------    ----------
  Total expenses.................................       543,162        6,593,193        755,338      83,167       243,011
                                                     -----------    ------------    -----------    --------    ----------
  Net investment income (loss)...................       509,319         (409,811)      (416,937)    (48,775)     (120,345)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments....................................    (7,439,103)     131,293,021     13,872,240      98,657       (14,662)
  Futures........................................            --       (3,789,921)            --          --            --
  Foreign currency transactions..................            --               --       (253,417)        (48)           --
                                                     -----------    ------------    -----------    --------    ----------
    Net realized gain (loss).....................    (7,439,103)     127,503,100     13,618,823      98,609       (14,662)
Unrealized appreciation (depreciation) during the
  period on:
  Investments....................................     1,313,175         (985,340)    12,817,410     693,554     4,754,001
  Translation of assets and liabilities in
    foreign currencies...........................            --               --         48,371         (10)           --
                                                     -----------    ------------    -----------    --------    ----------
  Net unrealized appreciation (depreciation).....     1,313,175         (985,340)    12,865,781     693,544     4,754,001
                                                     -----------    ------------    -----------    --------    ----------
    Net gain (loss)..............................    (6,125,928)     126,517,760     26,484,604     792,153     4,739,339
                                                     -----------    ------------    -----------    --------    ----------
      Net increase (decrease) in net assets
         resulting from operations...............    $(5,616,609)   $126,107,949    $26,067,667    $743,378    $4,618,994
                                                     ===========    ============    ===========    ========    ==========

                            See accompanying notes.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)



                                                                 SECURITY EQUITY FUND
                                        ----------------------------------------------------------------------
                                                         SMALL        ENHANCED                                     SECURITY
                                          VALUE         COMPANY        INDEX       INTERNATIONAL    SELECT 25        ULTRA
                                          SERIES        SERIES         SERIES         SERIES          SERIES         FUND
INVESTMENT INCOME:
  Dividends.........................    $  155,393    $     2,762    $  134,368     $   31,312      $   68,255    $   216,144
  Interest..........................         5,114         56,317        51,213          7,596          40,910        184,547
                                        ----------    -----------    ----------     ----------      ----------    -----------
                                           160,507         59,079       185,581         38,908         109,165        400,691
    Less foreign tax expense........            --             --            --         (7,866)             --             --
                                        ----------    -----------    ----------     ----------      ----------    -----------
    Total investment income.........       160,507         59,079       185,581         31,042         109,165        400,691

EXPENSES:
  Management fees...................       172,079        160,513        95,272         53,036         144,854        866,281
  Custodian fees....................         3,143          5,622        10,868         63,574             353             --
  Transfer/maintenance fees.........        21,525         11,291         9,913          2,285          27,254             --
  Administration fees...............        15,487         14,446        11,433         17,170          17,382             --
  Directors' fees...................            82            154           124            124              77             --
  Professional fees.................         3,761          3,761         2,846          4,007           2,789             --
  Reports to shareholders...........           842            285           325             51             797             --
  Registration fees.................        11,495         11,432        12,741         12,339          18,597             --
  Other expenses....................           374            167           178             66             219             --
  12b-1 distribution plan fees......        54,094         52,277        94,895         33,960         126,810         83,553
                                        ----------    -----------    ----------     ----------      ----------    -----------
  Total expenses....................       282,882        259,948       238,595        186,612         339,132        949,834
  Less reimbursement of expenses....            --        (35,191)           --        (53,219)             --             --
                                        ----------    -----------    ----------     ----------      ----------    -----------
  Net expenses......................       282,882        224,757       238,595        133,393         339,132        949,834
                                        ----------    -----------    ----------     ----------      ----------    -----------
  Net investment income (loss)......      (122,375)      (165,678)      (53,014)      (102,351)       (229,967)      (549,143)

NET REALIZED AND UNREALIZED GAIN
  (LOSS):
Net realized gain (loss) during the
  period on:
  Investments.......................     5,925,091      8,828,872       276,406        210,833        (749,471)    20,604,750
  Foreign currency transactions.....            --             --            --        (45,008)             --             --
                                        ----------    -----------    ----------     ----------      ----------    -----------
    Net realized gain (loss)........     5,925,091      8,828,872       276,406        165,825        (749,471)    20,604,750
Unrealized appreciation
  (depreciation) during the period
  on:
  Investments.......................       272,984      8,914,818     3,994,838      2,305,517       6,531,005     51,703,320
  Translation of assets and
    liabilities in foreign
    currencies......................            --             --            --         (1,356)             --             --
                                        ----------    -----------    ----------     ----------      ----------    -----------
  Net unrealized appreciation.......       272,984      8,914,818     3,994,838      2,304,161       6,531,005     51,703,320
                                        ----------    -----------    ----------     ----------      ----------    -----------
    Net gain........................     6,198,075     17,743,690     4,271,244      2,469,986       5,781,534     72,308,070
                                        ----------    -----------    ----------     ----------      ----------    -----------
      Net increase in net assets
         resulting from
         operations.................    $6,075,700    $17,578,012    $4,218,230     $2,367,635      $5,551,567    $71,758,927
                                        ==========    ===========    ==========     ==========      ==========    ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)

                                                                               SECURITY EQUITY FUND
                                                              -------------------------------------------------------
                                                 SECURITY                                      TOTAL        SOCIAL
                                                GROWTH AND        EQUITY         GLOBAL        RETURN      AWARENESS
                                               INCOME FUND        SERIES         SERIES        SERIES       SERIES
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income (loss).................  $   509,319    $     (409,811)  $  (416,937)  $  (48,775)  $  (120,345)
Net realized gain (loss).....................   (7,439,103)      127,503,100    13,618,823       98,609       (14,662)
Unrealized appreciation (depreciation) during
  the period.................................    1,313,175          (985,340)   12,865,781      693,544     4,754,001
                                               ------------   --------------   -----------   ----------   -----------
Net increase (decrease) in net assets
  resulting from operations..................   (5,616,609)      126,107,949    26,067,667      743,378     4,618,994

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A..................................   (1,285,098)               (3)           --           --            --
    Class B..................................      (75,788)               --            --           --            --
    Class C..................................       (5,850)               --            --           --            --
  Net realized gain (loss)
    Class A..................................   (1,172,179)      (32,981,442)   (2,782,654)    (196,255)     (229,880)
    Class B..................................     (159,997)       (6,354,549)   (1,989,962)    (202,329)     (157,943)
    Class C..................................       (5,955)         (208,842)      (27,301)        (692)       (7,240)
                                               ------------   --------------   -----------   ----------   -----------
    Total distributions to shareholders......   (2,704,867)      (39,544,836)   (4,799,917)    (399,276)     (395,063)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS:..............................   (3,927,115)      (55,650,311)   22,902,405      292,036     2,971,617
                                               ------------   --------------   -----------   ----------   -----------
    Total increase (decrease) in net
      assets.................................  (12,248,591)       30,912,802    44,170,155      636,138     7,195,548
                                               ------------   --------------   -----------   ----------   -----------

NET ASSETS:
Beginning of period..........................   84,921,713     1,081,557,304    49,085,179    7,247,299    22,942,860
                                               ------------   --------------   -----------   ----------   -----------
End of period................................  $72,673,122    $1,112,470,106   $93,255,334   $7,883,437   $30,138,408
                                               ============   ==============   ===========   ==========   ===========
Undistributed net investment income (loss) at
  end of period..............................  $   311,497    $     (409,814)  $  (725,195)  $  (48,775)  $  (120,345)
                                               ============   ==============   ===========   ==========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)

                                                          SECURITY EQUITY FUND
                                  ---------------------------------------------------------------------
                                                   SMALL       ENHANCED                                     SECURITY
                                     VALUE        COMPANY        INDEX      INTERNATIONAL    SELECT 25       ULTRA
                                    SERIES        SERIES        SERIES         SERIES         SERIES          FUND
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income
    (loss)......................  $  (122,375)  $  (165,678)  $   (53,014)   $  (102,351)   $  (229,967)  $   (549,143)
  Net realized gain (loss)......    5,925,091     8,828,872       276,406        165,825       (749,471)    20,604,750
  Unrealized appreciation
    (depreciation) during the
    period......................      272,984     8,914,818     3,994,838      2,304,161      6,531,005     51,703,320
                                  -----------   -----------   -----------    -----------    -----------   ------------
    Net increase (decrease) in
      net assets resulting from
      operations................    6,075,700    17,578,012     4,218,230      2,367,635      5,551,567     71,758,927

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income
    Class A.....................           --             3            --             --             --             --
    Class B.....................           --            --            --             --             --             --
    Class C.....................           --            --            --             --             --             --
  Net realized gain
    Class A.....................     (939,566)     (562,443)      (95,114)            --             --     (4,644,954)
    Class B.....................     (379,199)      (43,258)     (118,324)            --             --       (603,540)
    Class C.....................      (48,048)      (38,867)      (63,100)            --             --         (7,207)
                                  -----------   -----------   -----------    -----------    -----------   ------------
    Total distributions to
      shareholders..............   (1,366,813)     (644,565)     (276,538)            --             --     (5,255,701)
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS:.................    2,052,458    14,060,765       839,414      1,612,905      9,987,086     30,597,431
                                  -----------   -----------   -----------    -----------    -----------   ------------
    Total increase in net
      assets....................    6,761,345    30,994,212     4,781,106      3,980,540     15,538,653     97,100,657
                                  -----------   -----------   -----------    -----------    -----------   ------------

NET ASSETS:
  Beginning of period...........   33,623,869    20,197,058   $22,385,275      7,448,427     31,354,897    104,150,627
                                  -----------   -----------   -----------    -----------    -----------   ------------
  End of period.................  $40,385,214   $51,191,270   $27,166,381    $11,428,967    $46,893,550   $201,251,284
                                  ===========   ===========   ===========    ===========    ===========   ============
Accumulated undistributed net
  investment income (loss) at
  end of period.................  $  (122,375)  $  (165,675)  $   (53,014)   $  (177,816)   $  (229,967)  $   (549,143)
                                  ===========   ===========   ===========    ===========    ===========   ============

                            See accompanying notes.
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED SEPTEMBER 30, 1999


                                                                               SECURITY EQUITY FUND
                                                              -------------------------------------------------------
                                                 SECURITY                                      TOTAL        SOCIAL
                                                GROWTH AND        EQUITY         GLOBAL        RETURN      AWARENESS
                                               INCOME FUND        SERIES         SERIES        SERIES       SERIES
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income (loss).................  $ 1,366,815    $      505,077   $  (122,839)  $  (55,554)  $  (124,655)
Net realized gain............................    1,499,433        32,211,395     3,673,233      454,525       389,442
Unrealized appreciation during the period....    7,103,219       152,612,834     7,593,805      717,116     3,012,833
                                               ------------   --------------   -----------   ----------   -----------
  Net increase in net assets resulting from
    operations...............................    9,969,467       185,329,306    11,144,199    1,116,087     3,277,620
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A....................................     (367,013)       (3,097,449)      (79,955)     (47,225)           --
  Class B....................................      (38,484)               --            --      (14,003)           --
Net realized gain
  Class A....................................  (12,948,745)      (60,267,479)   (1,515,813)    (224,998)     (154,865)
  Class B....................................   (1,659,373)      (10,058,359)   (1,024,593)    (227,702)     (112,426)
                                               ------------   --------------   -----------   ----------   -----------
    Total distributions to shareholders......  (15,013,615)      (73,423,287)   (2,620,361)    (513,928)     (267,291)
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS:
                                                 4,337,737        83,066,728     9,001,395       46,655     7,068,711
                                               ------------   --------------   -----------   ----------   -----------
    Total increase (decrease) in net
      assets.................................     (706,411)      194,972,747    17,525,233      648,814    10,079,040
NET ASSETS:
Beginning of period..........................   85,628,124       886,584,557    31,559,946    6,598,485    12,863,820
                                               ------------   --------------   -----------   ----------   -----------
End of period................................  $84,921,713    $1,081,557,304   $49,085,179   $7,247,299   $22,942,860
                                               ============   ==============   ===========   ==========   ===========
Undistributed net investment income (loss) at
  end of period..............................  $ 1,168,914    $           --   $  (308,258)  $       --   $        --
                                               ============   ==============   ===========   ==========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED SEPTEMBER 30, 1999, EXCEPT AS NOTED

                                                          SECURITY EQUITY FUND
                                  ---------------------------------------------------------------------
                                                   SMALL       ENHANCED                                     SECURITY
                                     VALUE        COMPANY        INDEX      INTERNATIONAL    SELECT 25       ULTRA
                                    SERIES        SERIES        SERIES*        SERIES*        SERIES*         FUND
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income (loss)....  $  (208,118)  $   (25,884)  $    (4,731)   $  (28,874)    $  (142,990)  $   (792,211)
Net realized gain (loss)........    1,382,994       785,644       221,310      (417,768)       (368,467)     4,048,648
Unrealized appreciation
  (depreciation) during the
  period........................    5,996,566     4,231,812      (639,260)      316,099       1,397,687     33,757,943
                                  -----------   -----------   -----------    ----------     -----------   ------------
  Net increase (decrease) in net
    assets resulting from
    operations..................    7,171,442     4,991,572      (422,681)     (130,543)        886,230     37,014,380

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income
  Class A.......................           --            --            --            --              --             --
  Class B.......................           --            --            --            --              --             --
  Class C.......................           --            --            --            --              --             --
Net realized gain
  Class A.......................      (55,560)           --            --            --              --    (17,136,006)
  Class B.......................      (30,703)           --            --            --              --     (1,984,512)
  Class C.......................           --            --            --            --              --             --
                                  -----------   -----------   -----------    ----------     -----------   ------------
    Total distributions to
      shareholders..............      (86,263)           --            --            --              --    (19,120,518)

NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS:
                                    9,023,108    11,024,529    22,807,956     7,578,970      30,468,667     13,092,244
                                  -----------   -----------   -----------    ----------     -----------   ------------
    Total increase in net
      assets....................   16,108,287    16,016,101    22,385,275     7,448,427      31,354,897     30,986,106
                                  -----------   -----------   -----------    ----------     -----------   ------------

NET ASSETS:
Beginning of period.............   17,515,582     4,180,957            --            --              --     73,164,521
                                  -----------   -----------   -----------    ----------     -----------   ------------
End of period...................  $33,623,869   $20,197,058   $22,385,275    $7,448,427     $31,354,897   $104,150,627
                                  ===========   ===========   ===========    ==========     ===========   ============
Undistributed net investment
  income (loss) at end of
  period........................  $        --   $        --   $        --    $   14,551     $        --   $         --
                                  ===========   ===========   ===========    ==========     ===========   ============

*Period January 29, 1999 (inception) through September 30, 1999.

                            See accompanying notes.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ------------------------------------------------------------
                                                            2000(D)(L)   1999(D)   1998(D)   1997(D)   1996(D)   1995(D)
                                                            ----------   -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................     $7.17       $7.68    $11.14     $9.05     $7.93     $6.96
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................      0.05        0.12      0.13      0.15      0.18      0.16
Net Gain (Loss) on Securities (realized and unrealized)...     (0.50)       0.75     (0.87)     2.81      1.37      1.18
                                                             -------     -------   -------   -------   -------   -------
Total from Investment Operations..........................     (0.45)       0.87     (0.74)     2.96      1.55      1.34
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................     (0.13)      (0.04)    (0.13)    (0.16)    (0.16)    (0.16)
Distributions (from Capital Gains)........................     (0.11)      (1.34)    (2.59)    (0.71)    (0.27)    (0.21)
                                                             -------     -------   -------   -------   -------   -------
  Total Distributions.....................................     (0.24)      (1.38)    (2.72)    (0.87)    (0.43)    (0.37)
                                                             -------     -------   -------   -------   -------   -------
NET ASSET VALUE END OF PERIOD.............................     $6.48       $7.17     $7.68    $11.14     $9.05     $7.93
                                                             =======     =======   =======   =======   =======   =======
TOTAL RETURN (A)..........................................    (6.42%)     12.00%    (7.95%)   35.31%    20.31%    20.25%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................   $64,320     $74,796   $76,371   $91,252   $73,273   $67,430
Ratio of Expenses to Average Net Assets...................     1.25%       1.22%     1.21%     1.24%     1.29%     1.31%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................     1.41%       1.63%     1.49%     1.53%     2.09%     2.21%
Portfolio Turnover Rate...................................      189%         98%      144%      124%       69%      130%

--------------------------------------------------------------------------------

SECURITY GROWTH AND INCOME FUND (CLASS B)

                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                             ------------------------------------------------------------
                                                             2000(D)(L)   1999(D)   1998(D)   1997(D)   1996(D)   1995(D)
                                                             ----------   -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD........................     $6.95      $7.54    $10.99      $8.94    $7.85     $6.90
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income......................................      0.01       0.05      0.05       0.05     0.09      0.08
Net Gain (Loss) on Securities (realized and unrealized)....     (0.50)      0.73     (0.88)      2.77     1.35      1.18
                                                               ------     ------    ------    -------   ------    ------
Total from Investment Operations...........................     (0.49)      0.78     (0.83)      2.82     1.44      1.26
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).....................     (0.05)     (0.03)    (0.03)     (0.06)   (0.08)    (0.09)
Distributions (from Capital Gains).........................     (0.11)     (1.34)    (2.59)     (0.71)   (0.27)    (0.22)
                                                               ------     ------    ------    -------   ------    ------
  Total Distributions......................................     (0.16)     (1.37)    (2.62)     (0.77)   (0.35)    (0.31)
                                                               ------     ------    ------    -------   ------    ------
NET ASSET VALUE END OF PERIOD..............................     $6.30      $6.95     $7.54     $10.99    $8.94     $7.85
                                                               ======     ======    ======    =======   ======    ======
TOTAL RETURN (A)...........................................    (7.03%)    10.93%    (8.95%)    34.01%   19.01%    19.07%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).......................    $8,040     $9,829    $9,257     $6,737   $2,247    $1,130
Ratio of Expenses to Average Net Assets....................     2.25%      2.22%     2.21%      2.24%    2.29%     2.31%
Ratio of Net Income (Loss) to Average
  Net Assets...............................................     0.41%      0.63%     0.59%      0.53%    1.09%     1.21%
Portfolio Turnover Rate....................................      189%        98%      144%       124%      69%      130%

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY GROWTH AND INCOME FUND (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(J)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $7.11        $6.87
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      0.01         0.03
Net Gain (Loss) on Securities (realized and unrealized).....     (0.50)        0.21
                                                                ------       ------
Total from Investment Operations............................     (0.49)        0.24
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................     (0.11)          --
Distributions (from Capital Gains)..........................     (0.11)          --
                                                                ------       ------
  Total Distributions.......................................     (0.22)          --
                                                                ------       ------
NET ASSET VALUE END OF PERIOD...............................     $6.40        $7.11
                                                                ======       ======
TOTAL RETURN (A)............................................    (6.93%)       3.49%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................      $314         $297
Ratio of Expenses to Average Net Assets.....................     2.25%        2.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets................................................     0.41%        0.62%
Portfolio Turnover Rate.....................................      189%          90%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--EQUITY SERIES (CLASS A)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                       ---------------------------------------------------------------------
                                                       2000(D)(L)    1999(D)      1998(D)     1997(D)    1996(D)    1995(D)
                                                       ----------   ----------   ----------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................  $     9.96   $     8.86   $     9.09   $   7.54   $   6.55   $   5.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................          --         0.02         0.04       0.04       0.05       0.04
Net Gain (Loss) on Securities (realized and
  unrealized)........................................        1.21         1.80         0.56       2.20       1.48       1.38
                                                       ----------   ----------   ----------   --------   --------   --------
Total from Investment Operations.....................        1.21         1.82         0.60       2.24       1.53       1.42
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...............          --        (0.04)       (0.03)     (0.04)     (0.06         --
Distributions (from Capital Gains)...................       (0.36)       (0.68)       (0.80)     (0.65)     (0.48)     (0.41)
                                                       ----------   ----------   ----------   --------   --------   --------
  Total Distributions................................       (0.36)       (0.72)       (0.83)     (0.69)     (0.54)     (0.41)
                                                       ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE END OF PERIOD........................  $    10.81   $     9.96   $     8.86   $   9.09   $   7.54   $   6.55
                                                       ==========   ==========   ==========   ========   ========   ========
TOTAL RETURN (A).....................................      12.35%       20.66%        7.38%     32.08%     24.90%     27.77%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................    $941,945     $917,179     $773,606   $757,520   $575,680   $440,339
Ratio of Expenses to Average Net Assets..............       1.02%        1.02%        1.02%      1.03%      1.04%      1.05%
Ratio of Net Investment Income (Loss) to Average Net
  Assets.............................................       0.08%        0.19%        0.39%      0.46%      0.75%      0.87%
Portfolio Turnover Rate..............................         70%          36%          47%        66%        64%        95%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--EQUITY SERIES (CLASS B)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                       ---------------------------------------------------------------------
                                                       2000(D)(L)    1999(D)      1998(D)     1997(FD)   1996(D)    1995(D)
                                                       ----------   ----------   ----------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................  $     9.47   $     8.52   $     8.82   $   7.36   $   6.43   $   5.49
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................       (0.05)       (0.08)       (0.05)     (0.04)     (0.02)     (0.01)
Net Gain (Loss) on Securities (realized and
  unrealized)........................................        1.16         1.71         0.55       2.15       1.45       1.36
                                                       ----------   ----------   ----------   --------   --------   --------
Total from Investment Operations.....................        1.11         1.63         0.50       2.11       1.43       1.35
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)...............          --           --           --         --      (0.02)        --
Distributions (from Capital Gains)...................       (0.36)       (0.68)       (0.80)     (0.65)     (0.48)     (0.41)
                                                       ----------   ----------   ----------   --------   --------   --------
  Total Distributions................................       (0.36)       (0.68)       (0.80)     (0.65)     (0.50)     (0.41)
                                                       ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE END OF PERIOD........................  $    10.22   $     9.47   $     8.52   $   8.82   $   7.36   $   6.43
                                                       ==========   ==========   ==========   ========   ========   ========
TOTAL RETURN (A).....................................      11.93%       19.23%        6.38%     30.85%     23.57%     26.69%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................    $165,477     $159,872     $112,978    $89,336    $38,822    $19,288
Ratio of Expenses to Average Net Assets..............       2.02%        2.02%        2.02%      2.03%      2.04%      2.05%
Ratio of Net Investment Income (Loss) to Average Net
  Assets.............................................      (0.92%)      (0.82%)      (0.61%)    (0.54%)    (0.25%)    (0.13%)
Portfolio Turnover Rate..............................         70%          36%          47%        66%        64%        95%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--EQUITY SERIES (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(J)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $     9.89   $    10.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.05)       (0.05)
Net Gain (Loss) on Securities (realized and unrealized).....        1.18        (0.19)
                                                              ----------   ----------
Total from Investment Operations............................        1.13        (0.24)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Capital Gains)..........................       (0.36)          --
                                                              ----------   ----------
  Total Distributions.......................................       (0.36)          --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................  $    10.66   $     9.89
                                                              ==========   ==========
TOTAL RETURN (A)............................................      11.74%       (2.37%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    5,048   $    4,507
Ratio of Expenses to Average Net Assets.....................       2.02%        2.02%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (0.91%)      (0.89%)
Portfolio Turnover Rate.....................................         70%          45%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--GLOBAL SERIES (CLASS A)

                                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ---------------------------------------------------------------------
                                                            2000(D)(L)    1999(D)      1998(D)     1997(D)    1996(D)    1995(D)
                                                            ----------   ----------   ----------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................  $    13.99   $    11.23   $    13.56   $  12.42   $  10.94   $  10.84
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.08)        0.01         0.02       0.01        0.0      (0.02)
Net Gain (Loss) on Securities (realized and unrealized)...        7.57         3.71        (1.19)      2.29       1.87       0.31
                                                            ----------   ----------   ----------   --------   --------   --------
Total from Investment Operations..........................        7.49         3.72        (1.17)      2.30       1.88       0.29
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................          --        (0.01)       (0.09)     (0.38)     (0.25)        --
Distributions (from Capital Gains)........................       (1.49)       (0.91)       (1.07)     (0.78)     (0.15)     (0.19)
In Excess of Net Investment Income........................          --        (0.04)          --         --         --         --
                                                            ----------   ----------   ----------   --------   --------   --------
  Total Distributions.....................................       (1.49)       (0.96)       (1.16)     (1.16)     (0.40)     (0.19)
                                                            ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE END OF PERIOD.............................  $    19.99   $    13.99   $    11.23   $  13.56   $  12.42   $  10.94
                                                            ==========   ==========   ==========   ========   ========   ========
TOTAL RETURN (A)..........................................      55.85%       34.39%       (8.47%)    20.22%     17.73%      2.80%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................     $52,735      $28,292      $18,941    $24,193    $19,644    $16,261
Ratio of Expenses to Average Net Assets...................       1.96%        2.00%        2.00%      2.00%      2.00%      2.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................      (0.93%)       0.11%        0.15%      0.07%      0.07%     (0.17%)
Portfolio Turnover Rate...................................         95%         141%         122%       132%       142%       141%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--GLOBAL SERIES (CLASS B)

                                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ---------------------------------------------------------------------
                                                            2000(D)(L)    1999(D)      1998(D)     1997(D)    1996(D)    1995(D)
                                                            ----------   ----------   ----------   --------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................  $    13.45   $    10.89   $    13.22   $  12.18   $  10.74   $  10.75
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................       (0.14)       (0.11)       (0.10)     (0.11)     (0.10)     (0.12)
Net Gain (Loss) on Securities (realized and unrealized)...        7.25         3.58        (1.16)      2.24       1.84       0.30
                                                            ----------   ----------   ----------   --------   --------   --------
Total from Investment Operations..........................        7.11         3.47        (1.26)      2.13       1.74       0.18
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................          --           --           --      (0.31)     (0.14)        --
Distributions (from Capital Gains)........................       (1.49)       (0.91)       (1.07)     (0.78)     (0.16)     (0.19)
                                                            ----------   ----------   ----------   --------   --------   --------
  Total Distributions.....................................       (1.49)       (0.91)       (1.07)     (1.09)     (0.30)     (0.19)
                                                            ----------   ----------   ----------   --------   --------   --------
NET ASSET VALUE END OF PERIOD.............................  $    19.07   $    13.45   $    10.89   $  13.22   $  12.18   $  10.74
                                                            ==========   ==========   ==========   ========   ========   ========
TOTAL RETURN (A)..........................................      55.24%       33.04%       (9.43%)    19.01%     16.57%      1.79%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................     $39,173      $20,591      $12,619    $13,061     $7,285     $5,433
Ratio of Expenses to Average Net Assets...................       2.81%        3.00%        3.00%      3.00%      3.00%      3.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................      (1.76%)      (0.87%)      (0.85%)    (0.93%)    (0.93%)    (1.17%)
Portfolio Turnover Rate...................................         95%         141%         122%       132%       142%       141%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND -- GLOBAL SERIES (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(J)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    13.90   $    12.68
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.14)       (0.03)
Net Gain (Loss) on Securities (realized and unrealized).....        7.48         1.25
                                                              ----------   ----------
Total from Investment Operations............................        7.34         1.22
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Capital Gains)..........................       (1.49)          --
                                                              ----------   ----------
  Total Distributions.......................................       (1.49)          --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................  $    19.75   $    13.90
                                                              ==========   ==========
TOTAL RETURN (A)............................................      55.10%        9.62%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    1,347   $      202
Ratio of Expenses to Average Net Assets.....................       2.95%        3.00%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.74%)      (0.49%)
Portfolio Turnover Rate.....................................         95%          90%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--TOTAL RETURN SERIES (CLASS A)

                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                             ------------------------------------------------------------------------------------
                                             2000(D)(L)   1999(C)(D)(K)   1998(C)(D)   1997(C)(D)(G)   1996(C)(D)   1995(B)(C)(D)
                                             ----------   -------------   ----------   -------------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD........  $    11.69    $    10.73     $    12.58    $    11.06     $    10.54    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...............       (0.05)        (0.03)          0.08          0.17           0.25          0.04
Net Gain (Loss) on Securities (realized and
  unrealized)..............................        1.28          1.90          (0.98)         1.86           0.77          0.50
                                             ----------    ----------     ----------    ----------     ----------    ----------
Total from Investment Operations...........        1.23          1.87          (0.90)         2.03           1.02          0.54
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).....          --         (0.16)         (0.20)        (0.26)         (0.33)           --
Distributions (from Capital Gains).........       (0.64)        (0.75)         (0.75)        (0.25)         (0.17)           --
                                             ----------    ----------     ----------    ----------     ----------    ----------
  Total Distributions......................       (0.64)        (0.91)         (0.95)        (0.51)         (0.50)           --
                                             ----------    ----------     ----------    ----------     ----------    ----------
NET ASSET VALUE END OF PERIOD..............  $    12.28    $    11.69     $    10.73    $    12.58     $    11.06    $    10.54
                                             ==========    ==========     ==========    ==========     ==========    ==========
TOTAL RETURN (A)...........................      10.73%        17.84%         (7.19%)       19.00%         10.01%         5.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).......      $3,739        $3,587         $3,294        $3,906         $2,449        $1,906
Ratio of Expenses to Average Net Assets....       1.65%         2.00%          2.00%         1.68%          2.00%         2.00%
Ratio of Net Investment Income (Loss) to
  Average Net Assets.......................      (0.76%)       (0.29%)         0.65%         1.52%          2.32%         1.33%
Portfolio Turnover Rate....................         69%          121%            45%           79%            75%          129%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--TOTAL RETURN SERIES (CLASS B)

                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                             ------------------------------------------------------------------------------------
                                             2000(D)(L)   1999(C)(D)(K)   1998(C)(D)   1997(C)(D)(G)   1996(C)(D)   1995(B)(C)(D)
                                             ----------   -------------   ----------   -------------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD........  $    11.56    $    10.62     $    12.45    $    10.97     $    10.50    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...............       (0.10)        (0.14)         (0.03)         0.07           0.14          0.01
Net Gain (Loss) on Securities (realized and
  unrealized)..............................        1.25          1.88          (0.96)         1.84           0.77          0.49
                                             ----------    ----------     ----------    ----------     ----------    ----------
Total from Investment Operations...........        1.15          1.74          (0.99)         1.91           0.91          0.50
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).....          --         (0.05)         (0.09)        (0.18)         (0.27)           --
Distributions (from Capital Gains).........       (0.64)        (0.75)         (0.75)        (0.25)         (0.17)           --
                                             ----------    ----------     ----------    ----------     ----------    ----------
  Total Distributions......................       (0.64)        (0.80)         (0.84)        (0.43)         (0.44)           --
                                             ----------    ----------     ----------    ----------     ----------    ----------
NET ASSET VALUE END OF PERIOD..............  $    12.07    $    11.56     $    10.62    $    12.45     $    10.97    $    10.50
                                             ==========    ==========     ==========    ==========     ==========    ==========
TOTAL RETURN (A)...........................      10.13%        16.68%         (7.99%)       17.95%          8.97%         5.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).......      $4,109        $3,652         $3,304        $3,851         $2,781        $1,529
Ratio of Expenses to Average Net Assets....       2.65%         2.94%          2.94%         2.58%          3.00%         3.00%
Ratio of Net Investment Income (Loss) to
  Average Net Assets.......................      (1.75%)       (1.23%)        (0.29%)        0.61%          1.32%         0.31%
Portfolio Turnover Rate....................         69%           21%            45%           79%            75%          129%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--TOTAL RETURN SERIES (CLASS C)

                                                                   FISCAL PERIOD ENDED
                                                                      SEPTEMBER 30
                                                              -----------------------------
                                                              2000(D)(L)   1999(C)(D)(J)(K)
                                                              ----------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    11.58      $    11.48
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.09)          (0.11)
Net Gain (Loss) on Securities (realized and unrealized).....        1.25            0.21
                                                              ----------      ----------
Total from Investment Operations............................        1.16            0.10
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --              --
Distributions (from Capital Gains)..........................       (0.64)             --
                                                              ----------      ----------
  Total Distributions.......................................       (0.64)             --
                                                              ----------      ----------
NET ASSET VALUE END OF PERIOD...............................  $    12.10      $    11.58
                                                              ==========      ==========
TOTAL RETURN (A)............................................      10.21%           0.87%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................         $35              $8
Ratio of Expenses to Average Net Assets.....................       2.50%           2.93%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.62%)         (1.84%)
Portfolio Turnover Rate.....................................         69%            149%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--SOCIAL AWARENESS SERIES (CLASS A)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------
                                                              2000(D)(L)   1999(D)   1998(C)(D)   1997(C)(D)(E)
                                                              ----------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $24.05      $19.37     $17.99        $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.06)      (0.05)        --          0.08
Net Gain (Loss) on Securities (realized and unrealized).....      4.68        5.09       1.42          2.91
                                                               -------     -------     ------        ------
Total from Investment Operations............................      4.62        5.04       1.42          2.99
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --          --      (0.04)           --
Distributions (from Capital Gains)..........................     (0.38)      (0.36)        --            --
                                                               -------     -------     ------        ------
  Total Distributions.......................................     (0.38)      (0.36)     (0.04)           --
                                                               -------     -------     ------        ------
NET ASSET VALUE END OF PERIOD...............................    $28.29      $24.05     $19.37        $17.99
                                                               =======     =======     ======        ======
TOTAL RETURN (A)............................................    19.37%      26.12%      7.89%        19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $17,186     $13,403     $7,619        $6,209
Ratio of Expenses to Average Net Assets.....................     1.39%       1.42%      1.22%         0.67%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (0.47%)     (0.22%)        --         0.57%
Portfolio Turnover Rate.....................................       32%         26%        41%           38%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--SOCIAL AWARENESS SERIES (CLASS B)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------
                                                              2000(D)(L)   1999(D)   1998(C)(D)   1997(C)(D)(E)
                                                              ----------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $23.35      $19.01     $17.81        $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.13)      (0.30)     (0.19)        (0.08)
Net Gain (Loss) on Securities (realized and unrealized).....      4.44        5.00       1.39          2.89
                                                               -------     -------     ------        ------
Total from Investment Operations............................      4.31        4.70       1.20          2.81
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --          --         --            --
Distributions (from Capital Gains)..........................     (0.38)      (0.36)        --            --
                                                               -------     -------     ------        ------
  Total Distributions.......................................     (0.38)      (0.36)        --            --
                                                               -------     -------     ------        ------
NET ASSET VALUE END OF PERIOD...............................    $27.28      $23.35     $19.01        $17.81
                                                               =======     =======     ======        ======
TOTAL RETURN (A)............................................    18.62%      24.81%      6.74%        18.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $12,366      $9,136     $5,245        $3,641
Ratio of Expenses to Average Net Assets.....................     2.39%       2.51%      2.20%         1.84%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.48%)     (1.30%)    (0.98%)       (0.60%)
Portfolio Turnover Rate.....................................       32%         26%        41%           38%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--SOCIAL AWARENESS SERIES (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(J)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $23.87       $24.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.16)       (0.22)
Net Gain (Loss) on Securities (realized and unrealized).....      4.53        (0.38)
                                                                ------       ------
Total from Investment Operations............................      4.37        (0.60)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --           --
Distributions (from Capital Gains)..........................     (0.38)          --
                                                                ------       ------
  Total Distributions.......................................     (0.38)          --
                                                                ------       ------
NET ASSET VALUE END OF PERIOD...............................    $27.86       $23.87
                                                                ======       ======
TOTAL RETURN (A)............................................    18.47%       (2.45%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................    $  587       $  405
Ratio of Expenses to Average Net Assets.....................     2.56%        2.66%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.65%)      (1.46%)
Portfolio Turnover Rate.....................................       32%          33%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--VALUE SERIES (CLASS A)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------
                                                              2000(D)(L)   1999(D)   1998(C)(D)   1997(C)(D)(F)
                                                              ----------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $16.60      $12.07     $12.95        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.03)      (0.07)     (0.02)         0.05
Net Gain (Loss) on Securities (realized and unrealized).....      3.02        4.65      (0.53)         2.90
                                                               -------     -------    -------        ------
Total from Investment Operations............................      2.99        4.58      (0.55)         2.95
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --          --      (0.05)           --
Distributions (from Capital Gains)..........................     (0.70)      (0.05)     (0.28)           --
                                                               -------     -------    -------        ------
  Total Distributions.......................................     (0.70)      (0.05)     (0.33)           --
                                                               -------     -------    -------        ------
NET ASSET VALUE END OF PERIOD...............................    $18.89      $16.60     $12.07        $12.95
                                                               =======     =======    =======        ======
TOTAL RETURN (A)............................................    18.76%      38.06%     (4.31%)       29.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $27,386     $22,804    $10,901        $4,631
Ratio of Expenses to Average Net Assets.....................     1.14%       1.33%      1.27%         1.10%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (0.33%)     (0.44%)    (0.13%)        1.43%
Portfolio Turnover Rate.....................................       89%         79%        98%           35%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--VALUE SERIES (CLASS B)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                              -------------------------------------------------
                                                              2000(D)(L)   1999(D)   1998(C)(D)   1997(C)(D)(F)
                                                              ----------   -------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $16.26      $11.94     $12.91        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.12)      (0.22)     (0.15)         0.01
Net Gain (Loss) on Securities (realized and unrealized).....      2.95        4.59      (0.54)         2.90
                                                               -------     -------    -------        ------
Total from Investment Operations............................      2.83        4.37      (0.69)         2.91
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --          --         --            --
Distributions (from Capital Gains)..........................     (0.70)      (0.05)     (0.28)           --
                                                               -------     -------    -------        ------
  Total Distributions.......................................     (0.70)      (0.05)     (0.28)           --
                                                               -------     -------    -------        ------
NET ASSET VALUE END OF PERIOD...............................    $18.39      $16.26     $11.94        $12.91
                                                               =======     =======    =======        ======
TOTAL RETURN (A)............................................    18.15%      36.71%     (5.38%)       29.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................   $11,199      $9,682     $6,615        $3,572
Ratio of Expenses to Average Net Assets.....................     2.02%       2.37%      2.33%         2.26%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.22%)     (1.50%)    (1.19%)        0.27%
Portfolio Turnover Rate.....................................       89%         79%        98%           35%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--VALUE SERIES (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(J)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................    $16.51       $14.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................     (0.12)       (0.13)
Net Gain (Loss) on Securities (realized and unrealized).....      2.98         2.10
                                                                ------       ------
Total from Investment Operations............................      2.86         1.97
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................        --           --
Distributions (from Capital Gains)..........................     (0.70)          --
                                                                ------       ------
  Total Distributions.......................................     (0.70)          --
                                                                ------       ------
NET ASSET VALUE END OF PERIOD...............................    $18.67       $16.51
                                                                ======       ======
TOTAL RETURN (A)............................................    18.06%       13.55%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................    $1,800       $1,138
Ratio of Expenses to Average Net Assets.....................     2.13%        2.38%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................    (1.29%)      (1.36%)
Portfolio Turnover Rate.....................................       89%          92%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--SMALL COMPANY SERIES (CLASS A)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ------------------------------------------
                                                              2000(C)(D)(L)   1999(C)(D)   1998(C)(D)(H)
                                                              -------------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................      $12.98         $8.70         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.09)           --          (0.03)
Net Gain (Loss) on Securities (realized and unrealized).....       12.14          4.28          (1.26)
                                                                 -------       -------        -------
Total from Investment Operations............................       12.05          4.28          (1.29)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --            --          (0.01)
Distributions (from Capital Gains)..........................       (0.46)           --             --
                                                                 -------       -------        -------
  Total Distributions.......................................       (0.46)           --          (0.01)
                                                                 -------       -------        -------
NET ASSET VALUE END OF PERIOD...............................      $24.57        $12.98          $8.70
                                                                 =======       =======        =======
TOTAL RETURN (A)............................................      94.27%        49.20%        (12.95%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $40,994       $16,877         $2,677
Ratio of Expenses to Average Net Assets.....................       1.25%         0.49%          1.39%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (0.89%)        0.03%         (0.35%)
Portfolio Turnover Rate.....................................        300%          361%           366%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND--SMALL COMPANY SERIES (CLASS B)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                              ------------------------------------------
                                                              2000(C)(D)(L)   1999(C)(D)   1998(C)(D)(H)
                                                              -------------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................      $12.69         $8.63         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.16)        (0.14)         (0.13)
Net Gain (Loss) on Securities (realized and unrealized).....       11.82          4.20          (1.24)
Total from Investment Operations............................       11.66          4.06          (1.37)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --            --             --
Distributions (from Capital Gains)..........................       (0.46)           --             --
                                                                 -------       -------        -------
  Total Distributions.......................................       (0.46)           --             --
                                                                 -------       -------        -------
NET ASSET VALUE END OF PERIOD...............................      $23.89        $12.69          $8.63
                                                                 =======       =======        =======
TOTAL RETURN (A)............................................      93.34%        47.05%        (13.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................      $7,232        $2,430         $1,504
Ratio of Expenses to Average Net Assets.....................       2.18%         1.94%          2.38%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.78%)       (1.41%)        (1.34%)
Portfolio Turnover Rate.....................................        300%          361%           366%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SECURITY EQUITY FUND--SMALL COMPANY SERIES (CLASS C)

                                                                   FISCAL PERIOD ENDED
                                                                      SEPTEMBER 30
                                                              -----------------------------
                                                              2000(C)(D)(L)   1999(C)(D)(J)
                                                              -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................     $12.86          $11.16
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................      (0.18)          (0.07)
Net Gain (Loss) on Securities (realized and unrealized).....      12.08            1.77
                                                                 ------          ------
Total from Investment Operations............................      11.90            1.70
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................         --              --
Distributions (from Capital Gains)..........................      (0.46)             --
                                                                 ------          ------
  Total Distributions.......................................      (0.46)             --
                                                                 ------          ------
NET ASSET VALUE END OF PERIOD...............................     $24.30          $12.86
                                                                 ======          ======
TOTAL RETURN (A)............................................     93.98%          15.23%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................     $2,965            $890
Ratio of Expenses to Average Net Assets.....................      2.15%           1.47%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................     (1.79%)         (0.95%)
Portfolio Turnover Rate.....................................       300%            374%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--ENHANCED INDEX SERIES (CLASS A)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(I)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    10.04   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................          --         0.03
Net Gain (Loss) on Securities (realized and unrealized).....        1.87         0.01
                                                              ----------   ----------
Total from Investment Operations............................        1.87         0.04
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Capital Gains)..........................       (0.12)          --
                                                              ----------   ----------
  Total Distributions.......................................       (0.12)          --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................  $    11.79   $    10.04
                                                              ==========   ==========
TOTAL RETURN (A)............................................      18.69%        0.40%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    8,664   $    7,589
Ratio of Expenses to Average Net Assets.....................       1.42%        1.48%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................       0.04%        0.39%
Portfolio Turnover Rate.....................................         81%          68%

--------------------------------------------------------------------------------

SECURITY EQUITY FUND -- ENHANCED INDEX SERIES (CLASS B)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(I)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................       $9.99   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.04)       (0.02)
Net Gain (Loss) on Securities (realized and unrealized).....        1.86         0.01
                                                              ----------   ----------
Total from Investment Operations............................        1.82        (0.01)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Capital Gains)..........................       (0.12)          --
                                                              ----------   ----------
  Total Distributions.......................................       (0.12)          --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................      $11.69   $     9.99
                                                              ==========   ==========
TOTAL RETURN (A)............................................      18.28%       (0.10%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $   11,873   $    9,591
Ratio of Expenses to Average Net Assets.....................       2.15%        2.20%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (0.68%)      (0.33%)
Portfolio Turnover Rate.....................................         81%          68%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY EQUITY FUND--ENHANCED INDEX SERIES (CLASS C)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(D)(L)   1999(D)(I)(J)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    10.00    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.03)        (0.01)
Net Gain (Loss) on Securities (realized and unrealized).....        1.86          0.01
                                                              ----------    ----------
Total from Investment Operations............................        1.83          0.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --            --
Distributions (from Capital Gains)..........................       (0.12)           --
                                                              ----------    ----------
  Total Distributions.......................................       (0.12)           --
                                                              ----------    ----------
NET ASSET VALUE END OF PERIOD...............................  $    11.71    $    10.00
                                                              ==========    ==========
TOTAL RETURN (A)............................................      18.24%         0.00%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    6,629    $    5,205
Ratio of Expenses to Average Net Assets.....................       2.06%         2.05%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (0.59%)        (0.18)
Portfolio Turnover Rate.....................................         81%           68%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SELECT EQUITY FUND--INTERNATIONAL SERIES (CLASS A)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(D)(L)   1999(C)(D)(I)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $     9.69    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.10)        (0.03)
Net Gain (Loss) on Securities (realized and unrealized).....        3.22         (0.28)
                                                              ----------    ----------
Total from Investment Operations............................        3.12         (0.31)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --            --
Distributions (from Capital Gains)..........................          --            --
                                                              ----------    ----------
  Total Distributions.......................................          --            --
                                                              ----------    ----------
NET ASSET VALUE END OF PERIOD...............................  $    12.81    $     9.69
                                                              ==========    ==========
TOTAL RETURN (A)............................................      32.20%        (3.10%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    4,796    $    2,928
Ratio of Expenses to Average Net Assets.....................       2.36%         2.50%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.71%)       (0.41%)
Portfolio Turnover Rate.....................................        107%          115%

--------------------------------------------------------------------------------

SELECT EQUITY FUND--INTERNATIONAL SERIES (CLASS B)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(D)(L)   1999(C)(D)(I)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $     9.65    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.15)        (0.07)
Net Gain (Loss) on Securities (realized and unrealized).....        3.20         (0.28)
                                                              ----------    ----------
Total from Investment Operations............................        3.05         (0.35)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --            --
Distributions (from Capital Gains)..........................          --            --
                                                              ----------    ----------
  Total Distributions.......................................          --            --
                                                              ----------    ----------
NET ASSET VALUE END OF PERIOD...............................  $    12.70    $     9.65
                                                              ==========    ==========
TOTAL RETURN (A)............................................      31.61%        (3.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    2,956    $    2,028
Ratio of Expenses to Average Net Assets.....................       3.25%         3.19%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (2.61%)       (1.09%)
Portfolio Turnover Rate.....................................        107%          115%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SELECT EQUITY FUND--INTERNATIONAL SERIES (CLASS C)

                                                                   FISCAL PERIOD ENDED
                                                                      SEPTEMBER 30
                                                              -----------------------------
                                                              2000(D)(L)   1999(C)(D)(I)(J)
                                                              ----------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $     9.68      $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.13)          (0.04)
Net Gain (Loss) on Securities (realized and unrealized).....        3.20           (0.28)
                                                              ----------      ----------
Total from Investment Operations............................        3.07           (0.32)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --              --
Distributions (from Capital Gains)..........................          --              --
                                                              ----------      ----------
  Total Distributions.......................................          --              --
                                                              ----------      ----------
NET ASSET VALUE END OF PERIOD...............................  $    12.75      $     9.68
                                                              ==========      ==========
TOTAL RETURN (A)............................................      31.72%          (3.20%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    3,677      $    2,493
Ratio of Expenses to Average Net Assets.....................       2.86%           2.78%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (2.22%)         (0.71%)
Portfolio Turnover Rate.....................................        107%            115%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SELECT EQUITY FUND--SELECT 25 SERIES (CLASS A)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(I)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    10.53   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.04)       (0.05)
Net Gain (Loss) on Securities (realized and unrealized).....        1.79         0.58
                                                              ----------   ----------
Total from Investment Operations............................        1.75         0.53
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Capital Gains)..........................          --           --
                                                              ----------   ----------
  Total Distributions.......................................          --           --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................  $    12.28   $    10.53
                                                              ==========   ==========
TOTAL RETURN (A)............................................      16.62%        5.30%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $   21,331   $   13,975
Ratio of Expenses to Average Net Assets.....................       1.35%        1.48%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (0.78%)      (0.75%)
Portfolio Turnover Rate.....................................        103%          14%

--------------------------------------------------------------------------------

SELECT EQUITY FUND--SELECT 25 SERIES (CLASS B)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(I)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    10.52   $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.09)       (0.09)
Net Gain (Loss) on Securities (realized and unrealized).....        1.77         0.61
                                                              ----------   ----------
Total from Investment Operations............................        1.68         0.52
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Capital Gains)..........................          --           --
      Total Distributions...................................          --           --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................  $    12.20   $    10.52
                                                              ==========   ==========
TOTAL RETURN (A)............................................      15.97%        5.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $   19,082   $   12,938
Ratio of Expenses to Average Net Assets.....................       2.11%        2.19%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.54%)      (1.47%)
Portfolio Turnover Rate.....................................        103%          14%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

SELECT EQUITY FUND--SELECT 25 SERIES (CLASS C)

                                                                 FISCAL PERIOD ENDED
                                                                     SEPTEMBER 30
                                                              --------------------------
                                                              2000(D)(L)   1999(D)(I)(J)
                                                              ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $    10.55    $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.09)        (0.09)
Net Gain (Loss) on Securities (realized and unrealized).....        1.78          0.64
                                                              ----------    ----------
Total from Investment Operations............................        1.69          0.55
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --            --
Distributions (from Capital Gains)..........................          --            --
                                                              ----------    ----------
  Total Distributions.......................................          --            --
                                                              ----------    ----------
NET ASSET VALUE END OF PERIOD...............................  $    12.24    $    10.55
                                                              ==========    ==========
TOTAL RETURN (A)............................................      16.02%         5.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    6,480    $    4,442
Ratio of Expenses to Average Net Assets.....................       2.08%         2.07%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.52%)       (1.34%)
Portfolio Turnover Rate.....................................        103%           14%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SECURITY ULTRA FUND (CLASS A)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ------------------------------------------------------------
                                                            2000(D)(L)   1999(D)   1998(D)   1997(D)   1996(D)   1995(D)
                                                            ----------   -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $9.19      $7.65     $9.24     $8.25     $8.20     $6.82
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)..............................      (0.04)     (0.06)    (0.06)    (0.08)    (0.05)    (0.02)
Net Gain (Loss) on Securities (realized and unrealized)...       5.78       3.51     (1.06)     1.65      1.10      1.54
                                                             --------    -------   -------   -------   -------   -------
Total from Investment Operations..........................       5.74       3.45     (1.12)     1.57      1.05      1.52
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................         --         --        --        --        --        --
Distributions (from Capital Gains)........................      (0.43)     (1.91)    (0.47)    (0.58)    (1.00)    (0.14)
                                                             --------    -------   -------   -------   -------   -------
  Total Distributions.....................................      (0.43)     (1.91)    (0.47)    (0.58)    (1.00)    (0.14)
                                                             --------    -------   -------   -------   -------   -------
NET ASSET VALUE END OF PERIOD.............................     $14.50      $9.19     $7.65     $9.24     $8.25     $8.20
                                                             ========    =======   =======   =======   =======   =======
      TOTAL RETURN (A)....................................     64.00%     50.91%   (12.45%)   20.57%    15.36%    22.69%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................   $173,621    $96,238   $67,554   $84,504   $74,230   $66,052
Ratio of Expenses to Average Net Assets...................      1.13%      1.21%     1.23%     1.71%     1.31%     1.32%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................     (0.61%)    (0.77%)   (0.64%)   (1.01%)   (0.61%)   (0.31%)
Portfolio Turnover Rate...................................        45%        54%      116%       68%      161%      180%

--------------------------------------------------------------------------------

SECURITY ULTRA FUND (CLASS B)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ------------------------------------------------------------
                                                            2000(D)(L)   1999(D)   1998(D)   1997(D)   1996(D)   1995(D)
                                                            ----------   -------   -------   -------   -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................      $8.54      $7.28     $8.90     $8.03     $8.11     $6.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)..............................      (0.09)     (0.14)    (0.14)    (0.15)    (0.13)    (0.09)
Net Gain (Loss) on Securities (realized and unrealized)...       5.35       3.31     (1.01)     1.60      1.05      1.53
                                                             --------    -------   -------   -------   -------   -------
Total from Investment Operations..........................       5.26       3.17     (1.15)     1.45      0.92      1.44
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)....................         --         --        --        --        --        --
Distributions (from Capital Gains)........................      (0.43)     (1.91)    (0.47)    (0.58)    (1.00)    (0.14)
                                                             --------    -------   -------   -------   -------   -------
  Total Distributions.....................................      (0.43)     (1.91)    (0.47)    (0.58)    (1.00)    (0.14)
                                                             --------    -------   -------   -------   -------   -------
NET ASSET VALUE END OF PERIOD.............................     $13.37      $8.54     $7.28     $8.90     $8.03     $8.11
                                                             ========    =======   =======   =======   =======   =======
TOTAL RETURN (A)..........................................     63.23%     49.39%   (13.30%)   19.58%    13.81%    21.53%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................    $26,305     $7,818    $5,610    $5,964    $2,698    $5,428
Ratio of Expenses to Average Net Assets...................      2.13%      2.21%     2.23%     2.71%     2.31%     2.32%
Ratio of Net Investment Income (Loss) to Average Net
  Assets..................................................     (1.61%)    (1.77%)   (1.64%)   (2.01%)   (1.61%)   (1.31%)
Portfolio Turnover Rate...................................        45%        54%      116%       68%      161%      180%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SELECT ULTRA FUND (CLASS C)

                                                                FISCAL PERIOD ENDED
                                                                   SEPTEMBER 30
                                                              -----------------------
                                                              2000(D)(L)   1999(D)(J)
                                                              ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................  $     9.11   $     8.20
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)................................       (0.08)       (0.07)
Net Gain (Loss) on Securities (realized and unrealized).....        5.72         0.98
                                                              ----------   ----------
Total from Investment Operations............................        5.64         0.91
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          --           --
Distributions (from Capital Gains)..........................       (0.43)          --
                                                              ----------   ----------
  Total Distributions.......................................       (0.43)          --
                                                              ----------   ----------
NET ASSET VALUE END OF PERIOD...............................  $    14.32   $     9.11
                                                              ==========   ==========
TOTAL RETURN (A)............................................      63.46%       11.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................  $    1,325   $       95
Ratio of Expenses to Average Net Assets.....................       2.13%        2.21%
Ratio of Net Investment Income (Loss) to Average Net
  Assets....................................................      (1.61%)      (1.75%)
Portfolio Turnover Rate.....................................         45%          54%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Security Total Return Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                 1995   1996   1997   1998   1999   2000
                                 ----   ----   ----   ----   ----   ----
Total Return Series    Class A   3.6%   3.1%   2.4%   2.5%   2.3%   N/A
                       Class B   4.7%   3.9%   3.3%   3.4%   3.2%   N/A
                       Class C   N/A    N/A    N/A    N/A    3.2%   N/A
Social Awareness
  Series               Class A   N/A    N/A    1.7%   1.5%   N/A    N/A
                       Class B   N/A    N/A    2.8%   2.5%   N/A    N/A
Value Series           Class A   N/A    N/A    1.9%   1.5%   N/A    N/A
                       Class B   N/A    N/A    2.8%   2.6%   N/A    N/A
Small Company Series   Class A   N/A    N/A    N/A    2.4%   1.5%   1.5%
                       Class B   N/A    N/A    N/A    3.4%   2.9%   2.4%
                       Class C   N/A    N/A    N/A    N/A    2.5%   2.4%
International Series   Class A   N/A    N/A    N/A    N/A    4.7%   3.5%
                       Class B   N/A    N/A    N/A    N/A    5.4%   4.4%
                       Class C   N/A    N/A    N/A    N/A    5.0%   4.0%

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(f) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(g) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Total Return Series effective August 1, 1997. Prior to August 1, 1997 Security Management Company, LLC (SMC) paid
     Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Total Return Series.

(h) Security Small Company Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Security Enhanced Index Series, Security International Series and Security Select 25 Series were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(j) Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.

(k) Prior to May 15, 1999 SMC paid Meridian for sub-advisory services provided to Total Return Series. Effective May 15, 1999 the sub-advisory contract with Meridian was terminated and SMC continued to provide advisory services to the Total Return Series.

(l) Unaudited figures for the six months ended March 31, 2000. Percentage amounts for the period, except total return, have been annualized.

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
MARCH 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES
    Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The Funds began offering an additional class of shares ("C" shares) to the public on January 29, 1999. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
    A. SECURITY VALUATION -- Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series', and International Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series, and International Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
    B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
    C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Global Series and International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.
    D. FUTURES -- Growth & Income Fund, Social Awareness Series, Small Company Series, Enhanced Index Series, International Series, and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000



of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.
    E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.
    F. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.
    G. TAXES -- The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
    H. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Growth & Income Fund, Equity Series, Global Series, and Ultra Fund for a single fee, including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B and Class C distribution fees. Management fees are payable to SMC under an investment advisory contract at an annual rate of 0.75% of the average daily net assets for Total Return, Enhanced Index and Select 25 Series, 1.00% for Social Awareness, Value and Small Company Series, and 1.10% for International Series.
    SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund. For these services, the Investment Manager receives, from Total Return Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or $60,000. For the International Series, the administrative fee is equal to .045% of the average daily net assets of the Series plus the greater of .10% of the average net assets for (i) $30,000 for the year ended 1/31/00, (ii) $45,000 for the year ended 1/31/01 and (iii) $60,000 for the year ended 1/31/02. For administrative services provided to the Total Return Series, Social Awareness Series, Value Series, Small Company Series, Enhanced Index Series and the Select 25 Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments, except from Growth and Income Fund Equity Series, Global Series and Ultra Fund.
    SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another Fund managed by SMC, SBL Series D, computed on a daily basis as follows:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
$0 to $300 Million..........................................     .35%
$300 Million to $750 Million................................     .30%
$750 Million or more........................................     .25%

    SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Company Series, an annual fee based on the combined average net assets of the Series and another fund managed by SMC, SBL Series X. The fee is equal to:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
Less Than $150 Million......................................     .50%
$150 Million to $500 Million................................     .45%
$500 Million or more........................................     .40%

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000


    Bankers Trust company furnishes investment advisory services to Enhanced Index Series and International Series. For such services to the Enhanced Index Series SMC pays Bankers trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another Fund, managed by SMC, SBL Series H as follows:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
$0 to $100 Million..........................................     .20%
$100 Million to $300 Million................................     .15%
$300 Million or more........................................     .13%

    SMC will also pay Bankers Trust the following minimum fees with respect to the Enhanced Index Series: (i) no minimum fee in the first year the Enhanced Index begins operations; and (ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For the services provided to the International Series, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another Fund managed by SMC, SBL Series I, computed on a daily basis as follows:

             Combined Average Daily Net Assets                Annual Fees
             ---------------------------------                -----------
$0 to $200 Million..........................................     .60%
$200 Million or more........................................     .55%

    SMC has agreed to limit the total expenses of the Enhanced Index Series and Select 25 Series to 1.75%, Total Return Series, Social Awareness Series, Value Series, and the Small Company Series to 2.00%, and the International Series to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. The expense limits other than those for Enhanced Index, Select 25 and International Series are voluntary limits which may be limited at any time without notice to shareholders. SMC waived management fees for the Small Company Series through November 30, 1999.
    The Funds have adopted Distribution Plans related to the offering of Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and Small Company, Enhanced Index, International and the Select 25 Series have also adopted such a Plan with respect to their Class A Shares. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B and Class C shares and 0.25% of the average daily net assets of the Small Company, Enhanced Index, International and Select 25 Series Class A shares. The Class A share 12b-1 fees of Small Company Series are not currently being charged.

    Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares and within 1 year of the date of purchase for Class C shares, after allowances to brokers and dealers in the amounts presented in the following table:

                                                             SDI                                 BROKER/     BROKER/     BROKER/
                                                         UNDERWRITING     CDSC        CDSC       DEALER      DEALER      DEALER
                                                          (CLASS A)     (CLASS B)   (CLASS C)   (CLASS A)   (CLASS B)   (CLASS C)
                                                         ------------   ---------   ---------   ---------   ---------   ---------
Growth & Income Fund:................................      $ 1,612      $ 13,850     $    0     $ 24,282    $ 29,860     $ 2,564
Security Equity Fund:
  Equity Series......................................       32,845       183,336      9,852      429,869     681,523      48,189
  Global Series......................................        1,543         9,975          0       23,040      62,265       9,772
Total Return Series..................................          101         1,850          0        2,380       5,225         116
  Social Awareness Series............................        1,284         4,027         22       59,851      56,284         879
  Value Series.......................................        1,833         5,286        451       31,278      50,750       5,890
  Small Company Series...............................        1,651           505          0       39,862      41,667      10,509
  Enhanced Index Series..............................        2,238         7,847      1,039       24,458      42,709       4,549
  International Series...............................          268           489         51        4,517       5,855       2,426
  Select 25 Series...................................       16,196        23,333      2,731      194,304     146,887      14,665
Security Ultra Fund:.................................        6,449             0      3,047       70,246      90,931       6,644

    Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000



3. FEDERAL UNREALIZED APPRECIATION/DEPRECIATION
    For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 2000, were as follows:

                                                                                                     NET
                                                                   GROSS           GROSS          UNREALIZED
                                                                 UNREALIZED      UNREALIZED      APPRECIATION
                                                                APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                                ------------    ------------    --------------
Growth & Income Fund........................................    $  4,638,584    ($2,600,026)     $  2,038,558
Security Equity Fund:
  Equity Series.............................................     454,421,723    (23,322,822)      431,098,901
  Global Series.............................................      23,625,731     (3,929,890)       19,695,841
  Total Return Series.......................................       1,446,951       (379,227)        1,067,724
  Social Awareness Series...................................      10,489,674       (836,335)        9,653,339
  Value Series..............................................       8,742,704     (3,293,415)        5,449,289
  Small Company Series......................................      14,097,222       (812,394)       13,284,828
  Enhanced Index Series.....................................       4,871,210     (1,515,632)        3,355,578
  International Series......................................       2,939,827       (319,567)        2,620,260
  Select 25 Series..........................................       8,731,961       (803,269)        7,928,692
Security Ultra Fund.........................................      92,789,218     (8,520,925)       84,268,293

4. INVESTMENT TRANSACTIONS

    Investment transactions for the six months ended March 31, 2000, (excluding overnight investments and short-term commercial paper) are as follows:

                                                                                  PROCEEDS
                                                                 PURCHASES       FROM SALES
                                                                 ---------       ----------
Growth & Income Fund........................................    $ 71,878,416    $ 82,067,533
Security Equity Fund:
  Equity Series.............................................     370,261,946     414,478,643
  Global Series.............................................      40,588,932      28,325,266
  Total Return Series.......................................       2,604,709       2,803,708
  Social Awareness Series...................................       7,457,728       4,162,266
  Value Series..............................................      15,835,709      15,433,653
  Small Company Series......................................      51,913,731      44,748,507
  Enhanced Index Series.....................................       8,598,553       8,198,043
  International Series......................................       6,119,655       4,846,790
  Select 25 Series..........................................      27,455,397      19,016,406
Security Ultra Fund.........................................      53,021,249      32,354,113

5. FORWARD FOREIGN EXCHANGE CONTRACTS
    At March 31, 2000, Global Series and International Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                                NET UNREALIZED
        CONTRACTS            SETTLEMENT        FOREIGN CURRENCY            AMOUNT TO BE        U.S. $ VALUE      APPRECIATION
         TO BUY                 DATE       TO BE DELIVERED IN U.S. $      PAID IN U.S. $      AS OF 03/31/00    (DEPRECIATION)
        ---------            ----------    -------------------------      --------------      --------------    --------------
International Series
British Pound............    04/04/2000                35,000               $  55,565           $  55,636          $    271
British Pound............    04/05/2000                13,000                  20,713              20,739                26
British Pound............    04/14/2000               225,000                 356,513             358,938             2,425
European Monetary Unit...    04/14/2000               371,669                 360,011             355,865            (4,146)
European Monetary Unit...    05/06/2000                51,462                  50,000              49,347              (653)
Japanese Yen.............    05/08/2000            10,636,000                 100,000             104,384             4,384
Swiss Franc..............    05/08/2000               165,090                 100,000              99,649              (351)
                                                                                                                   --------
                                                                                                                   $  1,956
                                                                                                                   ========

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000



                                                                                                                NET UNREALIZED
        CONTRACTS            SETTLEMENT        FOREIGN CURRENCY            AMOUNT TO BE        U.S. $ VALUE      APPRECIATION
         TO SELL                DATE       TO BE DELIVERED IN U.S. $      PAID IN U.S. $      AS OF 03/31/00    (DEPRECIATION)
        ---------            ----------    -------------------------      --------------      --------------    --------------
International Series
Australian Dollar........    05/08/2000               (82,153)              $ (50,000)          $ (49,844)         $    156
British Pound............    04/14/2000              (125,055)               (200,000)           (199,497)              503
British Pound............    05/08/2000               (31,669)                (50,000)            (50,520)             (520)
European Monetary Unit...    04/14/2000              (371,669)               (360,000)           (355,866)            4,134
European Monetary Unit...    04/28/2000                (4,000)                 (3,867)             (3,833)               34
Japanese Yen.............    04/14/2000           (38,144,256)               (356,512)           (372,642)          (16,130)
New Zealand Dollar.......    05/06/2000              (102,642)                (50,000)            (50,948)             (948)
Norwegian Kroner.........    05/06/2000              (418,190)                (50,000)            (49,575)              425
                                                                                                                   --------
                                                                                                                   $(12,346)
                                                                                                                   ========

6. OPEN FUTURE CONTRACTS

                                                      NUMBER OF                        CONTRACT       MARKET      UNREALIZED
                     CURRENCY                         CONTRACTS    EXPIRATION DATE      AMOUNT        VALUE       GAIN/LOSS
                     --------                         ---------    ---------------     --------       ------      ----------
INTERNATIONAL SERIES
NASDAQ 100 Index Future (Short)...................            2       6/15/2000         $869,007      $891,470      $22,463

    At March 31, 2000, the market value of assets pledged to cover margin requirements for open contracts was $1,459,112.

ENHANCED INDEX SERIES
S&P 500 E-Mini Future............................            1       6/15/2000       $   78,256    $   75,763     $  2,493
S&P 500 Index Future.............................            9       6/15/2000        3,205,702     3,409,425      127,960
                                                                                                                  --------
                                                                                                                  $130,453
                                                                                                                  ========

    At March 31, 2000, the market value of assets pledged to cover margin requirements for open contracts was $5,789,659.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MARCH 31, 2000



7. CAPITAL SHARE TRANSACTIONS
    The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                        2000          2000          2000         2000          2000           2000
                                       Shares        Amount        Shares       Amount        Shares         Amount
                                        Sold          Sold       Reinvested   Reinvested     Redeemed       Redeemed
                                     ----------   ------------   ----------   -----------   -----------   -------------
Growth & Income Fund
 Class A shares....................     399,232   $  2,681,072     334,927    $ 2,254,392    (1,232,676)  $  (8,076,508)
 Class B shares....................     190,521      1,111,239      13,805        232,980      (343,765)     (2,181,765)
 Class C shares....................      31,786        209,412       1,771         11,805       (26,291)       (169,742)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................     621,539   $  4,001,723     350,503    $ 2,499,177    (1,602,732)  $ (10,428,015)
                                     ==========   ============   =========    ===========   ===========   =============
Equity Series
 Class A shares....................   6,558,875   $ 68,010,485   2,954,485    $30,481,412   (14,499,526)  $(148,200,614)
 Class B shares....................   3,438,197     33,839,002     643,511      6,291,607    (4,760,279)    (46,252,680)
 Class C shares....................     331,027      3,435,725      18,826        191,967      (331,999)     (3,447,215)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................  10,328,099   $105,285,212   3,616,822    $36,964,986   (19,591,804)  $(197,900,509)
                                     ==========   ============   =========    ===========   ===========   =============
Global Series
 Class A shares....................     803,382   $ 14,771,453     168,184    $ 2,757,048      (356,443)  $  (5,567,214)
 Class B shares....................     767,841     13,447,168     126,914      1,989,122      (371,658)     (5,485,864)
 Class C shares....................      53,295        986,245       1,681         27,302        (1,284)        (22,855)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................   1,624,518   $ 29,204,866     296,779    $ 4,773,472      (729,385)  $ (11,075,933)
                                     ==========   ============   =========    ===========   ===========   =============
Total Return Series
 Class A shares....................      13,576   $    162,812      16,654    $   196,239       (32,558)  $    (385,910)
 Class B shares....................      25,818        307,171      17,284        200,891       (18,734)       (215,186)
 Class C shares....................       2,152         25,327          59            692             0               0
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................      41,546   $    495,310      33,997    $   397,822       (51,292)  $    (601,096)
                                     ==========   ============   =========    ===========   ===========   =============
Social Awareness Series
 Class A shares....................     121,319   $  3,145,759       8,781    $   225,141       (79,879)  $  (2,059,674)
 Class B shares....................      69,761      1,749,311       6,210        154,141       (13,823)       (347,642)
 Class C shares....................       4,399        111,921         286          7,240          (565)        (14,580)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................     195,479   $  5,006,991      15,277    $   386,522       (94,267)  $  (2,421,896)
                                     ==========   ============   =========    ===========   ===========   =============
Value Series
 Class A shares....................     230,039   $  3,918,100      56,966    $   907,177      (210,834)  $  (3,504,021)
 Class B shares....................      92,487      1,539,990      24,287        377,784      (103,272)     (1,655,301)
 Class C shares....................      28,614        487,828       2,976         47,000        (4,136)        (66,099)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................     351,142   $  5,945,918      84,229    $ 1,331,961      (318,242)  $  (5,225,421)
                                     ==========   ============   =========    ===========   ===========   =============
Small Company Series
 Class A shares....................     407,483   $ 11,622,426      32,034    $   561,850      (161,699)  $  (2,674,814)
 Class B shares....................     240,478      5,271,091       2,531         43,257      (131,729)     (1,854,272)
 Class C shares....................      58,484      1,209,783       2,240         38,867        (7,903)       (157,423)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................     796,445   $ 18,103,300      36,805    $   643,974      (301,331)  $  (4,686,509)
                                     ==========   ============   =========    ===========   ===========   =============
Enhanced Index Series
 Class A shares....................     139,154   $  1,509,666       7,667    $    84,510      (167,841)  $  (1,856,265)
 Class B shares....................     142,358      1,554,552      10,742        117,646       (98,054)     (1,074,177)
 Class C shares....................      55,995        614,713       5,675         62,264       (15,792)       (173,495)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................     337,507   $  3,678,931      24,084    $   264,420      (281,687)  $  (3,103,937)
                                     ==========   ============   =========    ===========   ===========   =============
International Series
 Class A shares....................      79,181   $  1,042,479           0              0        (6,773)  $     (87,753)
 Class B shares....................      24,614        309,353           0              0        (1,918)        (24,202)
 Class C shares....................      31,723        384,393           0              0        (1,038)        (11,365)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................     135,518   $  1,736,225           0    $         0        (9,729)  $    (123,320)
                                     ==========   ============   =========    ===========   ===========   =============
Select 25 Series
 Class A shares....................     795,064   $  9,326,140           0    $         0      (384,988)  $  (4,475,302)
 Class B shares....................     538,186      6,249,754           0              0      (203,898)     (2,369,601)
 Class C shares....................     228,570      2,661,248           0              0      (120,193)     (1,405,153)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................   1,561,820   $ 18,237,142           0    $         0      (709,079)  $  (8,250,056)
                                     ==========   ============   =========    ===========   ===========   =============
Security Ultra Fund
 Class A shares....................   2,891,439   $ 34,605,354     411,423    $ 4,476,694    (1,808,126)  $ (21,471,860)
 Class B shares....................   1,277,306     14,624,588      59,868        602,335      (285,495)     (3,365,491)
 Class C shares....................      82,199      1,127,445         670          7,207          (755)         (8,841)
                                     ----------   ------------   ---------    -----------   -----------   -------------
   Total...........................   4,250,944   $ 50,357,387     471,961    $ 5,086,236    (2,094,376)  $ (24,846,192)
                                     ==========   ============   =========    ===========   ===========   =============

                                        2000 Total          2000 Total
                                     Increase/Decrease   Increase/Decrease
                                          Shares              Amount
                                     -----------------   -----------------
Growth & Income Fund
 Class A shares....................       (498,517)        $ (3,141,044)
 Class B shares....................       (139,439)            (837,546)
 Class C shares....................          7,266               51,475
                                        ----------         ------------
   Total...........................       (630,690)        $ (3,927,115)
                                        ==========         ============
Equity Series
 Class A shares....................     (4,986,166)        $(49,708,717)
 Class B shares....................       (678,571)          (6,122,071)
 Class C shares....................         17,854              180,477
                                        ----------         ------------
   Total...........................     (5,646,883)        $(55,650,311)
                                        ==========         ============
Global Series
 Class A shares....................        615,123         $ 11,961,287
 Class B shares....................        523,097            9,950,426
 Class C shares....................         53,692              990,692
                                        ----------         ------------
   Total...........................      1,191,912         $ 22,902,405
                                        ==========         ============
Total Return Series
 Class A shares....................         (2,328)        $    (26,859)
 Class B shares....................         24,368              292,876
 Class C shares....................          2,211               26,019
                                        ----------         ------------
   Total...........................         24,251         $    292,036
                                        ==========         ============
Social Awareness Series
 Class A shares....................         50,221         $  1,311,226
 Class B shares....................         62,148            1,555,810
 Class C shares....................          4,120              104,581
                                        ----------         ------------
   Total...........................        116,489         $  2,971,617
                                        ==========         ============
Value Series
 Class A shares....................         76,171         $  1,321,256
 Class B shares....................         13,502              262,473
 Class C shares....................         27,454              468,729
                                        ----------         ------------
   Total...........................        117,127         $  2,052,458
                                        ==========         ============
Small Company Series
 Class A shares....................        367,818         $  9,509,462
 Class B shares....................        111,280            3,460,077
 Class C shares....................         52,821            1,091,226
                                        ----------         ------------
   Total...........................        531,919         $ 14,060,765
                                        ==========         ============
Enhanced Index Series
 Class A shares....................        (21,020)        $   (262,089)
 Class B shares....................         55,046              598,021
 Class C shares....................         45,878              503,482
                                        ----------         ------------
   Total...........................         79,904         $    839,414
                                        ==========         ============
International Series
 Class A shares....................         72,408         $    954,726
 Class B shares....................         22,696              285,151
 Class C shares....................         30,685              373,028
                                        ----------         ------------
   Total...........................        125,789         $  1,612,905
                                        ==========         ============
Select 25 Series
 Class A shares....................        410,076         $  4,850,838
 Class B shares....................        334,288            3,880,153
 Class C shares....................        108,377            1,256,095
                                        ----------         ------------
   Total...........................        852,741         $  9,987,086
                                        ==========         ============
Security Ultra Fund
 Class A shares....................      1,494,736         $ 17,610,188
 Class B shares....................      1,051,679           11,861,432
 Class C shares....................         82,114            1,125,811
                                        ----------         ------------
   Total...........................      2,628,529         $ 30,597,431
                                        ==========         ============

--------------------------------------------------------------------------------

MARCH 31, 2000

c-------------------------------------------------------------------------------

                                       1999          1999          1999         1999          1999           1999
                                      Shares        Amount        Shares       Amount        Shares         Amount
                                       Sold          Sold       Reinvested   Reinvested     Redeemed       Redeemed
                                    ----------   ------------   ----------   -----------   -----------   -------------
Growth & Income Fund
 Class A shares...................     673,512   $  5,147,174   1,799,088    $12,417,291    (1,994,458)  $ (14,859,162)
 Class B shares...................     383,324      2,857,782     247,855      1,670,300      (444,025)     (3,216,919)
 Class C shares...................      43,144        332,472           0              0        (1,433)        (11,201)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   1,099,980   $  8,337,428   2,046,943    $14,087,591    (2,439,916)  $ (18,087,282)
                                    ==========   ============   =========    ===========   ===========   =============
Equity Series
 Class A shares...................  13,420,421   $132,649,509   6,045,433    $59,027,585   (14,665,109)  $(147,063,933)
 Class B shares...................   8,372,638     79,823,484   1,056,640      9,899,655    (5,823,017)    (55,932,934)
 Class C shares...................     466,193      4,768,942           0              0       (10,366)       (105,580)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................  22,259,252   $217,241,935   7,102,073    $68,927,240   (20,498,492)  $(203,102,447)
                                    ==========   ============   =========    ===========   ===========   =============
Global Series
 Class A shares...................     695,668   $  8,911,418     130,230    $ 1,583,863      (490,657)  $  (6,276,602)
 Class B shares...................     692,033      8,616,997      86,877      1,024,274      (407,260)     (5,056,378)
 Class C shares...................      14,520        197,823           0              0             0               0
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   1,402,221   $ 17,726,238     217,107    $ 2,608,137      (897,917)    (11,332,980)
                                    ==========   ============   =========    ===========   ===========   =============
Total Return Series
 Class A shares...................      31,506   $    368,718      24,537    $   271,998       (56,089)  $    (652,076)
 Class B shares...................      27,410        315,455      21,691        239,384       (44,246)       (505,377)
 Class C shares...................         709          8,553           0              0             0               0
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................      59,625   $    692,726      46,228    $   511,382      (100,335)  $  (1,157,453)
                                    ==========   ============   =========    ===========   ===========   =============
Social Awareness Series
 Class A shares...................     306,741   $  7,392,701       6,458    $   147,295      (149,302)  $  (3,600,362)
 Class B shares...................     204,928      4,817,870       4,916        109,778       (94,506)     (2,217,147)
 Class C shares...................      16,960        418,879           0              0           (12)           (303)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................     528,629   $ 12,629,450      11,374    $   257,073      (243,820)  $  (5,817,812)
                                    ==========   ============   =========    ===========   ===========   =============
Value Series
 Class A shares...................     749,287   $ 11,366,515       3,927    $    54,487      (283,023)  $  (4,222,754)
 Class B shares...................     177,704      2,663,313       2,087         28,595      (138,360)  $  (1,970,978)
 Class C shares...................      69,766      1,117,339           0              0          (822)        (13,409)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................     996,757   $ 15,147,167       6,014    $    83,082      (422,205)  $  (6,207,141)
                                    ==========   ============   =========    ===========   ===========   =============
Small Company Series
 Class A shares...................   1,039,226   $ 10,583,204           0    $         0       (46,168)  $    (479,808)
 Class B shares...................      29,971        312,814           0              0       (12,838)       (128,932)
 Class C shares...................      69,336        738,707           0              0          (127)         (1,457)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   1,138,533   $ 11,634,725           0    $         0       (59,133)  $    (610,197)
                                    ==========   ============   =========    ===========   ===========   =============
Enhanced Index Series
 Class A shares...................     814,143   $  8,317,912           0    $         0       (58,104)  $    (609,377)
 Class B shares...................     973,729      9,959,395           0              0       (13,517)       (140,440)
 Class C shares...................     521,068      5,288,712           0              0          (807)         (8,246)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   2,308,940   $ 23,566,019           0    $         0       (72,428)  $    (758,063)
                                    ==========   ============   =========    ===========   ===========   =============
International Series
 Class A shares...................     307,889   $  3,015,685           0              0        (5,768)  $     (55,982)
 Class B shares...................     210,293      2,081,770           0              0          (208)  $      (2,000)
 Class C shares...................     258,214      2,545,289           0              0          (609)  $      (5,792)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................     776,396   $  7,642,744           0    $         0        (6,585)  $     (63,774)
                                    ==========   ============   =========    ===========   ===========   =============
Select 25 Series
 Class A shares...................   1,447,176   $ 14,845,141           0    $         0      (120,570)  $  (1,239,696)
 Class B shares...................   1,278,626     13,090,317           0              0       (49,213)       (515,290)
 Class C shares...................     426,772      4,350,090           0              0        (5,870)        (61,895)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   3,152,574   $ 32,285,548           0    $         0      (175,653)  $  (1,816,881)
                                    ==========   ============   =========    ===========   ===========   =============
Security Ultra Fund
 Class A shares...................   3,546,126   $ 30,558,438   2,215,618    $16,490,845    (4,118,483)  $ (35,203,189)
 Class B shares...................     881,272      7,056,830     280,843      1,958,316    (1,016,884)     (7,863,259)
 Class C shares...................      11,687        105,168           0              0        (1,234)        (10,906)
                                    ----------   ------------   ---------    -----------   -----------   -------------
   Total..........................   4,439,085   $ 37,720,436   2,496,461    $18,449,161    (5,136,601)  $ (43,077,354)
                                    ==========   ============   =========    ===========   ===========   =============

                                          1999                1999
                                    Increase/Decrease   Increase/Decrease
                                         Shares              Amount
                                    -----------------   -----------------
Growth & Income Fund
 Class A shares...................        478,142          $ 2,705,303
 Class B shares...................        187,154            1,311,163
 Class C shares...................         41,711              321,271
                                        ---------          -----------
   Total..........................        707,007          $ 4,337,737
                                        =========          ===========
Equity Series
 Class A shares...................      4,800,745          $44,613,161
 Class B shares...................      3,606,261           33,790,205
 Class C shares...................        455,827            4,663,362
                                        ---------          -----------
   Total..........................      8,862,833          $83,066,728
                                        =========          ===========
Global Series
 Class A shares...................        335,241          $ 4,218,679
 Class B shares...................        371,650            4,584,893
 Class C shares...................         14,520              197,823
                                        ---------          -----------
   Total..........................        721,411          $ 9,001,395
                                        =========          ===========
Total Return Series
 Class A shares...................            (46)         $   (11,360)
 Class B shares...................          4,855               49,462
 Class C shares...................            709                8,553
                                        ---------          -----------
   Total..........................          5,518          $    46,655
                                        =========          ===========
Social Awareness Series
 Class A shares...................        163,896          $ 3,939,634
 Class B shares...................        115,339            2,710,501
 Class C shares...................         16,948              418,576
                                        ---------          -----------
   Total..........................        296,183          $ 7,068,711
                                        =========          ===========
Value Series
 Class A shares...................        470,191          $ 7,198,248
 Class B shares...................         41,431              720,930
 Class C shares...................         68,944            1,103,930
                                        ---------          -----------
   Total..........................        580,566          $ 9,023,108
                                        =========          ===========
Small Company Series
 Class A shares...................        993,058          $10,103,396
 Class B shares...................         17,133              183,882
 Class C shares...................         69,209              737,250
                                        ---------          -----------
   Total..........................      1,079,400          $11,024,528
                                        =========          ===========
Enhanced Index Series
 Class A shares...................        756,039          $ 7,708,535
 Class B shares...................        960,212            9,818,955
 Class C shares...................        520,261            5,280,466
                                        ---------          -----------
   Total..........................      2,236,512          $22,807,956
                                        =========          ===========
International Series
 Class A shares...................        302,121          $ 2,959,703
 Class B shares...................        210,085            2,079,770
 Class C shares...................        257,605            2,539,497
                                        ---------          -----------
   Total..........................        769,811          $ 7,578,970
                                        =========          ===========
Select 25 Series
 Class A shares...................      1,326,606          $13,605,445
 Class B shares...................      1,229,413           12,575,027
 Class C shares...................        420,902            4,288,195
                                        ---------          -----------
   Total..........................      2,976,921          $30,468,667
                                        =========          ===========
Security Ultra Fund
 Class A shares...................      1,643,261          $11,846,094
 Class B shares...................        145,231            1,151,887
 Class C shares...................         10,453               94,262
                                        ---------          -----------
   Total..........................      1,798,945          $13,092,243
                                        =========          ===========

--------------------------------------------------------------------------------

MARCH 31, 2000

c-------------------------------------------------------------------------------

8. FEES PAID INDIRECTLY
    The Funds have directed certain portfolio trades to brokers who paid a portion of each Fund's expenses. Fund expenses were reduced as indicated in the table below:

                                                                 Six Months       Fiscal Year
                                                                Ended 3/31/00    Ended 9/30/99
                                                                -------------    -------------
Growth & Income Fund........................................       $  150           $  670
Equity Series...............................................        2,044            7,860
Total Return Series.........................................           14               54
Social Awareness Series.....................................           46              135
Value Series................................................           59              183
Select 25 Series............................................           63               90
Ultra Fund..................................................          226              690
                                                                   ------           ------
                                                                   $2,602           $9,682
                                                                   ======           ======

9. OPTIONS WRITTEN
    The following options written were outstanding for the International Series for the period ended March 31, 2000:

Put Options Written

                                                                Expiration    Exercise    Number of    Market
                          Currency                                 Date        Price      Contracts    Value
                          --------                              ----------    --------    ---------    ------
British Sterling Pound......................................    04/14/2000       1.55      250,000     $(130)
Japanese Yen................................................    04/11/2000     111.50      300,000       (30)
Swiss Franc.................................................    04/14/2000       1.69      100,000      (350)
                                                                                                       -----
Total put options outstanding (premiums received, $4,107)...                                           $(510)
                                                                                                       =====

Call Options Written

                                                                Expiration    Exercise    Number of     Market
                          Currency                                 Date        Price      Contracts     Value
                          --------                              ----------    --------    ---------    --------
Japanese Yen................................................    04/11/2000     106.00      300,000     $(10,800)
Swiss Franc.................................................    04/14/2000       1.59      100,000          (60)
                                                                                                       --------
Total call options outstanding (premiums received,
  $4,603)...................................................                                           $(10,860)
                                                                                                       ========

    Transactions in options written for the International Series for the period ended March 31, 2000 were as follows:

                    Call Options Written                        Number of    Premium
                                                                Contracts    Amount
                                                                ---------    -------
Balance at Sept. 30, 1999...................................          --     $   --
Opened......................................................    1,048,064     6,828
Expired.....................................................     (648,064)   (2,295)
Exercised...................................................          --         --
                                                                ---------    ------
Balance at March 31, 2000...................................      400,000    $4,603
                                                                =========    ======

                    Put Options Written                         Number of    Premium
                                                                Contracts    Amount
                                                                ---------    -------
Balance at Sept. 30, 1999...................................          --     $   --
Opened......................................................     650,000      4,107
Expired.....................................................          --         --
Exercised...................................................          --         --
                                                                 -------     ------
Balance at March 31, 2000...................................     650,000     $4,107
                                                                 =======     ======

--------------------------------------------------------------------------------

                       THIS PAGE LEFT INTENTIONALLY BLANK

THE SECURITY GROUP
OF MUTUAL FUNDS
Security Growth and Income Fund
Security Equity Fund
      - Equity Series
      - Global Series
      - Total Return Series
      - Social Awareness Series
      - Value Series
      - Small Company Series
      - Enhanced Index Series
      - International Series
      - Select 25 Series
Security Ultra Fund
Security Income Fund
      - Diversified Income Series
      - High Yield Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information. SECURITY FUNDS
OFFICERS AND DIRECTORS
DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President, Equity Fund
James P. Schier, Vice President, Equity and Ultra Fund
Cindy L. Shields, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

www.securitybenefit.com

      SECURITY DISTRIBUTORS, INC.
      A Member of The Security Benefit
      Group of Companies
[SECURITY DISTRIBUTORS, INC. LOGO]
      700 SW Harrison St. Topeka, KS 66636-0001
                                                                 PRESORTED
                                                                  STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                CHICAGO, IL
                                                               PERMIT NO. 941

SDI 604A (R3-00)                                                     46-06040-01